File No. 33-51061
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

     Pre-Effective Amendment No.                                       [ ]


     Post-Effective Amendment No. 7                                    [X]



                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]


     Amendment No. 7                                                   [X]



                      (Check appropriate box or boxes.)

                    DREYFUS GROWTH AND VALUE FUNDS, INC.
             (Exact Name of Registrant as Specified in Charter)


           c/o The Dreyfus Corporation
           200 Park Avenue, New York, New York          10166
           (Address of Principal Executive Offices)     (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000


                            Mark N. Jacobs, Esq.
                               200 Park Avenue
                          New York, New York 10166
                   (Name and Address of Agent for Service)




It is proposed that this filing will become effective (check appropriate box)


           immediately upon filing pursuant to paragraph (b)
     ----
      X    on April 10, 1996 pursuant to paragraph (b)
     ----
           60 days after filing pursuant to paragraph (a)(i)
     ----
           on     (date)      pursuant to paragraph (a)(i)
     ----
           75 days after filing pursuant to paragraph (a)(ii)
     ----
           on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----


If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----


     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended October 31, 1995 for its Dreyfus Large Company Growth Fund, Dreyfus Large Company Value Fund and Dreyfus Small Company Value Fund was filed on December 28, 1995.




                     DREYFUS GROWTH AND VALUE FUNDS, INC.
                 Cross-Reference Sheet Pursuant to Rule 495(a)
                                                        Aggressive Growth,
                                                        Aggressive Value,         Midcap Value,
Items in                                                International Value       Emerging Leaders
Part A of
Form N-1A  Caption                                      Page                      Page
_________  _______                                      _____________             _______

   1    Cover Page                                      Cover                     Cover

   2    Synopsis                                        3                         3

   3    Condensed Financial Information                 4                         4

   4    General Description of Registrant               4                         4

   5    Management of the Fund                          6                         6

   5(a) Management's Discussion of Fund's Performance  *                          *

   6    Capital Stock and Other Securities              17                        18(2)

   7    Purchase of Securities Being Offered            8                         8(3)

   8    Redemption or Repurchase                        13(1)                     14(4)

   9    Pending Legal Proceedings                       *                         *

1  With respect to International Value, Page 14
2  With respect to Dreyfus Emerging Leaders, Page 16
3  With respect to Dreyfus Emerging Leaders, Page 7
4  With respect to Dreyfus Emerging Leaders, Page 12

Items in
Part B of
Form N-1A
---------

   10    Cover Page                                         Cover

   11    Table of Contents                                  Cover

   12    General Information and History                    B-34

   13    Investment Objectives and Policies                 B-3

   14    Management of the Fund                             B-14

   15    Control Persons and Principal                      B-17
         Holders of Securities

   16    Investment Advisory and Other                      B-17
         Services
_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


                     DREYFUS GROWTH AND VALUE FUNDS, INC.
           Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A      Caption                                        Page
_________      _______                                        _____

   17          Brokerage Allocation                           B-31

   18          Capital Stock and Other Securities             B-34

   19          Purchase, Redemption and Pricing               B-21; B-23
               of Securities Being Offered                    and B-28

   20          Tax Status                                     *

   21          Underwriters                                   B-1 and B-21

   22          Calculations of Performance Data               B-33

   23          Financial Statements                           B-40


Items in
Part C of
Form N-1A
_________

   24          Financial Statements and Exhibits              C-1

   25          Persons Controlled by or Under                 C-4
               Common Control with Registrant

   26          Number of Holders of Securities                C-4

   27          Indemnification                                C-4

   28          Business and Other Connections of              C-5
               Investment Adviser

   29          Principal Underwriters                         C-13

   30          Location of Accounts and Records               C-16

   31          Management Services                            C-16

   32          Undertakings                                   C-16


_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.



                            FOR USE BY BANKS ONLY

                                                   April 10, 1996

                       DREYFUS AGGRESSIVE GROWTH FUND

                Supplement to Prospectus dated April 10, 1996

     All mutual fund shares involve certain investment risks, including the possible loss of principal.


                                                   256/s041096BNK


______________________________________________________________________________

PROSPECTUS                                                     APRIL 10, 1996

                      DREYFUS AGGRESSIVE GROWTH FUND
______________________________________________________________________________
        DREYFUS AGGRESSIVE GROWTH FUND (THE "FUND") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS GROWTH AND VALUE FUNDS, INC., AN OPEN-END, MANAGEMENT INVESTMENT COMPANY (THE "COMPANY"), KNOWN AS A MUTUAL FUND. THE FUND'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION. IT WILL SEEK TO ACHIEVE THIS INVESTMENT OBJECTIVE BY INVESTING PRINCIPALLY IN A PORTFOLIO OF PUBLICLY-TRADED EQUITY SECURITIES OF DOMESTIC AND FOREIGN ISSUERS WHICH WOULD BE CHARACTERIZED AS "GROWTH" COMPANIES ACCORDING TO CRITERIA ESTABLISHED BY THE DREYFUS CORPORATION.
        YOU CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY. YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS TELETRANSFER.

        THE DREYFUS CORPORATION PROFESSIONALLY MANAGES THE FUND'S PORTFOLIO.

        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 10, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
______________________________________________________________________________
                            TABLE OF CONTENTS
                                                             Page

         Annual Fund Operating Expenses....................   3
         Condensed Financial Information...................   4
         Description of the Fund...........................   4
         Management of the Fund............................   6
         How to Buy Shares.................................   8
         Shareholder Services..............................  10
         How to Redeem Shares .............................  13
         Shareholder Services Plan.........................  15
         Dividends, Distributions and Taxes................  15
         Performance Information...........................  17
         General Information...............................  17
         Appendix..........................................  18

______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
______________________________________________________________________________
        [This Page Intentionally Left Blank]
       Page 2

                                   ANNUAL FUND OPERATING EXPENSES
                            (as a percentage of average daily net assets)
        Management Fees(after fee waiver)......................................                          .00%
        Other Expenses(after fee waiver).......................................                          1.25%
        Total Fund Operating Expenses(after fee waiver)........................                          1.25%


EXAMPLE:
        You would pay the following
        expenses on a $1,000
        investment, assuming (1) 5%                               1 YEAR                            3 YEARS
        annual return and (2) redemption
        at the end of each time period:                         $13                                 $40

______________________________________________________________________________

        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

______________________________________________________________________________

        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. Annual Fund Operating Expenses noted above have been restated to reflect an undertaking by The Dreyfus Corporation that if, in the fiscal year ending August 31, 1996, Fund expenses, including the management fee, exceed 1.25% of the value of the Fund's average net assets for the fiscal year, The Dreyfus Corporation may waive its management fee or bear certain expenses of the Fund to the extent of such excess expense. The expenses noted above, without reimbursement, would be: Management Fees --
 .75%, Other Expenses -- 2.02% and Total Fund Operating Expenses -- 2.77%. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Shares" and "Shareholder Services Plan."

         Page 3

                       CONDENSED FINANCIAL INFORMATION
        The table below sets forth certain information covering the Fund's investment results for the period indicated. Further financial data and related notes are included in the Statement of Additional Information, available upon request.


                       FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period September 29, 1995 (commencement of operations) to February 29, 1996 (unaudited). This information has been derived from the Fund's financial statements.


PER SHARE DATA:
  Net asset value, beginning of period......................................                           $12.50
                                                                                                       -------
  INVESTMENT OPERATIONS:
  Investment (loss).........................................................                             (.04)
  Net realized and unrealized gain on investments...........................                             8.47
                                                                                                       -------
  TOTAL FROM INVESTMENT OPERATIONS..........................................                             8.43
                                                                                                       -------
  DISTRIBUTIONS:
  Dividends from investment income --net....................................                              --
  Net asset value, end of period............................................                           $20.93
                                                                                                       =======
TOTAL INVESTMENT RETURN*....................................................                            67.44%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets*..................................                              .54%
  Ratio of interest expense to average net assets*..........................                              .12%
  Ratio of net investment (loss) to average net assets*.....................                             (.49%)
  Decrease reflected in above expense ratios due to undertaking by The Dreyfus Corporation (limited
  to the expense limitation provision of the Management Agreement)*.........                              .65%
  Portfolio Turnover Rate*..................................................                            65.42%
  Average Commission Rate...................................................                            $.0500
  Net Assets, end of period (000's omitted).................................                           $11,365
* Not annualized.


        Further information about the Fund's performance will be contained in the Fund's annual report for the fiscal year ending August 31, 1996, which will be available approximately the end of October 1996, and which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.

                          DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
        The Fund's investment objective is capital appreciation. It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.
MANAGEMENT POLICIES
        The Fund anticipates that at least 65% of the value of its total assets (except when maintaining a temporary defensive position) will be invested in equity securities of domestic and foreign issuers which would be characterized as "growth" companies according to criteria established by The Dreyfus Corporation. The Fund's securities selections generally will be made without regard to an issuer's market capitalization. Equity securities consist of common stocks and preferred stocks. The Fund may invest up to 30% of the value of its total assets in the securities of foreign companies which are not publicly traded in the United States and the debt securities of foreign governments.
        Page 4
        To manage the Fund, The Dreyfus Corporation classifies issuers as "growth" or "value" companies. In general, The Dreyfus Corporation believes that companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classified as value companies. Alternatively, companies which have above average earnings or sales growth and retention of earnings and command higher price to earnings ratios fit the more classic growth description.

        Stock selection is based primarily on the forecast of future (12-18 months) relative earnings growth by company. Top-down sector earnings forecasts supplement company-specific fundamentals in final portfolio construction. The Fund may also take large cyclical positions when justified by a strong cyclical earnings recovery.

        While seeking desirable equity investments, the Fund may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix _ Certain Portfolio Securities _ Money Market Instruments." Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in m oney market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments.

        In an effort to increase returns, the Fund expects to trade actively and that the annual portfolio turnover rate could exceed 150%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Fund may engage in various investment techniques, such as foreign currency transactions, leveraging, options and futures transactions and short-selling. See also "Investment Considerations and Risks" and "Appendix _ Investment Techniques" below and "Investment Objective and Management Policies _ Management Policies" in the Statement of Additional Information.

INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies _Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES -- Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.
        The securities of smaller companies in which the Fund may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.
FOREIGN SECURITIES -- Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

        Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible: adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.

       Page 5
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.



USE OF DERIVATIVES -- The Fund may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include options and futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix _ Investment Techniques _ Use of Derivatives" below and "Investment Objective and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.

SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of the other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 1, 1996, The Dreyfus Corporation managed or administered approximately $85 billion in assets for more than 1.7 million investor accounts nationwide.


        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Company, subject to the authority of the Company's Board in accordance with Maryland law. The Fund's primary portfolio manager is Michael L. Schonberg. He has held that position since September 1995 and has been employed by The Dreyfus Corporation since July 1995. Prior to joining The Dreyfus Corporation, Mr. Schonberg was a General Partner of Omega Advisors since 1994 and, for more than five years prior thereto, Chief Investment Officer and a Managing Director at UBS Asset Management. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1995, including approximately $81 billion in proprietary mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or
         Page 6
administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.


        Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .75 of 1% of the value of the Fund's average daily net assets. The management fee is higher than that paid by most other investment companies. For the period September 29, 1995 (commencement of operations) through February 29, 1996, no management fee was paid by the Fund pursuant to an undertaking by The Dreyfus Corporation. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.


        In allocating brokerage transactions for the Fund, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds advised by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for the Fund may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Fund's Board. See "Portfolio Transactions" in the Statement of Additional Information.


        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.


EXPENSES -- All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by The Dreyfus Corporation. The expenses borne by the Company include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of The Dreyfus Corporation or any of its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Company's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to the Fund are charged against the assets of the Fund; other expenses of the Company are allocated among the Company's portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.


DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671,
        Page 7
is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.

                          HOW TO BUY SHARES
        Fund shares are sold without a sales charge. You may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution (collectively, "Service Agents"). Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
        The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian" and should specify that you are investing in the Fund. Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
          Page 8

        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA# 8900279621/Dreyfus Aggressive Growth Fund, for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "1111."
        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other agent. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of Fund shares outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Company's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
        For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.

         Page 9
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS TELETRANSFER PRIVILEGE -- You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by telephoning
1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                        SHAREHOLDER SERVICES
FUND EXCHANGES

        You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.


        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. See "How to Redeem Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.


        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through rein-
         Page 10
vestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."

DREYFUS AUTO-EXCHANGE PRIVILEGE

        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other funds in the Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."

DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus
         Page 11
Government Direct Deposit, you must file with the Transfer
Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. The Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS STEP PROGRAM

        Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."

DREYFUS DIVIDEND OPTIONS
        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
        Page 12
        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
AUTOMATIC WITHDRAWAL PLAN

        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

RETIREMENT PLANS

        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

                            HOW TO REDEEM SHARES
GENERAL
        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.
        The Fund imposes no charges when shares are redeemed. Service Agents may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO
          Page 13
THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL
ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
PROCEDURES

        You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.

        You may redeem shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.

REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from
        Page 14
participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."

        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.


TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.


DREYFUS TELETRANSFER PRIVILEGE -- You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.


        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                       SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan, pursuant to which it pays the Distributor for the provision of certain services to Fund shareholders a fee at the annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
                  DIVIDENDS, DISTRIBUTIONS AND TAXES
        Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund is treated as a separate corporation for purposes of qualification and taxation as a regulated investment company. The Fund ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carry-
            Page 15
overs, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.

        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup wi thholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
        It is expected that the Fund will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
        Page 16
                        PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Stock Index, Wilshire 5000 Index, the Dow Jones Industrial Average, MONEY MAGAZINE, Morningstar, Inc.
and other industry publications.
                              GENERAL INFORMATION

        The Company was incorporated under Maryland law on November 16, 1993, and commenced operations on December 29, 1993. Before September 29, 1995, the Company's name was Dreyfus Focus Funds, Inc. The Company is authorized to issue one billion shares of Common Stock (with 100 million shares allocated to the Fund), par value $.001 per share. Each share has one vote.

        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Company's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office or for any other purpose. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.
        The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this
        Page 17
Prospectus, shares of the Fund are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of ten series of shares. All consideration received by the Company for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call
1-718-895-1206; outside the U.S. and Canada, call 516-794-5452.
        Page 18
                                  APPENDIX
INVESTMENT TECHNIQUES

FOREIGN CURRENCY TRANSACTIONS -- Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

        Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

        Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.


LEVERAGE -- Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be limited to 331/3% of the value of the Fund's total assets. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

        The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. Except for these transactions, the Fund's borrowings generally will be unsecured.

SHORT-SELLING -- In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.


        Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

         Page 19
        The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.

USE OF DERIVATIVES -- The Fund may invest in the types of Derivatives enumerated under "Description of the Fund -- Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.


        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.


        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.


        If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if it were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

        Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain Derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

        The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.


FORWARD COMMITMENTS -- The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the
        Page 20
Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.

CERTAIN PORTFOLIO SECURITIES
AMERICAN DEPOSITARY RECEIPTS -- The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

WARRANTS _ A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities. Included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange.


MONEY MARKET INSTRUMENTS -- The Fund may invest in the following types of money market instruments.


        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

        REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.

        BANK OBLIGATIONS. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund -- Investment Considerations and Risks -- Foreign Securities."

        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
         Page 21
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, or (c) if unrated, determ ined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Fund.


INVESTMENT COMPANIES -- The Fund may invest in securities issued by registered and unregistered investment companies. Under the 1940 Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

ILLIQUID SECURITIES -- The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
             Page 22
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             Page 23
DREYFUS
Aggressive
Growth
Fund
Prospectus
(LION LOGO)
Copy Rights 1996 Dreyfus Service Corporation
                                          256p041096

Registration Mark



                            FOR USE BY BANKS ONLY

                                                   April 10, 1996

                        DREYFUS AGGRESSIVE VALUE FUND

                Supplement to Prospectus dated April 10, 1996

     All mutual fund shares involve certain investment risks, including the possible loss of principal.


                                                   257/s041096BNK



----------------------------------------------------------------------------

PROSPECTUS                                                   APRIL 10, 1996

                   DREYFUS AGGRESSIVE VALUE FUND
----------------------------------------------------------------------------
        DREYFUS AGGRESSIVE VALUE FUND (THE "FUND") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS GROWTH AND VALUE FUNDS, INC., AN OPEN-END, MANAGEMENT INVESTMENT COMPANY (THE "COMPANY"), KNOWN AS A MUTUAL FUND. THE FUND'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION. IT WILL SEEK TO ACHIEVE THIS INVESTMENT OBJECTIVE BY INVESTING PRINCIPALLY IN A PORTFOLIO OF PUBLICLY-TRADED EQUITY SECURITIES OF DOMESTIC AND FOREIGN ISSUERS WHICH WOULD BE CHARACTERIZED AS "VALUE" COMPANIES ACCORDING TO CRITERIA ESTABLISHED BY THE
 DREYFUS CORPORATION.
        YOU CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY. YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS TELETRANSFER.

        THE DREYFUS CORPORATION PROFESSIONALLY MANAGES THE FUND'S PORTFOLIO.

        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 10, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
----------------------------------------------------------------------------
                             TABLE OF CONTENTS
                                                                    Page

         Annual Fund Operating Expenses....................            3
         Condensed Financial Information...................            4
         Description of the Fund...........................            4
         Management of the Fund............................            7
         How to Buy Shares.................................            8
         Shareholder Services..............................            10
         How to Redeem Shares .............................            13
         Shareholder Services Plan.........................            15
         Dividends, Distributions and Taxes................            15
         Performance Information...........................            16
         General Information...............................            17
         Appendix..........................................            18

----------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
----------------------------------------------------------------------------
[This PageIntentionally Left Blank]
      Page 2

                                ANNUAL FUND OPERATING EXPENSES
                        (as a percentage of average daily net assets)
        Management Fees(after fee waiver)...................................                             .00%
        Other Expenses(after fee waiver)....................................                             1.25%
        Total Fund Operating Expenses(after fee waiver).....................                             1.25%


EXAMPLE:
  You would pay the following
  expenses on a $1,000
  investment, assuming (1) 5%
  annual return and (2) redemption
  at the end of each time period:
                                                                 1 YEAR                             3 YEARS
                                                                 $13                                   $40

----------------------------------------------------------------------------

        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

----------------------------------------------------------------------------

        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. Annual Fund Operating Expenses noted above have been restated to reflect an undertaking by The Dreyfus Corporation that if, in the fiscal year ending August 31, 1996 Fund expenses, including the management fee, exceed 1.25% of the value of the Fund's average net assets for the fiscal year, The Dreyfus Corporation may waive its management fee or bear certain expenses of the Fund to the extent of such excess expense. The expenses noted above, without reimbursement, would be: Management Fees --
 .75%, Other Expenses -- 1.75% and Total Fund Operating Expenses -- 2.50%. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Shares" and "Shareholder Services Plan."

        Page 3

                         CONDENSED FINANCIAL INFORMATION
        The table below sets forth certain information covering the Fund's investment results for the period indicated. Further financial data and related notes are included in the Statement of Additional Information, available upon request.


                             FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period September 29, 1995 (commencement of operations) to February 29, 1996 (unaudited). This information has been derived from the Fund's financial statements.


PER SHARE DATA:
  Net asset value, beginning of period......................................                           $12.50
                                                                                                       -------
  INVESTMENT OPERATIONS:
  Investment income--net....................................................                              .04
  Net realized and unrealized gain on investments...........................                             5.24
                                                                                                       -------
  TOTAL FROM INVESTMENT OPERATIONS..........................................                             5.28
                                                                                                       -------
  DISTRIBUTIONS:
  Dividends from investment income --net....................................                             (.04)
                                                                                                       -------
  Net asset value, end of period............................................                           $17.74
                                                                                                       =======
TOTAL INVESTMENT RETURN*....................................................                            42.24%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets*..................................                              .54%
  Ratio of net investment income to average net assets*.....................                              .26%
  Decrease in above expense ratios due to undertaking by The Dreyfus Corporation (limited
  to the expense limitation provision of the Management Agreement)*.........                              .51%
  Portfolio Turnover Rate*..................................................                           122.48%
  Average Commission Rate...................................................                             $.0498
  Net Assets, end of period (000's omitted).................................                            $6,451
*Not annualized.


        Further information about the Fund's performance will be contained in the Fund's annual report for the fiscal year ending August 31, 1996, which will be available approximately the end of October 1996, and which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.

                             DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
        The Fund's investment objective is capital appreciation. It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.
MANAGEMENT POLICIES
        The Fund anticipates that at least 65% of the value of its total assets (except when maintaining a temporary defensive position) will be invested in equity securities of domestic and foreign issuers which would be characterized as "value" companies according to criteria established by The Dreyfus Corporation. The Fund's securities selections generally will be made without regard to an issuer's market capitalization. Equity securities consist of common stocks, convertible securities and preferred stocks. The Fund may invest up to 30% of the value of its assets in the securities of foreign companies which are not publicly traded in the United States and the debt securities of foreign governments.
       Page 4
        To manage the Fund, The Dreyfus Corporation classifies issuers as "growth" or "value" companies. In general, The Dreyfus Corporation believes that companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classified as value companies. Alternatively, companies which have above average earnings or sales growth and retention of earnings and command higher price to earnings ratios fit the more classic growth description.

        The Fund's "core" portfolio (approximately 80% of assets) has the following characteristics: mid to large capitalization stocks with a price-to-earnings ratio below the market average, a competitive projected growth rate and a slightly below market average dividend yield. The "strategic overlay" (approximately 20% of assets) includes short sales (usually hedged with Standard & Poor's futures contracts) heavy industry weightings, small capitalization securities, high yield corporate debt securities and private placements.


        The Fund may invest in convertible securities, preferred stocks and debt securities without limitation when management believes that such securities offer opportunities for capital growth. The debt securities in which the Fund may invest must be rated at least Caa by Moody's Investors Service, Inc. ("Moody's") or CCC by Standard & Poor's Ratings Group ("S&P") or, if unrated, deemed to be of comparable quality by The Dreyfus Corporation. Obligations rated Caa by Moody's and CCC by S&P are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal and to be of poor standing. The Fund intends to invest less than 20% of its net assets in debt securities rated lower than investment grade by Moody's and S&P. See "Investment Considerations and Risks" below for a discussion of certain risks.

        While seeking desirable equity investments, the Fund may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix_Certain Portfolio Securities_Money Market Instruments." Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments.

        In an effort to increase returns, the Fund expects to trade actively and that the annual portfolio turnover rate could exceed 150%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Fund may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and short-selling. See also "Investment Considerations and Risks" and "Appendix -- Investment Techniques" below and "Investment Objective and Management Policies_Management Policies" in the Statement of Additional Information.

INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies_Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES -- Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.
        The securities of the smaller companies in which the Fund may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.

FIXED-INCOME SECURITIES -- Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in inter-
       Page 5
est rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities that may be purchased by the Fund, such as those rated Baa or lower by Moody's and BBB or lower by S&P, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Lower Rated Securities" and "Appendix_Certain Portfolio Securities_Ratings" below and "Appendix" in the Statement of Additional Information.


LOWER RATED SECURITIES -- The Fund may invest up to 35% of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P or as low as Caa by Moody's or CCC by S&P (commonly known as junk bonds). They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

FOREIGN SECURITIES -- Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

        Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible: adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.

        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.



USE OF DERIVATIVES -- The Fund may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include options and futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix _ Investment Techniques _ Use of Derivatives" below and "Investment Objective and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.

SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of the other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
       Page 6
                            MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 1, 1996, The Dreyfus Corporation managed or administered approximately $85 billion in assets for more than 1.7 million investor accounts nationwide.


        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Company, subject to the authority of the Company's Board in accordance with Maryland law. The Fund's primary portfolio manager is Timothy M. Ghriskey. He has held that position since September 1995 and has been employed by The Dreyfus Corporation since July 1995. Prior to joining The Dreyfus Corporation, Mr. Ghriskey was a Vice President and Associate Managing Partner at Loomis, Sayles & Co. since 1985. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1995, including approximately $81 billion in proprietary mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.


        Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .75 of 1% of the value of the Fund's average daily net assets. The management fee is higher than that paid by most other investment companies. For the period September 29, 1995 (commencement of operations) through February 29, 1996, no management fee was paid by the Fund pursuant to an undertaking by The Dreyfus Corporation. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.


        In allocating brokerage transactions for the Fund, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds advised by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for the Fund may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Fund's Board. See "Portfolio Transactions" in the Statement of Additional Information.

        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.
       Page 7

EXPENSES -- All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by The Dreyfus Corporation. The expenses borne by the Company include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of The Dreyfus Corporation or any of its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Company's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to the Fund are charged against the assets of the Fund; other expenses of the Company are allocated among the Company's portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.

DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.

                            HOW TO BUY SHARES
        Fund shares are sold without a sales charge. You may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution (collectively, "Service Agents"). Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
        The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly sched-
         Page 8
uled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian" and should specify that you are investing in the Fund. Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."

        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA# 8900279648/Dreyfus Aggressive Value Fund, for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account
Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks.
A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "1111."
        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other agent. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of Fund shares outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Company's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
        For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three
        Page 9
business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.

        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS TELETRANSFER PRIVILEGE -- You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by telephoning
1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                            SHAREHOLDER SERVICES
FUND EXCHANGES

        You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.


        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. See "How to Redeem Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and
          Page 10
where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.


        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."

DREYFUS AUTO-EXCHANGE PRIVILEGE

        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other funds in the Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."

DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
        Page 11
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. The Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS STEP PROGRAM

        Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."

DREYFUS DIVIDEND OPTIONS
        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank
        Page 12
account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
AUTOMATIC WITHDRAWAL PLAN

        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

RETIREMENT PLANS

        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

                         HOW TO REDEEM SHARES
GENERAL
        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.
        The Fund imposes no charges when shares are redeemed. Service Agents may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE
OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINE SS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE
DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY
IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND
        Page 13
YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
PROCEDURES

        You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.

        You may redeem shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.

REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."

        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
        Page 14

WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.


TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.


DREYFUS TELETRANSFER PRIVILEGE -- You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.


        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                            SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan, pursuant to which it pays the Distributor for the provision of certain services to Fund shareholders a fee at the annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
                        DIVIDENDS, DISTRIBUTIONS AND TAXES
        Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund is treated as a separate corporation for purposes of qualification and taxation as a regulated investment company. The Fund ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains for Feder al income tax purposes, regardless of how long shareholders have held their Fund shares and whether such
         Page 15
distributions are received in cash or reinvested in Fund shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.

        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup wi thholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
        It is expected that the Fund will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                          PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one,
        Page 16
five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Stock Index, Wilshire 5000 Index, the Dow Jones Industrial Average, MONEY MAGAZINE, Morningstar, Inc.
and other industry publications.
                              GENERAL INFORMATION

        The Company was incorporated under Maryland law on November 16, 1993, and commenced operations on December 29, 1993. Before September 29, 1995, the Company's name was Dreyfus Focus Funds, Inc. The Company is authorized to issue one billion shares of Common Stock (with 100 million shares allocated to the Fund), par value $.001 per share. Each share has one vote.

        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Company's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office or for any other purpose. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.
        The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Fund are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of ten series of shares. All consideration received by the Company for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S. and
Canada, call 516-794-5452.
        Page 17
                             APPENDIX
INVESTMENT TECHNIQUES

FOREIGN CURRENCY TRANSACTIONS -- Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

        Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

        Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.


SHORT-SELLING -- In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which could result in a loss or gain, respectively.


        Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.


        The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.


BORROWING MONEY -- The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.


USE OF DERIVATIVES -- The Fund may invest in the types of Derivatives enumerated under "Description of the Fund -- Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.


        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to
         Page 18
increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.


        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.


        If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if it were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

        Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain Derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

        The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this requ ired cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.




FORWARD COMMITMENTS -- The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.

CERTAIN PORTFOLIO SECURITIES

CONVERTIBLE SECURITIES -- Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

AMERICAN DEPOSITARY RECEIPTS -- The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically
        Page 19
issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

MONEY MARKET INSTRUMENTS -- The Fund may invest in the following types of money market instruments.


        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

        REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.

        BANK OBLIGATIONS. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund -- Investment Considerations and Risks -- Foreign Securities."

        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's or A-1 by S&P, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Fund.
ILLIQUID SECURITIES -- The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange
            Page 20
traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

RATINGS -- Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate.
Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated Caa by Moody's are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest. S&P typically assigns a CCC rating to debt which has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.

        The ratings of Moody's and S&P represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
       Page 21
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       Page 22
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       Page 23
DREYFUS
Aggressive
Value
Fund
Prospectus
(Lion Logo)
Registration Mark

Copy Rights 1996 Dreyfus Service Corporation
                                          257p041096







                            FOR USE BY BANKS ONLY

                                                   April 10, 1996

                          DREYFUS MIDCAP VALUE FUND

                Supplement to Prospectus dated April 10, 1996

     All mutual fund shares involve certain investment risks, including the possible loss of principal.


                                                   258/s041096BNK



------------------------------------------------------------------------------

PROSPECTUS                                                     APRIL 10, 1996

                          DREYFUS MIDCAP VALUE FUND
------------------------------------------------------------------------------
        DREYFUS MIDCAP VALUE FUND (THE "FUND") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS GROWTH AND VALUE FUNDS, INC., AN OPEN-END, MANAGEMENT INVESTMENT COMPANY (THE "COMPANY"), KNOWN AS A MUTUAL FUND. THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTMENT RESULTS THAT EXCEED THE TOTAL RETURN PERFORMANCE OF PUBLICLY TRADED COMMON STOCKS IN THE AGGREGATE, AS REPRESENTED BY A RECOGNIZED INDEX OF MID CAP STOCKS. THE FUND IS USING THE RUSSELL MID CAP INDEX AS ITS BENCHMARK INDEX. IT WILL SEEK TO ACHIEVE THIS INVESTMENT OBJECTIVE BY INVESTING PRINCIPALLY IN A PORTFOLIO OF PUBLICLY-TRADED EQUITY SECURITIES OF U.S. ISSUERS WHICH WOULD BE
CHARACTERIZED AS "VALUE" COMPANIES ACCORDING TO CRITERIA ESTABLISHED BY THE FUND'S INVESTMENT ADVISERS. THE FUND IS NEITHER SPONSORED BY NOR AFFILIATED WITH FRANK RUSSELL COMPANY.
        YOU CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY. YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS TELETRANSFER.

        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT ADVISER. THE DREYFUS CORPORATION HAS ENGAGED ITS AFFILIATE, THE BOSTON COMPANY ASSET MANAGEMENT, INC. ("TBC ASSET MANAGEMENT"), TO SERVE AS THE FUND'S
SUB-INVESTMENT ADVISER AND PROVIDE DAY-TO-DAY MANAGEMENT OF THE FUND'S INVESTMENTS. THE DREYFUS CORPORATION AND TBC ASSET MANAGEMENT ARE REFERRED TO COLLECTIVELY AS THE "ADVISERS."

        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 10, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
------------------------------------------------------------------------------

                                      TABLE OF CONTENTS
                                                    Page                                                       Page
Annual Fund Operating Expenses.......                 3           How to Redeem Shares ..........              14
Condensed Financial Information......                 4           Shareholder Services Plan......              16
Description of the Fund..............                 4           Dividends, Distributions and Taxes           16
Management of the Fund...............                 6           Performance Information........              17
How to Buy Shares....................                 8           General Information............              18
Shareholder Services.................                 10          Appendix.......................              19

------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
[This Page Intentionally Left Blank]
      page 2

                         ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average daily net assets)
        Management Fees(after fee waiver)......................................                       .00%
        Other Expenses(after fee waiver).......................................                       1.25%
        Total Fund Operating Expenses(after fee waiver)........................                       1.25%


EXAMPLE:
        You would pay the following
        expenses on a $1,000
        investment, assuming (1) 5%                                              1 YEAR                3 YEARS
        annual return and (2) redemption
        at the end of each time period:                                          $13                     $40

------------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
------------------------------------------------------------------------------

        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. Annual Fund Operating Expenses noted above have been restated to reflect an undertaking by The Dreyfus Corporation that if, in the fiscal year ending August 31, 1996, Fund expenses, including the management fee, exceed 1.25% of the value of the Fund's average net asset for the fiscal year, The Dreyfus Corporation may waive its management fee or bear certain expenses of the Fund to the extent of such excess expense. The expenses noted above, without reimbursement, would have been: Management Fees -- .75%, Other Expenses -- 1.75% and Total Fund Operating Expenses -- 2.50%. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Shares" and "Shareholder Services Plan."

       Page 3

                         CONDENSED FINANCIAL INFORMATION
        The table below sets forth certain information covering the Fund's investment results for the period indicated. Further financial data and related notes are included in the Statement of Additional Information, available upon request.


                             FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period September 29, 1995 (commencement of operations) to February 29, 1996 (unaudited). This information has been derived from the Fund's financial statements.


PER SHARE DATA:
  Net asset value, beginning of period......................................                           $12.50
                                                                                                       --------
  INVESTMENT OPERATIONS:
  Investment income--net....................................................                              .07
  Net realized and unrealized gain on investments...........................                             1.70
                                                                                                       --------
  TOTAL FROM INVESTMENT OPERATIONS..........................................                             1.77
                                                                                                       --------
  DISTRIBUTIONS:
  Dividends from investment income --net....................................                             (.04)
  Dividends from net realized gain on investments...........................                             (.02)
                                                                                                       --------
  TOTAL DISTRIBUTIONS.......................................................                             (.06)
                                                                                                       --------
  Net asset value, end of period............................................                           $14.21
                                                                                                       ========
TOTAL INVESTMENT RETURN*....................................................                            14.11%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets*..................................                              .56%
  Ratio of net investment income to average net assets*.....................                              .60%
  Decrease reflected in above expense ratios due to undertaking by The Dreyfus Corporation (limited
  to the expense limitation provision of the Management Agreement)*.........                              .49%
  Portfolio Turnover Rate*..................................................                           136.71%
  Average Commission Rate...................................................                             $.0460
  Net Assets, end of period (000's omitted).................................                            $2,791
* Not annualized.


        Further information about the Fund's performance will be contained in the Fund's annual report for the fiscal year ending August 31, 1996, which will be available approximately the end of October 1996, and which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.

                               DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
        The Fund's investment objective is to provide investment results that exceed the total return performance of publicly traded common stocks in the aggregate, as represented by a recognized index of mid cap stocks. The Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.
MANAGEMENT POLICIES
        The Fund anticipates that, under normal market conditions, at least 65% of the value of its total assets (except when maintaining a temporary defensive position) will be invested in common stocks of domestic and foreign issuers with market capitalizations of between $400 million and $4 billion at the time of purchase which would be characterized as "value" companies according to criteria established
        Page 4
by the Advisers. From this universe, the Advisers will identify those stocks with a particular combination of composite attributes or fundamental factors expected to produce in the aggregate investment results that exceed those of the benchmark index. The Russell Mid Cap Index currently is the Fund's benchmark. In the future, one or more other indices for the Fund may be selected if such standard of comparison is deemed to be more representative of the performance of the securities the Fund seeks to exceed. The Fund may invest up to 15% of the value of its total assets in the securities of foreign issuers. The Fund also may invest, to a limited extent, in convertible securities and preferred stocks.
        To manage the Fund, the Advisers classify issuers as "growth" or "value" companies. In general, the Advisers believe that companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classified as value companies. Alternatively, companies which have above average earnings or sales growth and retention of earnings and command higher price to earnings ratios fit the more classic growth description.

        Stock selection is based on finding those companies exhibiting the value characteristics described above, good or improving business fundamentals and improving business momentum. The Fund's portfolio is constructed "bottom-up" in an effort to maintain economic diversification.

        While seeking desirable equity investments, the Fund may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix_Certain Portfolio Securities_Money Market Instruments." Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in money market instruments. However, when the Advisers determine that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments.

        The Fund's annual portfolio turnover rate is not expected to exceed 125%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Fund currently intends, to a limited extent, to engage in options and futures transactions and short-selling. See also "Investment Considerations and Risks" and "Appendix -- Investment Techniques" below and "Investment Objective and Management Policies _ Management Policies" in the Statement of Additional Information.

INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies_Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES -- Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.
        The securities of the midcap companies in which the Fund may invest may be subject to more abrupt or erratic market movements than larger capitalized companies, because these securities typically are traded in lower volume and the issuers typically are subject to a greater degree to changes in earnings and prospects.

USE OF DERIVATIVES -- The Fund may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include options and futures. While Derivatives can be
         Page 5
used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix _ Investment Techniques _ Use of Derivatives" below and "Investment Objective and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.

FOREIGN SECURITIES -- Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

        Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible: adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.

        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.


SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of the other investment companies or accounts advised by the Advisers. If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                            MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 1, 1996, The Dreyfus Corporation managed or administered approximately $85 billion in assets for more than 1.7 million investor accounts nationwide.

        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Company, subject to the authority of the Company's Board in accordance with Maryland law.

        The Dreyfus Corporation has engaged TBC Asset Management, located at One Boston Place, Boston, Massachusetts 02108, to serve as the Fund's sub-investment adviser. TBC Asset Management, a registered investment adviser formed in 1970, is an indirect wholly-owned subsidiary of Mellon and, thus, an affiliate of The Dreyfus Corporation. As of ______ __, 1996, TBC Asset Management managed approximately $___ billion in assets and served as the inve stment adviser of ____ other investment companies.


        TBC Asset Management, subject to the supervision and approval of The Dreyfus Corporation, provides investment advisory assistance and the day-to-day management of the Fund's investments, as well as investment research and statistical information, under a Sub-Investment Advisory Agreement with The Dreyfus Corporation, subject to the overall authority of the Company's Board in accordance with Maryland law. The Fund's primary portfolio manager is Peter I. Higgins. He has held that position
         Page 6
since September 1995 and has been employed by TBC Asset Management or its predecessor since May 1991. For more than five years prior to joining TBC Asset Management, Mr. Higgins was a Vice President and Senior Investment Officer for Boston Safe Deposit and Trust Company. The Fund's other portfolio managers are identified in the Statement of Additional Information.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1995, including approximately $81 billion in proprietary mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.


        Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .75 of 1% of the value of the Fund's average daily net assets. The management fee is higher than that paid by most other investment companies. For the period September 29, 1995 (commencement of operations) through February 29, 1996, no management fee was paid by the Fund pursuant to an undertaking by The Dreyfus Corporation. Under the Sub-Investment Advisory Agreement, The Dreyfus Corporation has agreed to pay TBC Asset Management a monthly fee at the annual rate of .375 of 1% of the value of the Fund's average daily net assets. For the period September 29, 1995 (commencement of operations) through February 29, 1996, no sub-investment advisory fee was paid by The Dreyfus Corporation to TBC Asset Management pursuant to an undertaking by TBC Asset Management.

        From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.

        In allocating brokerage transactions for the Fund, the Advisers seek to obtain the best execution of orders at the most favorable net price. Subject to this determination, the Advisers may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds advised by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for the Fund may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Fund's Board. See "Portfolio Transactions" in the Statement of Additional Information.


        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.


EXPENSES -- All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by The Dreyfus Corporation. The expenses borne by the Company
        Page 7
include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Advisers or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Company's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to the Fund are charged against the assets of the Fund; other expenses of the Company are allocated among the Company's portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.

DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.

                          HOW TO BUY SHARES
        Fund shares are sold without a sales charge. You may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution (collectively, "Service Agents"). Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
        The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark,
Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step
        Page 8
Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian" and should specify that you are investing in the Fund. Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an invest ment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O.
Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."

        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA# 8900279656/Dreyfus Midcap Value Fund, for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instruct ions through compatible computer facilities.

        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "1111."
        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other agent. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of Fund shares outstanding. The Fund's investments are valued based on market value or, where market quota-
        Page 9
tions are not readily available, based on fair value as determined in good faith by the Company's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
        For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.

        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS TELETRANSFER PRIVILEGE -- You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by telephoning
1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                            SHAREHOLDER SERVICES
FUND EXCHANGES

        You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.


        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares
         Page 10
being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. See "How to Redeem Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.


        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends,Distributions and Taxes."

DREYFUS AUTO-EXCHANGE PRIVILEGE

        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other funds in the Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."

         Page 11
DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. The Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS STEP PROGRAM

        Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-A UTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or
Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization
        Page 12
form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The
Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."

DREYFUS DIVIDEND OPTIONS
        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
AUTOMATIC WITHDRAWAL PLAN

        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

RETIREMENT PLANS

        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

       Page 13
                            HOW TO REDEEM SHARES
GENERAL
        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.
        The Fund imposes no charges when shares are redeemed. Service Agents may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
PROCEDURES

        You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.

        You may redeem shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse
         Page 14
it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.

REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."

        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.


TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.


DREYFUS TELETRANSFER PRIVILEGE -- You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank
         Page 15
account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.


        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                    SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan, pursuant to which it pays the Distributor for the provision of certain services to Fund shareholders a fee at the annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
        Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund is treated as a separate corporation for purposes of qualification and taxation as a regulated investment company. The Fund ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
          Page 16
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.

        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
        It is expected that the Fund will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                       PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Page 17
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Russell Mid Cap Index, Standard & Poor's MidCap 400 Index, Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, MONEY MAGAZINE, Morningstar, Inc. and other industry publications.
                            GENERAL INFORMATION

        The Company was incorporated under Maryland law on November 16, 1993, and commenced operations on December 29, 1993. Before September 29, 1995, the Company's name was Dreyfus Focus Funds, Inc. The Company is authorized to issue one billion shares of Common Stock (with 100 million shares allocated to the Fund), par value $.001 per share. Each share has one vote.

        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Company's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office or for any other purpose. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.
        The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Fund are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of ten series of shares. All consideration received by the Company for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.

        Inclusion of a security in the Russell Mid Cap Index in no way implies an opinion by the sponsor of the Index as to its attractiveness as an investment. The Fund is not sponsored, endorsed, sold or promoted by Frank Russell Company, the sponsor of the Russell Mid Cap Index.

        The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call
1-718-895-1206; outside the U.S. and Canada, call 516-794-5452.
         Page 18
                                 APPENDIX
INVESTMENT TECHNIQUES

FOREIGN CURRENCY TRANSACTIONS -- Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

        Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on the Advisers' ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

        Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.


BORROWING MONEY -- The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.


USE OF DERIVATIVES -- The Fund may invest in the types of Derivatives enumerated under "Description of the Fund -- Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.


        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.


        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.


        If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if it were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

         Page 19
        Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain Derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

        The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.


FORWARD COMMITMENTS -- The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.

CERTAIN PORTFOLIO SECURITIES
AMERICAN DEPOSITARY RECEIPTS -- The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

MONEY MARKET INSTRUMENTS -- The Fund may invest in the following types of money market instruments.


        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

        REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repur-
           Page 20
chase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund -- Investment Considerations and Risks -- Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, or (c) if unrated, determined by the Advisers to be of comparable quality to those rated obligations which may be purchased by the Fund.

ILLIQUID SECURITIES -- The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
         Page 21
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         Page 22
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         Page 23
DREYFUS
Midcap
Value
Fund
Prospectus
(LION LOGO)
Registration Mark

Copy Rights 1996 Dreyfus Service Corporation
                                          258p041096




                            FOR USE BY BANKS ONLY

                                                   April 10, 1996

                      DREYFUS INTERNATIONAL VALUE FUND

                Supplement to Prospectus dated April 10, 1996

     All mutual fund shares involve certain investment risks, including the possible loss of principal.


                                                   254/s041096BNK




--------------------------------------------------------------------------

PROSPECTUS                                                   APRIL 10, 1996

                       DREYFUS INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------
        DREYFUS INTERNATIONAL VALUE FUND (THE "FUND") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS GROWTH AND VALUE FUNDS, INC., AN OPEN-END, MANAGEMENT INVESTMENT COMPANY (THE "COMPANY"), KNOWN AS A MUTUAL FUND. THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL GROWTH. IT WILL SEEK TO ACHIEVE THIS INVESTMENT OBJECTIVE BY INVESTING PRINCIPALLY IN A PORTFOLIO OF PUBLICLY-TRADED EQUITY SECURITIES OF FOREIGN ISSUERS WHICH WOULD BE CHARACTERIZED AS "VALUE" COMPANIES ACCORDING TO CRITERIA ESTABLISHED BY THE FUND'S INVESTMENT ADVISERS.
        YOU CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY. YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS TELETRANSFER.

        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT ADVISER. THE DREYFUS CORPORATION HAS ENGAGED ITS AFFILIATE, THE BOSTON COMPANY ASSET MANAGEMENT, INC. ("TBC ASSET MANAGEMENT"), TO SERVE AS THE FUND'S
SUB-INVESTMENT ADVISER AND PROVIDE DAY-TO-DAY MANAGEMENT OF THE FUND'S INVESTMENTS. THE DREYFUS CORPORATION AND TBC ASSET MANAGEMENT ARE REFERRED TO COLLECTIVELY AS THE "ADVISERS."

        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 10, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
--------------------------------------------------------------------------

                                           TABLE OF CONTENTS
                                                    Page                                                      Page
Annual Fund Operating Expenses.......                 3           How to Redeem Shares ..........              14
Condensed Financial Information......                 4           Shareholder Services Plan......              16
Description of the Fund..............                 4           Dividends, Distributions and Taxes           16
Management of the Fund...............                 6           Performance Information........              17
How to Buy Shares....................                 8           General Information............              17
Shareholder Services.................                 10          Appendix.......................              19

--------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------
[This Page Intentionally Left Blank]
         Page 2

                          ANNUAL FUND OPERATING EXPENSES
                  (as a percentage of average daily net assets)
        Management Fees(after fee waiver)...................................                             .00%
        Other Expenses(after fee waiver)....................................                             1.50%
        Total Fund Operating Expenses(after fee waiver).....................                             1.50%


EXAMPLE:
        You would pay the following
        expenses on a $1,000
        investment, assuming (1) 5%                                                 1 YEAR             3 YEARS
        annual return and (2) redemption
        at the end of each time period:                                           $15                  $47

--------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
--------------------------------------------------------------------------

        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. Annual Fund Operating Expenses noted above have been restated to reflect an undertaking by The Dreyfus Corporation that if, in the fiscal year ending August 31, 1996, Fund expenses, including the management fee, exceed 1.50% of the value of the Fund's average net assets for the fiscal year, The Dreyfus Corporation may waive its management fee or bear certain expenses of the Fund to the extent of such excess expense. The expenses noted above, without reimbursement, would be: Management Fees -- 1.00%, Other Expenses -- 2.08% and Total Fund Operating Expenses -- 3.08%. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Shares" and "Shareholder Services Plan."

          Page 3

                  CONDENSED FINANCIAL INFORMATION
        The table below sets forth certain information covering the Fund's investment results for the period indicated. Further financial data and related notes are included in the Statement of Additional Information, available upon request.


FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period September 29, 1995 (commencement of operations) to February 29, 1996 (unaudited). This information has been derived from the Fund's financial statements.


PER SHARE DATA:
  Net asset value, beginning of period......................................                           $12.50
                                                                                                      --------
  INVESTMENT OPERATIONS:
  Investment income--net....................................................                              .04
  Net realized and unrealized gain on investments...........................                              .56
                                                                                                      --------
  TOTAL FROM INVESTMENT OPERATIONS..........................................                              .60
                                                                                                      --------
  DISTRIBUTIONS:
  Dividends from investment income--net.....................................                             (.04)
  Dividends from net realized gain on investments...........................                             (.03)
                                                                                                      --------
  TOTAL DISTRIBUTIONS.......................................................                             (.07)
                                                                                                      --------
  Net asset value, end of period............................................                           $13.03
                                                                                                      =========
TOTAL INVESTMENT RETURN*....................................................                             4.82%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets*..................................                              .63%
  Ratio of net investment income to average net assets*.....................                              .28%
  Decrease reflected in above expense ratios due to undertaking by
  The Dreyfus Corporation*..................................................                              .67%
  Portfolio Turnover Rate*..................................................                             8.63%
  Average commission rate...................................................                             $.0362
  Net Assets, end of period (000's omitted).................................                            $11,376
* Not annualized.


        Further information about the Fund's performance will be contained in the Fund's annual report for the fiscal year ending August 31, 1996, which will be available approximately the end of October 1996, and which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.

                             DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
        The Fund's investment objective is long-term capital growth. It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.
MANAGEMENT POLICIES
        The Fund anticipates that at least 65% of the value of its total assets (except when maintaining a temporary defensive position) will be invested in equity securities principally of foreign issuers which would be characterized as "value" companies according to criteria established by the Advisers. Under normal market conditions, the Fund expects that substantially all of its assets will be invested in securities of foreign issuers. While there are no prescribed limits on geographic asset distribution outside the United States, the Fund ordinarily will seek to invest its assets in not less than three foreign countries.
        Page 4
The Fund's securities selections generally will be made without regard to an issuer's market capitalization. Equity securities consist of common stocks, convertible securities and preferred stocks.
        To manage the Fund, the Advisers classify issuers as "growth" or "value" companies. In general, the Advisers believe that companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classified as value companies. Alternatively, companies which have above average earnings or sales growth and retention of earnings and command higher price to earnings ratios fit the more classic growth description.

        The Fund's investment approach is value-oriented, research-driven and risk averse. In addition, to the value characteristics described above, the Fund uses more broad measures of value including operating return characteristics, overall financial health, and positive changes in business momentum. This value oriented, bottom-up investment style is both quantitative and fundamentally based, focusing first on stock selection then enhanced by country allocation guidelines.

        The Fund may invest, to a limited extent, in debt securities issued by foreign governments and securities issued by closed-end investment companies. While seeking desirable investments, the Fund may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix _ Certain Portfolio Securities _ Money Market Instruments." Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in money market instruments. However, when the Advisers determine that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments.

        The Fund's annual portfolio turnover rate is not expected to exceed 150%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Fund currently intends, to a limited extent, to engage in options and futures transactions. See also "Investment Considerations and Risks" and "Appendix -- Investment Techniques" below and "Investment Objective and Management Policies _ Management Policies" in the Statement of Additional Information.

INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies _ Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES -- Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.


FOREIGN SECURITIES -- Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

        Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible: adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or restrict the pay-
         Page 5
ment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.

        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
FOREIGN CURRENCY TRANSACTIONS -- Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix -- Investment Techniques -- Foreign Currency Transactions."

USE OF DERIVATIVES -- The Fund may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include options and futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix _ Investment Techniques _ Use of Derivatives" below and "Investment Objective and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.

SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of the other investment companies or accounts advised by the Advisers. If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                            MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 1, 1996, The Dreyfus Corporation managed or administered approximately $85 billion in assets for more than 1.7 million investor accounts nationwide.

        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Company, subject to the authority of the Company's Board in accordance with Maryland law.

        The Dreyfus Corporation has engaged TBC Asset Management, located at One Boston Place, Boston, Massachusetts 02108, to serve as the Fund's sub-investment adviser. TBC Asset Management, a registered investment adviser formed in 1970, is an indirect wholly-owned subsidiary of Mellon and, thus, an affiliate of The Dreyfus Corporation. As of March 1, 1996, TBC Asset Management managed approximately $__ billion in assets and served as the investment adviser of ___ other investment companies.


        TBC Asset Management, subject to the supervision and approval of The Dreyfus Corporation, provides investment advisory assistance and the day-to-day management of the Fund's investments, as well
         Page 6
as investment research and statistical information, under a Sub-Investment Advisory Agreement with The Dreyfus Corporation, subject to the overall authority of the Company's Board in accordance with Maryland law. The Fund's primary portfolio manager is Sandor Cseh. He has held that position since September 1995 and has been employed by TBC Asset Management or its predecessor since October 1994. Prior to joining TBC Asset Management,
Mr. Cseh was President of Cseh International & Associates Inc., the international money management division of Cashman, Farrell & Associates, and was a securities analyst with several banks. The Fund's other portfolio managers are identified in the Statement of Additional Information.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets
 . Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1995, including approximately $81 billion in proprietary mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.


        Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of 1.00% of the value of the Fund's average daily net assets. The management fee is higher than that paid by most other investment companies. For the period September 29, 1995 (commencement of operations) through February 29, 1996, no management fee was paid by the Fund pursuant to an undertaking by The Dreyfus Corporation. Under the Sub-Investment Advisory Agreement, The Dreyfus Corporation has agreed to pay TBC Asset Management a monthly fee at the annual rate of .50 of 1% of the value of the Fund's average daily net assets. For the period September 29, 1995 (commencement of operations) through February 29, 1996, no sub-investment advisory fee was paid by The Dreyfus Corporation to TBC Asset Management pursuant to an undertaking by TBC Asset Management.

        From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.

        In allocating brokerage transactions for the Fund, the Advisers seek to obtain the best execution of orders at the most favorable net price. Subject to this determination, the Advisers may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds advised by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for the Fund may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Fund's Board. See "Portfolio Transactions" in the Statement of Additional Information.


        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.

         Page 7

EXPENSES -- All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by The Dreyfus Corporation. The expenses to be borne by the Company include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Advisers or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Company's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to the Fund are charged against the assets of the Fund; other expenses of the Company are allocated among the Company's portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.

DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.

                           HOW TO BUY SHARES
        Fund shares are sold without a sales charge. You may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution (collectively, "Service Agents"). Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
        The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and
          Page 8
subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian" and should specify that you are investing in the Fund. Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."

        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA# 8900279605/Dreyfus International Value Fund, for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registratio n and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "1111."
        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other agent. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the page 9
total number of Fund shares outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Company's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
        For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.

        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS TELETRANSFER PRIVILEGE -- You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by telephoning
1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                                SHAREHOLDER SERVICES
FUND EXCHANGES

        You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.


        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current
         Page 10
value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. See "How to Redeem Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.


        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."

DREYFUS AUTO-EXCHANGE PRIVILEGE

        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other funds in the Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."

       page 11
DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. The Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS STEP PROGRAM

        Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the nec-
         Page 12
essary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."

DREYFUS DIVIDEND OPTIONS
        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
AUTOMATIC WITHDRAWAL PLAN

        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

RETIREMENT PLANS

        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

        Page 13
                           HOW TO REDEEM SHARES
GENERAL
        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.
        The Fund imposes no charges when shares are redeemed. Service Agents may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
PROCEDURES

        You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.

        You may redeem shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing him-
       Page 14
self or herself to be you, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.

REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."

        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.


TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.


DREYFUS TELETRANSFER PRIVILEGE -- You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing
          Page 15
House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.


        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                         SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan, pursuant to which it pays the Distributor for the provision of certain services to Fund shareholders a fee at the annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
                   DIVIDENDS, DISTRIBUTIONS AND TAXES
        Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund is treated as a separate corporation for purposes of qualification and taxation as a regulated investment company. The Fund ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        page 16
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.

        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
        It is expected that the Fund will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                         PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the page 17
type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Stock Index, Wilshire 5000 Index, the Dow Jones Industrial Average, MONEY MAGAZINE, Morningstar, Inc. and other industry publications.
                            GENERAL INFORMATION

        The Company was incorporated under Maryland law on November 16, 1993, and commenced operations on December 29, 1993. Before September 29, 1995, the Company's name was Dreyfus Focus Funds, Inc. The Company is authorized to issue one billion shares of Common Stock (with 100 million shares allocated to the Fund), par value $.001 per share. Each share has one vote.

        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Company's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office or for any other purpose. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.
        The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Fund are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of ten series of shares. All consideration received by the Company for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call
1-718-895-1206; outside the U.S. and Canada, call 516-794-5452.
         page 18
                                   APPENDIX
INVESTMENT TECHNIQUES

FOREIGN CURRENCY TRANSACTIONS -- Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

        Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on the Advisers' ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

BORROWING MONEY -- The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.


USE OF DERIVATIVES _ The Fund may invest in the types of Derivatives enumerated under "Description of the Fund -- Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.


        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.


        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.


        If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if it were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

        Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain Derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and
          Page 19
options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

        The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.


FORWARD COMMITMENTS -- The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.

CERTAIN PORTFOLIO SECURITIES

DEPOSITARY RECEIPTS -- The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe.


MONEY MARKET INSTRUMENTS -- The Fund may invest in the following types of money market instruments.


        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

        REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including
         Page 20
possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.

        BANK OBLIGATIONS. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund -- Investment Considerations and Risks -- Foreign Securities."

        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, or (c) if unrated, determined by the Advisers to be of comparable quality to those rated obligations which may be purchased by the Fund.

ILLIQUID SECURITIES -- The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
       Page 21
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       Page 22
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       Page 23
DREYFUS
International
Value
Fund
Prospectus
(LION LOGO)
Registration Mark

Copy Rights 1996 Dreyfus Service Corporation
                                         254p2041096




                            FOR USE BY BANKS ONLY

                                                   April 10, 1996

                        DREYFUS EMERGING LEADERS FUND

                Supplement to Prospectus dated April 10, 1996

     All mutual fund shares involve certain investment risks, including the possible loss of principal.


                                                   259/s041096BNK



---------------------------------------------------------------------------

PROSPECTUS                                                      APRIL 10, 1996

                        DREYFUS EMERGING LEADERS FUND
---------------------------------------------------------------------------
        DREYFUS EMERGING LEADERS FUND (THE "FUND") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS GROWTH AND VALUE FUNDS, INC., AN OPEN-END, MANAGEMENT INVESTMENT COMPANY (THE "COMPANY"), KNOWN AS A MUTUAL FUND. THE FUND'S INVESTMENT OBJECTIVE IS CAPITAL GROWTH. IT WILL SEEK TO ACHIEVE THIS INVESTMENT OBJECTIVE BY INVESTING PRINCIPALLY IN A PORTFOLIO OF PUBLICLY-TRADED EQUITY SECURITIES OF DOMESTIC AND FOREIGN ISSUERS, TYPICALLY WITH MARKET CAPITALIZATIONS OF LESS THAN $750 MILLION, WHICH WOULD BE CHARACTERIZED AS "GROWTH" COMPANIES ACCORDING TO CRITERIA ESTABLISHED BY THE DREYFUS CORPORATION.
        YOU CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY. YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS TELETRANSFER.

        THE DREYFUS CORPORATION PROFESSIONALLY MANAGES THE FUND'S PORTFOLIO.

        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE PORTFOLIO THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 10, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
---------------------------------------------------------------------------
                           TABLE OF CONTENTS
                                                                      Page

           Annual Fund Operating Expenses....................            3
           Condensed Financial Information...................            4
           Description of the Fund...........................            4
           Management of the Fund............................            6
           How to Buy Shares.................................            7
           Shareholder Services..............................            9
           How to Redeem Shares .............................            12
           Shareholder Services Plan.........................            14
           Dividends, Distributions and Taxes................            14
           Performance Information...........................            15
           General Information...............................            16
           Appendix..........................................            17

---------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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        [This Page Intentionally Left Blank]
       Page 2

                                         ANNUAL FUND OPERATING EXPENSES
                                   (as a percentage of average daily net assets)
        Management Fees(after fee waiver)...................................                             .00%
        Other Expenses(after fee waiver)....................................                             1.25%
        Total Fund Operating Expenses(after fee waiver).....................                             1.25%


EXAMPLE:
        You would pay the following
        expenses on a $1,000
        investment, assuming (1) 5%                                                 1 YEAR             3 YEARS
        annual return and (2) redemption
        at the end of each time period:                                           $13                  $40

---------------------------------------------------------------------------

        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

---------------------------------------------------------------------------

        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. Annual Fund operating Expenses noted above have been restated to reflect an undertaking by The Dreyfus Corporation that if, in the fiscal year ending August 31, 1996, Fund expenses, including the management fee, exceed 1.25% of the value of the Fund's average net assets for the fiscal year, The Dreyfus Corporation may waive its management fee or bear certain expenses of the Fund to the extent of such excess expense. The expenses noted above, without reimbursement, would be: Management Fees --
 .90%, Other Expenses -- 1.60% and Total Fund Operating Expenses -- 2.50%. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Shares" and "Shareholder Services Plan."

       Page 3

                    CONDENSED FINANCIAL INFORMATION
        The table below sets forth certain information covering the Fund's investment results for the period indicated. Further financial data and related notes are included in the Statement of Additional Information, available upon request.


                       FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period September 28, 1995 (commencement of operations) to February 29, 1996 (unaudited). This information has been derived from the Fund's financial statements.


PER SHARE DATA:
  Net asset value, beginning of period......................................                           $12.50
                                                                                                      -------
  INVESTMENT OPERATIONS:
  Investment income--net....................................................                              .03
  Net realized and unrealized gain on investments...........................                             4.80
                                                                                                      -------
  TOTAL FROM INVESTMENT OPERATIONS..........................................                             4.83
                                                                                                      -------
  DISTRIBUTIONS:
  Dividends from investment income --net....................................                             (.03)
                                                                                                      -------
  Net asset value, end of period............................................                           $17.30
                                                                                                      =======
TOTAL INVESTMENT RETURN*....................................................                            35.37%+
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets*..................................                              .53%
  Ratio of net investment income to average net assets*.....................                              .25%
  Decrease in above expense ratios due to undertaking by The Dreyfus Corporation (limited
  to the expense limitation provision of the Management Agreement)*.........                              .53%
  Portfolio Turnover Rate*..................................................                            56.58%
  Average commission rate...................................................                             $.0542
  Net Assets, end of period (000's omitted).................................                           $24,194
* Not annualized.
+ Calculated based on net asset value on the close of business on September 29, 1995 (commencement of initital offering) to February 29, 1996.


        Further information about the Fund's performance will be contained in the Fund's annual report for the fiscal year ending August 31, 1996, which will be available approximately the end of October 1996, and which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.

                             DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
        The Fund's investment objective is capital growth. It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.
MANAGEMENT POLICIES
        The Fund anticipates that at least 65% of the value of its total assets (except when maintaining a temporary defensive position) will be invested in equity securities of domestic and foreign issuers, typically with market capitalizations of less than $750 million, which would be characterized as "growth" companies according to criteria established by The Dreyfus Corporation. Primary emphasis will be placed on growth companies defined by dominant market positions within major product lines, sustained records of achievement and strong financial condition. The Fund also will be alert to companies which The Dreyfus Corporation considers to be new leaders_that is, emerging smaller-sized companies which The Dreyfus Corporation believes to be characterized by new or innovative products, services or processes which
         Page 4
should enhance prospects for growth in future earnings. The Fund may make investments based on prospective economic or political changes that The Dreyfus Corporation believes will enhance prospects for growth in future earnings. The Fund also will seek investment opportunities created by corporate restructurings. The Fund may invest up to 25% of the value of its total assets in the securities of foreign issuers. Equity securities consist of common stocks, convertible securities and preferred stocks.
        To manage the Fund, The Dreyfus Corporation classifies issuers as "growth" or "value" companies. In general, The Dreyfus Corporation believes that companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classified as value companies. Alternatively, companies which have above average earnings or sales growth and retention of earnings and command higher price to earnings ratios fit the more classic growth description.
        While seeking desirable equity investments, the Fund may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix _ Certain Portfolio Securities _ Money Market Instruments." Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments.

        The Fund's annual portfolio turnover rate is not expected to exceed 150%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Fund currently intends, to a limited extent, to engage in options and futures transactions and short-selling. See also "Investment Considerations and Risks" and "Appendix -- Investment Techniques" below and "Investment Objective and Management Policies_Management Policies" in the Statement of Additional Information.

INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies _ Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES -- Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.
        The securities of the smaller companies in which the Fund may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.
FOREIGN SECURITIES -- Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

        Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible: adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.


        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

       Page 5

USE OF DERIVATIVES -- The Fund may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include options and futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix _ Investment Techniques _ Use of Derivatives" below and "Investment Objective and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.

SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of the other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                                MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 1, 1996, The Dreyfus Corporation managed or administered approximately $85 billion in assets for more than 1.7 million investor accounts nationwide.


        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Company, subject to the authority of the Company's Board in accordance with Maryland law. The Fund's primary portfolio manager is Thomas A. Frank. He has held that position since September 1995 and has been employed by The Dreyfus Corporation since 1985. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1995, including approximately $81 billion in proprietary mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.


        Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .90 of 1% of the value of the Fund's average daily net assets. The management fee is higher than that paid by most other investment companies. For the period September 29, 1995 (commencement of operations) through February 29, 1996, no management fee was paid by the Fund pursuant to an undertaking by The Dreyfus Corporation. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.

          Page 6

        In allocating brokerage transactions for the Fund, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds advised by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. Brokerage transactions for the Fund may be conducted through Dreyfus Investment Services Corporation, an affiliate of The Dreyfus Corporation, in accordance with procedures adopted by the Fund's Board. See "Portfolio Transactions" in the Statement of Additional Information.

        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.

EXPENSES -- All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by The Dreyfus Corporation. The expenses borne by the Company include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of The Dreyfus Corporation, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Company's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to the Fund are charged against the assets of the Fund; other expenses of the Company are allocated among the Company's portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.

DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.

                              HOW TO BUY SHARES
        Fund shares are sold without a sales charge. You may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution (collectively, "Service Agents"). Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
        The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into
          Page 7
their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC
Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian" and should specify that you are investing in the Fund. Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."

        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA# 8900279664/Dreyfus Emerging Leaders Fund, for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "1111."
        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other agent. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the
       Page 8
value of its assets less liabilities) by the total number of Fund shares outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Company's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
        For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.

        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS TELETRANSFER PRIVILEGE -- You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by telephoning
1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                             SHAREHOLDER SERVICES
FUND EXCHANGES

        You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.


        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The
         Page 9
Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. See "How to Redeem Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege,
Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.


        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."



DREYFUS AUTO-EXCHANGE PRIVILEGE

        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other funds in the Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."

DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671,
           Page 10
Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. The Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS STEP PROGRAM

        Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-A UTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or
Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."

DREYFUS DIVIDEND OPTIONS
        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another portfolio of the Fund or shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the
         Page 11
Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
AUTOMATIC WITHDRAWAL PLAN

        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

RETIREMENT PLANS

        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

                           HOW TO REDEEM SHARES
GENERAL
        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.
        The Fund imposes no charges when shares are redeemed. Service Agents may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO
         Page 12
THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL
ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
PROCEDURES

        You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Wire Redemption Privilege, the Telephone Redemption Privilege, or the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.

        You may redeem shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.

REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."

        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
         Page 13

WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.


TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.


DREYFUS TELETRANSFER PRIVILEGE -- You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.


        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Portfolio shares by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                         SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan, pursuant to which it pays the Distributor for the provision of certain services to Fund shareholders a fee at the annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
                          DIVIDENDS, DISTRIBUTIONS AND TAXES
        Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund is treated as a separate corporation for purposes of qualification and taxation as a regulated investment company. The Fund ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains for Feder al income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.
         page 14
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.

        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup wi thholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
        It is expected that the Fund will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                             PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the
         Page 15
period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Micropal, Standard & Poor's 500 Stock Index, Wilshire 5000 Index, the Dow Jones Industrial Average, MONEY MAGAZINE, Morningstar, Inc. and other industry publications.
                        GENERAL INFORMATION

        The Company was incorporated under Maryland law on November 16, 1993, and commenced operations on December 29, 1993. Before September 29, 1995, the Company's name was Dreyfus Focus Funds, Inc. The Company is authorized to issue one billion shares of Common Stock (with 100 million shares allocated to the Fund), par value $.001 per share. Each share has one vote.

        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Company's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office or for any other purpose. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.
        The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Fund are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Board has authorized the creation of ten series of shares. All consideration received by the Company for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.
        The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call
1-718-895-1206; outside the U.S. and Canada, call 516-794-5452.
          Page 16
                              APPENDIX
INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS -- Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; or to hedge the U.S. dollar value of securities the Fund already owns, particularly in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
        Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

        Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.


BORROWING MONEY -- The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

SHORT-SELLING -- The Fund may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.

USE OF DERIVATIVES -- The Fund may invest in the types of Derivatives enumerated under "Description of the Fund -- Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.


        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.


        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.


        If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if it were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

        Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain
         Page 17
Derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

        The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.


FORWARD COMMITMENTS -- The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.

CERTAIN PORTFOLIO SECURITIES

MONEY MARKET INSTRUMENTS -- The Fund may invest in the following types of money market instruments.


        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

        REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.

        BANK OBLIGATIONS. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment
           Page 18
risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund -- Investment Considerations and Risks -- Foreign Securities."

        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Fund.

ILLIQUID SECURITIES -- The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
        Page 19
DREYFUS
Emerging
Leaders
Fund
Prospectus
(LION LOGO)
Registration Mark

Copy Rights 1996 Dreyfus Service Corporation
                                          259p041096




                     DREYFUS GROWTH AND VALUE FUNDS, INC.

                       DREYFUS LARGE COMPANY GROWTH FUND
                        DREYFUS AGGRESSIVE GROWTH FUND
                       DREYFUS LARGE COMPANY VALUE FUND
                         DREYFUS AGGRESSIVE VALUE FUND
                           DREYFUS MIDCAP VALUE FUND
                       DREYFUS SMALL COMPANY VALUE FUND
                       DREYFUS INTERNATIONAL VALUE FUND
                         DREYFUS EMERGING LEADERS FUND

                                    PART B
                     (STATEMENT OF ADDITIONAL INFORMATION)


                                 APRIL 10, 1996





       This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Large Company Growth Fund, Dreyfus Large Company Value Fund and Dreyfus Small Company Value Fund, each dated March 1, 1996, and Dreyfus Aggressive Growth Fund, Dreyfus Aggressive Value Fund, Dreyfus Midcap Value Fund, Dreyfus International Value Fund and Dreyfus Emerging Leaders Fund, each dated April 10, 1996, (each, a "Fund" and collectively, the "Funds") of Dreyfus Growth and Value Funds, Inc. (the "Company"), as each may be revised from time to time. To obtain a copy of the relevant Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:



                      Call Toll Free 1-800-645-6561
                      In New York City -- Call 1-718-895-1206
                      Outside the U.S. and Canada -- Call 516-794-5452

       The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser. The Manager has engaged its affiliate, The Boston Company Asset Management, Inc. ("TBC Asset Management"), to serve as sub-investment adviser to Dreyfus Small Company Value Fund, Dreyfus Midcap Value Fund and Dreyfus International Value Fund and to provide day-to-day management of each such Fund's investments, subject to the Manager's supervision.

       Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of each Fund's shares.




                        TABLE OF CONTENTS
                                                                    Page



Investment Objective and Management Policies. . . . . . . . . . . . B-3
Management of the Company . . . . . . . . . . . . . . . . . . . . . B-14
Management Agreement. . . . . . . . . . . . . . . . . . . . . . . . B-17
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . . B-21
Shareholder Services Plan . . . . . . . . . . . . . . . . . . . . . B-21
Redemption of Shares. . . . . . . . . . . . . . . . . . . . . . . . B-23
Shareholder Services. . . . . . . . . . . . . . . . . . . . . . . . B-25
Determination of Net Asset Value. . . . . . . . . . . . . . . . . . B-28
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . . B-29
Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . B-31
Performance Information . . . . . . . . . . . . . . . . . . . . . . B-33
Information About the Funds . . . . . . . . . . . . . . . . . . . . B-34
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors. . . . . . . . . . . . . . . . . B-34
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-36
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . B-40
Reports of Independent Auditors . . . . . . . . . . . . . . . . . . B-  ; B-
                                                                    and B-





           INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

       The following information supplements and should be read in conjunction with the sections in each Fund's Prospectus entitled
"Description of the Fund" and "Appendix."

Portfolio Securities

       Depositary Receipts.  (All Funds, except Dreyfus Emerging Leaders
Fund) These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

       Repurchase Agreements. (All Funds) The Funds' custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.

       Commercial Paper and Other Short-Term Corporate Obligations. (All Funds) These instruments include variable amount master demand notes, which are obligations that permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Fund's Prospectus for other commercial paper issuers.

       Convertible Securities. (All Funds) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

       Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

       Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

       Closed-End Investment Companies. (All Funds) A Fund may invest in securities issued by closed-end investment companies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund's investment in such securities, subject to certain exceptions, currently is limited to:
(i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and
(iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

       Foreign Government Obligations; Securities of Supranational Entities. (All Funds) A Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Manager (and TBC Asset Management with respect to Dreyfus Small Company Value Fund, Dreyfus Midcap Value Fund and Dreyfus International Value Fund) to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

       Illiquid Securities. (All Funds) When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, each Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Company's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Company's Board has directed the Manager (and TBC Asset Management with respect to Dreyfus Small Company Value Fund, Dreyfus Midcap Value Fund and Dreyfus International Value Fund) to monitor carefully the relevant Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Management Policies

       Leverage. (All Funds) For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Each Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent a Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated custodial account cash or U.S. Government securities or other high quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by a Fund.

       Short-Selling. (All Funds) In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

       Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets. A Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. A Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

       A Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.

       Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing cash or U.S. Government securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position.

       Lending Portfolio Securities. (Dreyfus Large Company Growth Fund, Dreyfus Large Company Value Fund and Dreyfus Small Company Value Fund only) In connection with its securities lending transactions, a Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

       The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

       Derivatives. (All Funds) A Fund may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

       Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

       Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Fund's performance.

       If a Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. A Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.


       A Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. A Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.
When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, a Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager (and TBC Asset Management with respect to Dreyfus Small Company Value Fund, Dreyfus Midcap Value Fund and Dreyfus International Value Fund) will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.



Futures Transactions--In General. (All Funds) A Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, if permitted in its Prospectus, on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

       Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of the Fund's net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

       Successful use of futures by a Fund also is subject to the ability of the Manager (and TBC Asset Management with respect to Dreyfus Small Company Value Fund, Dreyfus Midcap Value Fund and Dreyfus International Value Fund) to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Fund may have to sell such securities at a time when it may be disadvantageous to do so.

       Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting a Fund's ability otherwise to invest those assets.

Specific Futures Transactions. A Fund may purchase and sell stock index futures contracts. A stock index future obligates a Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

       Dreyfus Aggressive Value Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

       A Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.
Options--In General. (All Funds) A Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period.

       A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

       There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. A Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

       A Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

       A Fund may purchase cash-settlement options on equity index swaps in pursuit of its investment objective. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

       Successful use by a Fund of options will be subject to the ability of the Manager (and TBC Asset Management with respect to Dreyfus Small Company Value Fund, Dreyfus Midcap Value Fund and Dreyfus International Value Fund) to predict correctly movements in the prices of individual stocks, the stock market generally or foreign currencies. To the extent such predictions are incorrect, a Fund may incur losses.

       Future Developments. A Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

       Forward Commitments. (All Funds) A Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but a Fund does not make payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.

       Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Considerations and Risks

       Lower Rated Securities. (Dreyfus Aggressive Value Fund only) The Fund is permitted to invest in securities rated Ba by Moody's Investors Service, Inc. ("Moody's") and BB by Standard & Poor's Ratings Group, a division of
The McGraw-Hill Companies, Inc. ("S&P" and with Moody's, the "Rating Agencies"), and as low as Caa by Moody's or CCC by S&P. Such securities, though higher yielding, are characterized by risk. See "Description of the Fund--Investment Considerations and Risks--Lower Rated Securities" in the Fund's Prospectus for a discussion of certain risks and the "Appendix" for a general description of the Rating Agencies' ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

       Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

       Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

       Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

       These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

       Dreyfus Aggressive Value Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

Investment Restrictions

       Each Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. Investment restrictions numbered 11 through 16 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time. No Fund may:

       1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

       2. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Fund's total assets.

       3. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       4. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

       5. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

       6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

       7. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board.

       8. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

       9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 4, 6, 13 and 14 may be deemed to give rise to a senior security.

       10. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

       11. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

       12. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

       13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

       14. Purchase, sell or write puts, calls or combinations thereof, except as described in the relevant Fund's Prospectus and Statement of Additional Information.

       15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

       16. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

       If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

       Each Fund may invest, notwithstanding any other investment restriction (whether or not fundamental), all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

       The Company may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Company determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Company reserves the right to revoke the commitment by terminating the sale of such Fund's shares in the state involved.

                 MANAGEMENT OF THE COMPANY

       Board members and officers of the Company, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Company, as defined in the 1940 Act, is indicated by an asterisk.

Board Members of the Company


* JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Company's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; a trustee of Bucknell University; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabrics, Curtis Industries, Inc. a national distributor of security products, chemicals and automotive and other hardware, and Staffing Resources, Inc. He is 52 years old and his address is 200 Park Avenue, New York, New York 10166.



JOHN M. FRASER, JR., Board Member. President of Fraser Associates, a service company for planning and arranging corporate meetings and other events. From September 1975 to June 1978, he was Executive Vice President of Flagship Cruises, Ltd. Prior thereto, he was Senior Vice President and Resident Director of the Swedish-American Line for the United States and Canada. He is 74 years old and his address is 133 East 64th Street, New York, New York 10021.


EHUD HOUMINER, Board Member.  Since July 1991, Professor and
       Executive-in-Residence at the Columbia Business School, Columbia University. Since January, 1996, principal of Lear, Yavitz and Associates, a management consulting firm. He was President and Chief Executive Officer of Philip Morris USA, manufacturers of consumer products, from December 1988 to September 1990. He also is a Director of Avnet Inc. He is 55 years old and his address is c/o Columbia Business School, Columbia University, Uris Hall, Room 526, New York, New York 10027.



DAVID J. MAHONEY, Board Member.  President of David Mahoney Ventures since
       1983. From 1968 to 1983, he was Chairman and Chief Executive Officer of Norton Simon Inc., a producer of consumer products and services. Mr. Mahoney is also a director of National Health Laboratories Inc., Bionaire Inc. and Good Samaritan Health Systems, Inc. He is 72 years old and his address is 745 Fifth Avenue, Suite 700, New York, New York 10151.

GLORIA MESSINGER, Board Member.  From 1981 to 1993, Managing Director and
       Chief Executive Officer of ASCAP (American Society of Composers, Authors and Publishers). She is a member of the Board of Directors of the Yale Law School Fund and Theater for a New Audience, Inc., and was secretary of the ASCAP Foundation and served as a Trustee of the Copyright Society of the United States. She is also a member of numerous professional and civic organizations. She is 66 years old and her address is 747 Third Avenue, 11th Floor, New York, New York 10017.

       For so long as the Company's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Company.

       The Company typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended October 31, 1995, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1995, were as follows:




                                                                                          (5)
                                              (3)                                         Total Compensation
                        (2)                   Pension or              (4)                 From Company and
(1)                     Aggregate             Retirement Benefits     Estimated Annual    Fund Complex
Name of Board           Compensation          Accrued as Part of      Benefits Upon       Paid to Board
Member                  From Company*         Company's Expenses      Retirement          Member
------------            -----------------     -------------------     ----------------    ----------------

Joseph S. DiMartino     $3,476**              none                   none                 $448,618 (94)

John M. Fraser, Jr.     $4,513                none                   none                 $ 58,606 (12)

Ehud Houminer           $4,013                none                   none                 $ 55,405 (12)

David J. Mahoney        $ 0 ***               none                   none                 $ 47,250 (14)

Gloria Messinger        $4,513                none                   none                 $  5,511 (1)


*    Amount does not include reimbursed expenses for attending Board meetings, which amounted to $239 for all Board members as a group.
**   Amount for the period from March 31, 1995 (date Mr. DiMartino was elected to the
     Board) to October 31, 1995.
***  Elected a Board member on December 7, 1995.


Officers of the Company

MARIE E. CONNOLLY, President and Treasurer. President and Chief Executive of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 38 years old.

JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
       General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 31 years old.

FREDERICK C. DEY, Vice President and Assistant Treasurer.  Senior Vice
       President of the Distributor and an officer of other investment companies advised or administered by the Manager. From 1988 to August 1994, he was manager of the High Performance Fabric Division of Springs Industries Inc. He is 34 years old.

ERIC B. FISCHMAN, Vice President and Assistant Secretary.  Associate
       General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 31 years old.

ELIZABETH BACHMAN, Vice President and Assistant Secretary.  Assistant Vice
       President of the Distributor and an officer of other investment companies advised or administered by the Manager. She is 26 years old.

JOSEPH F. TOWER, III, Assistant Treasurer.  Senior Vice President,
       Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 33 years old.

JOHN J. PYBURN, Assistant Treasurer.  Assistant Treasurer of the
       Distributor and an officer of other investment companies advised or administered by the Manager. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of the Manager. He is 60 years old.

MARGARET PARDO, Assistant Secretary. Legal Assistant with the Distributor and an officer of other investment companies advised or administered by the Manager. From June 1992 to April 1995, she was Medical Coordination Officer at ORBIOS International. Prior to June 1992, she worked as a Program Coordinator at Physicians World Communications Group. She is 27 years old.

       The address of each officer of the Company is 200 Park Avenue, New York, New York 10166.


       The Company's Board members and officers, as a group, owned less than 1% of each Fund's voting securities outstanding on March 12, 1996.




       The following persons are known by the Company to own beneficially 5% or more of a Fund's outstanding voting securities as of March 12, 1996:
Major Trading Corporation, attn. Maurice Bendrihem, 200 Park Avenue, New York, New York 10166 - 94.40% of the outstanding shares of Dreyfus Large Company Growth Fund, 74.76% shares of Dreyfus Large Company Value Fund, and 92.5% of the outstanding shares of Dreyfus Small Company Value Fund;
Allomon Corporation, c/o Mellon Bank, attn: John Gaynord, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258 - 23.20% of the shares of Dreyfus Aggressive Growth Fund, 41.47% of the shares of Dreyfus Aggressive Value Fund, 81.51% of the shares of dreyfus Midcap Value Fund, 41.78% of the shares of Dreyfus International Value Fund; Bost & Co. Mutual Funds, P.O. Box 3198, Pittsburgh Pennsylvania 15230 - 7.97% of the shares of Dreyfus International Value Fund; Balsa & Co., P.O. Box 1768, Grand Central
Station, New York 10163 - 19.91% of the shares of Dreyfus Aggressive Value Fund; Dreyfus Trust Company Custodian FBO Jay Kopf, 156 Fifth Avenue, Suite 834, New York, New York 10010 - 5.68% of the shares of Dreyfus Aggressive Value Fund; Joseph G. Hirschberg TTEE, Joseph G. Hirschberg DTD 5/28/92, 1046 Alfonso Avenue, Coral Gables, Florida 33146 - 14.59% of the shares of Dreyfus Midcap Value Fund. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.



                      MANAGEMENT AGREEMENT

       The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Management of the Company."


       Management Agreement. The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994, as amended September 14, 1995, with the Company. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board or
(ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 5, 1994 in respect of Dreyfus Large Company Growth Fund and Dreyfus Large Company Value Fund and September 29, 1995 in respect of Dreyfus Small Company Value Fund, and was last approved by the Company's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on March 14, 1996. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).


       The following persons are officers and/or directors of the Manager:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman- -Distribution and a director; Philip L. Toia, Vice Chairman--Operations and Administration and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Barbara E. Casey, Vice President- -Dreyfus Retirement Services; Diane M. Coffey, Vice President--Corporate Communications; Elie M. Genadry, Vice President--Institutional Sales; William F. Glavin, Jr., Vice President--Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Mary Beth Leibig, Vice President--Human Resources; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Services; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling, directors.



       TBC Asset Management provides investment advisory assistance and day-to-day management of Dreyfus Small Company Value Fund's, Dreyfus Midcap Value Fund's and Dreyfus International Value Fund's investments pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement"), dated September 14, 1995 between TBC Asset Management and the Manager. As to each such Fund, the Sub-Advisory Agreement is subject to annual approval by
(i) the Company's Board or (ii) vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager or TBC Asset Management, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each such Fund, the Sub-Advisory Agreement is terminable without penalty, (i) by the Manager on 60 days' notice, (ii) by the Company's Board or by vote of the holders of a majority of such Fund's shares on 60 days' notice, or
(iii) upon not less than 60 days' notice, by TBC Asset Management. The Sub-Advisory Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).


       The following persons are officers and/or directors of TBC Asset
Management: Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Alexander Webb, Vice Chairman, Chief Investment Officer and a director; Frances Antin, Chief Operating Officer and a director; Philip R. Roberts and W. Keith Smith, directors.



       The Manager manages each Fund's investments in accordance with the stated policies of such Fund, subject to the approval of the Company's Board. TBC Asset Management provides day-to-day management of Dreyfus Small Company Value Fund's, Dreyfus Midcap Value Fund's and Dreyfus International Value Fund's portfolio, subject to the supervision of the Manager and the approval of the Company's Board. The Manager (and TBC Asset Management with respect to Dreyfus Small Company Value Fund, Dreyfus Midcap Value Fund and Dreyfus International Value Fund) is responsible for investment decisions, and provides the Funds with portfolio managers who are authorized by the Board to execute purchases and sales of securities.


The Fund's portfolio managers are as follows:

Dreyfus Large Company Growth Fund                  Richard B. Hoey
                                                   Jeffrey F. Friedman
                                                   Michael L. Schonberg

Dreyfus Aggressive Growth Fund                     Michael L. Schonberg

Dreyfus Large Company Value Fund                   Jeffrey F. Friedman
                                                   Timothy M. Ghriskey
                                                   Richard B. Hoey
                                                   Ernest Wiggins

Dreyfus Aggressive Value Fund                      Timothy M. Ghriskey

Dreyfus Midcap Value Fund                          David L. Diamond
                                                   Peter I. Higgins

Dreyfus Small Company Value Fund                   David L. Diamond
                                                   Jeffrey F. Friedman
                                                   Richard B. Hoey
                                                   Ernest Wiggins

Dreyfus International Value Fund                   Sandor Cseh

Dreyfus Emerging Leaders Fund                      Thomas A. Frank



       The Manager and TBC Asset Management also maintain research departments each with a professional staff of portfolio managers and securities analysts who provide research services for the Funds as well as for other funds advised by the Manager. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.

       The Manager maintains office facilities on behalf of the Funds, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

       Expenses. All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by the Manager. The expenses borne by the Company include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or TBC Asset Management or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, Fund shares are subject to an annual service fee. See "Shareholder Services Plan." Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Fund.



       As compensation for the Manager's services to the Company, the Company has agreed to pay the Manager a monthly management fee at the annual rate of 1.00% of the value of Dreyfus International Value Fund's average daily net assets, .90 of 1% of the value of Dreyfus Emerging Leaders Fund's average daily net assets and .75 of 1% of the value of each other Fund's average daily net assets.  For the period December 29, 1993 (commencement of operations) through October 31, 1994 and for the fiscal year ended
October 31, 1995, the management fees payable by each then-existing Fund and the amounts waived by the Manager were as follows:
                                      Management                 Reduction
Fund                                  Fee Payable                  in Fee           Net Fee Paid
                                    1994       1995            1994      1995       1994    1995
Dreyfus Large Company Growth        $31,700    $41,416         $31,700   $41,416    $0      $0
  Fund

Dreyfus Large Company Value         $32,302    $43,242         $32,302   $43,242    $0      $0
  Fund

Dreyfus Small Company Value         $32,544    $42,383         $32,544   $42,383    $0      $0
  Fund





       The remaining Funds in the Company have not completed their first fiscal year.


       As to each Fund, the Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

       The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund's net assets increases.

                         PURCHASE OF SHARES

       The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Buy Shares."

       The Distributor. The Distributor serves as each Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.

       Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York
Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."

       Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                     SHAREHOLDER SERVICES PLAN

       The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled
"Shareholder Services Plan."

       The Company has adopted a Shareholder Services Plan, pursuant to which the Company pays the Distributor for the provision of certain services to each Fund's shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Company and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain securities dealers, financial institutions and other financial industry professionals (collectively, "Service Agents") in respect of these services.

       A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments of the Shareholder Services Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Fund, the Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was so approved on September 14, 1995. The Shareholder Services Plan is terminable with respect to each Fund at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

       For the fiscal year ended October 31, 1995, the amounts charged to each then-existing Fund pursuant to the Shareholder Services Plan were as follows:

       Fund                                        Amount Charged

       Dreyfus Large Company Growth Fund           $13,805
       Dreyfus Large Company Value Fund            $14,414
       Dreyfus Small Company Value Fund            $14,128


       The remaining Funds in the company have not completed their first fiscal year.



       Prior Distribution Plan. Effective September 30, 1995, the Company terminated its then-existing Distribution Plan that had been in effect from August 24, 1994. That Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, provided that the Company (i) reimburse the Distributor for payments to certain Service Agents for distributing shares and (ii) pay the Manager, Dreyfus Service Corporation or any affiliate for advertising and marketing relating to the Company and servicing shareholders accounts, at an aggregate annual rate of .50 of 1% of the value of each Fund's average daily net assets. For the period November 1, 1994 through September 30, 1995, the amounts payable by each then-existing Fund pursuant to such plan were as follows:


                                                   Prospectus and
                                                   statement of
                      Advertising,                 additional
                      marketing     Distribution   information   Reductions
                      and           expenses       expenses      due to         Net Amount
Fund                  servicing     payable        payable       undertakings   paid
Dreyfus Large
  Company Growth
  Fund                $24,999       $0             $1,417        $26,416        $0

Dreyfus Large
  Company Value
  Fund                $25,991       $0             $1,735        $27,726        $0

Dreyfus Small
  Company Value
  Fund                $25,535       $0             $1,948        $27,483        $0


                            REDEMPTION OF SHARES

       The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Redeem Shares."

       Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

       Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                                   Transfer Agent's
               Transmittal Code                    Answer Back Sign

                  144295                           144295 TSSG PREP

       Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

       To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

       Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."

       Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

       Redemption Commitment. The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities (which may include non-marketable securities) or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's securities are valued. If the recipient sold such securities, brokerage charges would be incurred.

       Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the relevant Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                                             SHAREHOLDER SERVICES

       The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled
"Shareholder Services."

       Fund Exchanges. Shares of funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

       A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load in shares of other funds that are offered without a sales load.

       B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

       C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

       D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

       To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

       To request an exchange, shareholders must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

       To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.

       Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of a Fund, shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

       Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

       Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Company reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

       Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Company or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.



       Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from a Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

       A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

       B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

       C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

       D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

       Corporate Pension/Profit-Sharing and Retirement Plans. The Company makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

       Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

       The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

       Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

       The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum for subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is ordinarily $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum investment of $250.

       Each investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                 DETERMINATION OF NET ASSET VALUE

       The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Buy Shares."

       Valuation of Portfolio Securities. Each Fund's securities, including covered call options written by a Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by the Manager (and TBC Asset Management with respect to Dreyfus Small Company Value Fund, Dreyfus Midcap Value Fund and Dreyfus International Value
Fund). Forward currency contracts will be valued at the current cost of offsetting the contract. If a Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the Funds' securities. Short-term investments are carried at amortized cost, which approximates value. Expenses and fees, including the management fee and fees pursuant to the Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of a Fund's shares.

       Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, or are not valued by a pricing service approved by the Board, are valued at fair value as determined in good faith by the Board. The Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

       New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                   DIVIDENDS, DISTRIBUTIONS AND TAXES

       The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Dividends, Distributions and Taxes."

       Management of the Company believes that Dreyfus Large Company Growth Fund, Dreyfus Large Company Value Fund and Dreyfus Small Company Value Fund have qualified for the fiscal year ended October 31, 1995 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is expected that each other Fund will qualify as a regulated investment company under the Code. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, each Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders, derive less than 30% of its annual gross income from gain on the sale of securities held for less than three months, and meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

       Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

       Depending upon the composition of a Fund's income, the entire amount or a portion of the dividends paid by such Fund from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of a Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that such Fund's income consists of dividends paid by U.S. corporations. However, Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares not held for 46 days or more and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

       A Fund may qualify for and may make an election permitted under
Section 853 of the Code so that shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the Fund to foreign countries (which taxes relate primarily to investment income). A Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the Fund's total assets at the close of the taxable year consists of securities in foreign corporations, and the Fund satisfies the applicable distribution provisions of the Code. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

       Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

       Under Section 1256 of the Code, any gain or loss realized by a Fund from certain forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

       Offsetting positions held by a Fund involving certain foreign currency forward contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income.

       If a Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. A Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the "straddle" and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and conversion transaction rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

       If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Portfolio. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code.


                        PORTFOLIO TRANSACTIONS

       The Manager assumes general supervision over placing orders on behalf of the Company for the purchase or sale of portfolio securities.
Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager (and TBC Asset Management with respect to Dreyfus Small Company Value Fund, Dreyfus Midcap Value Fund or Dreyfus International Value Fund) and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Manager's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Manager and the Manager's fees are not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to the Manager (and TBC Asset Management with respect to Dreyfus Small Company Value Fund, Dreyfus Midcap Value Fund or Dreyfus International Value Fund) in serving both the Company and other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager (and TBC Asset Management with respect to Dreyfus Small Company Value Fund, Dreyfus Midcap Value Fund or Dreyfus International Value Fund) in carrying out its obligations to the Company.

       Sales of Fund shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by the Manager being engaged simultaneously in the purchase or sale of the same security. Certain of the Funds' transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Funds for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, each Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

       Portfolio turnover may vary from year to year as well as within a year. It is anticipated that in any fiscal year the turnover rate of each Fund, other than Dreyfus Aggressive Growth Fund and Dreyfus Small Company Value Fund may approach the 150% level and that the annual turnover rate of Dreyfus Aggressive Growth Fund and Dreyfus Small Company Value Fund may exceed 150% and 175%, respectively. The portfolio turnover rate for the fiscal year ended October 31, 1995 for each then-existing Fund was as follows: Dreyfus Large Company Growth Fund--86.59%; Dreyfus Large Company Value Fund--143.61%; Dreyfus Small Company Value Fund--161.01%. In periods in which extraordinary market conditions prevail, the Manager will not be deterred from changing a Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Manager based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.


       The amounts paid for the fiscal years ended October 31, 1994 and 1995 by each then-existing Fund for brokerage commissions, none of which was paid to the Distributor, were as follows:




       Fund                                                        Amount Paid
                                                                 1994(1)               1995
       Dreyfus Large Company Growth Fund                         $ 6,813               $11,595
       Dreyfus Large Company Value Fund                          $14,019               $22,859
       Dreyfus Small Company Value Fund                          $57,029               $27,955
________________
1 For the period December 29, 1993 (commencement of operations) through October 31, 1994.


       For the period December 29, 1993 (commencement of operations) through October 31, 1994, there were no gross spreads and concessions on principal transactions. For the fiscal year ended October 31, 1995, gross spreads and concessions were: $30,120 for Dreyfus Large Company Value Fund and $89,129 for Dreyfus Small Company Value Fund, none of which was paid to the Distributor.


       The Company contemplates that, consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through The Dreyfus Corporation or its affiliates, including Dreyfus Investment Services Corporation. The Company's Board of Directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to The Dreyfus Corporation or its affiliates are reasonable and fair. For the fiscal years ended October 31, 1994 and 1995, no brokerage commissions were paid by Dreyfus Large Company Growth Fund, Dreyfus Large Company Value Fund and Dreyfus Small Company Value Fund to The Dreyfus Corporation or its affiliates.




                     PERFORMANCE INFORMATION

       The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled
"Performance Information."



       Performance for each Fund for the period ended February 29, 1996 was as follows:
                                                               Average Annual        Average Annual
                                    Aggregate Total Return     Total Return          Total Return
                                        Since Inception        Since Inception(3)    One Year
Dreyfus Large Company Growth Fund(1)         33.60%                 14.28%              31.45%
Dreyfus Large Company Value Fund(1)          50.35%                 20.67%              44.53%
Dreyfus Small Company Value Fund(1)          34.86%                 14.78%
33.45%
Dreyfus Aggressive Growth Fund(2)            67.44%                247.31%                -
Dreyfus Aggressive Value Fund(2)             42.24%                134.22%                -
Dreyfus Midcap Value Fund(2)                 14.11%                 37.55%                -
Dreyfus International Value Fund(2)           4.82%                  12.04%               -
Dreyfus Emerging Leaders Fund(2)             35.37%                 107.82%               -
_______________________________________
(1)    Commencement of operations: December 29, 1993.
(2)    Commencement of operations: September 29, 1995.
(3)    Computations of average total return for periods of less than one year represent an annualization of the Fund's actual total return.



       Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


       Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

       From time to time, the Company may compare a Fund's performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts.


       From time to time, advertising materials for each Fund may include biographical information relating to its portfolio manager, and may refer to or include commentary by the Fund's portfolio manager relating to investment strategy, (including "growth" and "value" investing) asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors. In addition, from time to time, advertising materials for each Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of then-current Fund shareholders and may refer to Lipper or Morningstar ratings and related analysis supporting the ratings. Advertisements for Dreyfus Emerging Leaders Fund and Dreyfus Small Company Value Fund also may discuss the potential benefits and risks of small cap investing.




                        INFORMATION ABOUT THE FUNDS

       The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "General Information."

       Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

       Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

       Each Fund will send annual and semi-annual financial statements to all its shareholders.


            TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                              AND INDEPENDENT AUDITORS

       Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Bank of New York, 90 Washington
Street, New York, New York 10286, is the Company's custodian. Neither the Transfer Agent nor The Bank of New York has any part in determining the investment policies of each Fund or which securities are to be purchased or sold by a Fund.

       Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.

       Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Company.


                               APPENDIX

       Description of S&P and Moody's ratings:

S&P

Bond Ratings

                                 AAA

       Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                 AA

       Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                 A

       Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                 BBB

       Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                 BB

       Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

                                 B

       Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                 CCC

       Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

       S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

       An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                 A-1

       This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

                                 A-2

       Capacity for timely payment on issues with this designation is strong.

However, the relative degree of safety is not as high as for issues designated A-1.

                                 A-3

       Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Moody's

Bond Ratings
                                 Aaa

       Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                 Aa

       Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                 A

       Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                 Baa

       Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                 Ba

       Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

                                 B

       Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                 Caa

       Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

       The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

       Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.



DREYFUS LARGE COMPANY GROWTH FUND
(FORMERLY DREYFUS LARGE COMPANY GROWTH PORTFOLIO)--SEE NOTE 1
STATEMENT OF INVESTMENTS                                                                                         OCTOBER 31, 1995
COMMON STOCKS--97.6%                                                                              SHARES               VALUE
                                                                                              ----------------  -----------------
     CONSUMER DURABLES--1.6%          Fuji Photo Film, A.D.R......................                     2,000          $    98,500
                                                                                                                ------------------
     CONSUMER NON-DURABLES--5.0%      Coca-Cola...................................                     2,200              158,125
                                      Gillette....................................                     2,000               96,750
                                      International Flavors & Fragrances..........                     1,200               57,900
                                                                                                                ------------------
                                                                                                                          312,775
                                                                                                                ------------------
     CONSUMER SERVICES--4.1%          Spelling Entertainment Group.............(a)                    17,000              221,000
                                      Tele-Communications Liberty Media, Cl. A.(a)                     1,250               30,781
                                                                                                                ------------------
                                                                                                                          251,781
                                                                                                                ------------------
     ELECTRONIC TECHNOLOGY--23.7%     Applied Materials........................(a)                     2,400              120,300
                                      Cisco Systems............................(a)                     3,000              232,500
                                      Compaq Computer........... ..............(a)                     2,400              133,800
                                      Ericsson (LM) Telephone, Cl. B, A.D.R........                    9,600              205,050
                                      Hewlett-Packard.............................                     2,200              203,775
                                      LSI Logic................................(a)                     4,000              188,500
                                      Micron Technology...........................                     4,000              282,500
                                      Storage Technology.......................(a)                     4,000               98,500
                                                                                                                ------------------
                                                                                                                        1,464,925
                                                                                                                ------------------
              ENERGY--5.9%            Anadarko Petroleum..........................                     3,100              134,463
                                      Triton Energy...............................                     5,000              233,125
                                                                                                                ------------------
                                                                                                                          367,588
                                                                                                                ------------------
              FINANCE--6.7%.          American International Group Leaders                             2,100              177,188
                                      MGIC Investment.............................                     3,100              176,312
                                      Progressive Corp, Ohio......................                     1,500               62,250
                                                                                                                ------------------
                                                                                                                           415,750
                                                                                                                ------------------
              HEALTH SERVICES--1.2%   United Healthcare...........................                     1,400               74,375
                                                                                                                ------------------

            HEALTH TECHNOLOGY--24.4%  Abbott Laboratories.........................                     3,000              119,250
                                      Amgen....................................(a)                     2,400              115,200
                                      Boston Scientific........................(a)                     2,800              117,950
                                      Forest Laboratories......................(a)                     7,000              289,625
                                      Genzyme-General Division.................(a)                     4,200              244,650
                                      Guidant.....................................                     6,600              211,200
                                      Roche Holdings, A.D.R.......................                     1,900              137,987
                                      Teva Pharmaceutical Industries, A.D.R.......                     7,000              274,750
                                                                                                                ------------------
                                                                                                                        1,510,612
                                                                                                                ------------------
           INDUSTRIAL SERVICES--1.5%  Schlumberger................................                     1,500               93,375
                                                                                                                ------------------
            PROCESS INDUSTRIES--4.5%  Grace (W.R.)................................                     5,000              278,750
                                                                                                                ------------------
        PRODUCER MANUFACTURING--4.8%  General Electric............................                     1,800              113,850
                                      Raychem.....................................                     4,000              185,500
                                                                                                                ------------------
                                                                                                                          299,350
                                                                                                                ------------------
DREYFUS LARGE COMPANY GROWTH FUND
(FORMERLY DREYFUS LARGE COMPANY GROWTH PORTFOLIO)--SEE NOTE 1
STATEMENT OF INVESTMENTS (continued)                                                                            OCTOBER 31, 1995
COMMON STOCKS (continued)                                                                         SHARES                VALUE
                                                                                              ----------------  ------------------
           TECHNOLOGY SERVICES--3.6%  Microsoft................................(a)                     2,200           $  220,000
                                                                                                                ------------------
                TRANSPORTATION--5.4%  Delta Air Lines.............................                     1,500               98,438
                                      Kansas City Southern Industries.............                     5,000              233,125
                                                                                                                ------------------
                                                                                                                          331,563
                                                                                                                ------------------
                     UTILITIES--5.2%  MFS Communications.......................(a)                     2,000               80,750
                                      Telecomunicacoes Brasileiras S.A., A.D.R....                     2,300               93,150
                                      Vodafone Group, A.D.R.......................                     3,600              147,150
                                                                                                                ------------------
                                                                                                                          321,050
                                                                                                                ------------------
                                      TOTAL COMMON STOCKS
                                      (cost $5,042,082)...........................                                     $6,040,394
                                                                                                                ==================
                                                                                                   PRINCIPAL
SHORT-TERM INVESTMENTS--1.6%                                                                       AMOUNT
                                                                                              ----------------
              U.S. TREASURY BILLS:    5.15%, 12/14/95.............................                 $  80,000           $   79,502
                                      5.23%, 12/21/95.............................                    16,000               15,884
                                                                                                                ------------------
                                      TOTAL SHORT-TERM INVESTMENTS
                                      (cost $95,392)..............................                                     $   95,386
                                                                                                                ==================
TOTAL INVESTMENTS (cost $5,137,474)................................................                     99.2%          $6,135,780
                                                                                              ================  ==================
CASH AND RECEIVABLES (NET).........................................................                       .8%        $     51,632
                                                                                              ================  ==================
NET ASSETS.........................................................................                    100.0%          $6,187,412
                                                                                              ================  ==================
NOTE TO STATEMENT OF INVESTMENTS;
    (a)  Non-income producing.






See notes to financial statements.

DREYFUS LARGE COMPANY GROWTH FUND
(FORMERLY DREYFUS LARGE COMPANY GROWTH PORTFOLIO)--SEE NOTE 1
STATEMENT OF ASSETS AND LIABILITIES                                                                              OCTOBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $5,137,474)--see statement............................................                                     $6,135,780
    Cash..........................................................................                                            272
    Receivable for investment securities sold.....................................                                         54,591
    Dividends and interest receivable.............................................                                          3,098
    Prepaid expenses..............................................................                                         22,681
    Due from The Dreyfus Corporation..............................................                                          4,864
                                                                                                                ------------------
                                                                                                                        6,221,286
LIABILITIES:
    Due to Distributor............................................................                   $  1,306
    Accrued expenses..............................................................                     32,568              33,874
                                                                                                --------------  ------------------
NET ASSETS  ......................................................................                                     $6,187,412
                                                                                                                ==================
REPRESENTED BY:
    Paid-in capital...............................................................                                     $5,235,525
    Accumulated undistributed investment income_net...............................                                         13,834
    Accumulated net realized (loss) on investments................................                                       (60,253)
    Accumulated net unrealized appreciation on investments_Note 4.................                                        998,306
                                                                                                                ------------------
NET ASSETS at value applicable to 418,296 shares outstanding
    (100 million shares of $.001 par value Common Stock authorized)...............                                     $6,187,412
                                                                                                                ==================
NET ASSET VALUE per share ($6,187,412 / 418,296 shares)...........................                                         $14.79
                                                                                                                ==================










See notes to financial statements.

DREYFUS LARGE COMPANY GROWTH FUND
(FORMERLY DREYFUS LARGE COMPANY GROWTH PORTFOLIO)--SEE NOTE 1
STATEMENT OF OPERATIONS                                                                    YEAR ENDED OCTOBER 31, 1995
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $3,167 foreign taxes withheld at source).............                  $  58,885
      Interest....................................................................                     18,305
                                                                                                --------------
            TOTAL INCOME..........................................................                                      $  77,190
    EXPENSES:
      Management fee--Note 3(a)...................................................                  $  41,416
      Shareholder servicing costs_Note 3(b,c).....................................                     42,456
      Legal fees..................................................................                     18,727
      Auditing fees...............................................................                     13,516
      Registration fees...........................................................                      8,564
      Organization expenses.......................................................                      5,796
      Directors' fees and expenses_Note 3(d)...................................                         4,126
      Prospectus and shareholders' reports_Note 3(b)...........................                         2,203
      Custodian fees...........................................................                         2,103
      Miscellaneous............................................................                         1,354
                                                                                              ----------------
                                                                                                      140,261
      Less_expense reimbursement from Manager
          due to undertakings_Note 3(a)........................................                        93,057
                                                                                              ----------------
            TOTAL EXPENSES.....................................................                                            47,204
                                                                                                                ------------------
            INVESTMENT INCOME--NET.............................................                                            29,986
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments--Note 4.................................                     $  57,631
      Net unrealized appreciation on investments...............................                       729,269
                                                                                              ----------------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS....................                                           786,900
                                                                                                                ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                                          $816,886
                                                                                                                ==================







See notes to financial statements.

DREYFUS LARGE COMPANY GROWTH FUND
(FORMERLY DREYFUS LARGE COMPANY GROWTH PORTFOLIO)--SEE NOTE 1
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                       YEAR ENDED OCTOBER 31,
                                                                                              ------------------------------------
                                                                                                   1994*                   1995

                                                                                                  ----------------  --------------
OPERATIONS:
    Investment income--net......................................................                $     68,916           $   29,986
    Net realized gain (loss) on investments....................................                     (117,884)              57,631
    Net unrealized appreciation on investments for the year....................                      269,037              729,269
                                                                                              ----------------  ------------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                      220,069              816,886
                                                                                              ----------------  ------------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income--net.....................................................                      ----                (85,068)
                                                                                              ----------------  ------------------

CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold..............................................                    5,053,200               93,703
    Dividends reinvested.......................................................                      ----                  85,068
    Cost of shares redeemed....................................................                      (17,313)              (4,133)
                                                                                              ----------------  ------------------
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS...................                    5,035,887              174,638
                                                                                              ----------------  ------------------
          TOTAL INCREASE IN NET ASSETS.........................................                    5,255,956              906,456
NET ASSETS:
    Beginning of year..........................................................                       25,000            5,280,956
                                                                                              ----------------  ------------------
    End of year (including undistributed investment income--net
      of $68,916 in 1994 and $13,834 in 1995)..................................                   $5,280,956           $6,187,412
                                                                                              ================  ==================
                                                                                                  SHARES              SHARES
                                                                                              ----------------  ------------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold................................................................                      404,190                6,814
    Shares issued for dividends reinvested.....................................                        ----                 6,990
    Shares redeemed............................................................                       (1,367)                (331)
                                                                                              ----------------  ------------------
      NET INCREASE IN SHARES OUTSTANDING.......................................                      402,823               13,473
                                                                                              ================  ==================
* From December 29, 1993 (commencement of operations) to October 31, 1994.







See notes to financial statements.
DREYFUS LARGE COMPANY GROWTH FUND
(FORMERLY DREYFUS LARGE COMPANY GROWTH PORTFOLIO)--SEE NOTE 1
FINANCIAL HIGHLIGHTS

    Reference is made to page 4 of the Fund's Prospectus dated March 1, 1996.


DREYFUS LARGE COMPANY GROWTH FUND
(FORMERLY DREYFUS LARGE COMPANY GROWTH PORTFOLIO)--SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight classes of shares of Common Stock, including the Dreyfus Large Company Growth Fund (the "Series"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On September 14, 1995, the Fund's Directors approved a change of the Fund's name, effective October 1, 1995, from "Dreyfus Focus Funds, Inc." to "Dreyfus Growth and Value Funds, Inc." and the Series was renamed Dreyfus Large Company Growth Fund.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    As of October 31, 1995, Major Trading Corporation, a subsidiary of Mellon Bank Investments Corporation, the parent company of which is Mellon Bank, held 408,937 shares of Dreyfus Large Company Growth Fund.
    (A) PORTFOLIO VALUATION: The Series' investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.



Dreyfus Large Company Growth Fund
(formerly Dreyfus Large Company Growth Portfolio)_See Note 1
NOTES TO FINANCIAL STATEMENTS (continued)
    The Series has an unused capital loss carryover of approximately $60,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1995. If not applied, the carryover expires in fiscal 2002.
NOTE 2--BANK LINE OF CREDIT:
    In accordance with an agreement with a bank, the Series may borrow up to $2 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time.
    During the year ended October 31, 1995, there were no borrowings under the line of credit.
NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Series' net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from November 1, 1994 through December 31, 1994, to assume all expenses of the Series (exclusive of certain expenses as described above) and thereafter had undertaken through July 10, 1995 to waive receipt of the management, service and distribution fees. The Manager has currently undertaken from July 11, 1995 through October 31, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Series, to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Series' net assets. The expense reimbursement, pursuant to the undertakings, amounted to $93,057 for the year ended October 31, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
    (B) Prior to October 1, 1995, the Fund had a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, which provided that the Fund (a) reimburse the Distributor for payments to certain Service Agents for distributing the Series' shares and (b) pay the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them for advertising and marketing relating to the Series, at an aggregate annual rate of .50 of 1% of the value of the Series' average daily net assets. The Distributor paid one or more Service Agents in respect of distribution services. The Distributor determined the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provided for the Fund to bear the costs of preparing, printing Dreyfus Large Company Growth Fund (formerly Dreyfus Large Company Growth Portfolio)_See Note 1
NOTES TO FINANCIAL STATEMENTS (continued) and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Series' average daily net assets for any full fiscal year. For the period from November 1, 1994 to September 30, 1995, the Series was charged $26,416 pur-suant to the Plan. Effective October 1, 1995, the Fund's Plan was terminated.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor at an annual rate of .25 of 1% of the value of the Series' average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the year ended October 31, 1995, the Series was charged an aggregate of $13,805 pursuant to the Shareholder Services Plan.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation. Prior to September 14, 1995, the annual fee was $3,000 and the attendance fee was $250.
NOTE 4--SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, other than short-term securities, during the year ended October 31, 1995, amounted to $4,634,959 and $4,503,725, respectively.
    At October 31, 1995, accumulated net unrealized appreciation on investments was $998,306, consisting of $1,136,114 gross unrealized appreciation and $137,808 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
DREYFUS LARGE COMPANY GROWTH FUND
(FORMERLY DREYFUS LARGE COMPANY GROWTH PORTFOLIO)--SEE NOTE 1
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS LARGE COMPANY GROWTH FUND
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Large Company Growth Fund (formerly Dreyfus Large Company Growth Portfolio), one of the Series constituting Dreyfus Growth and Value Funds, Inc., as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Large Company Growth Fund at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.



(Ernst & Young, LLP signature logo)

New York, New York
December 7, 1995


DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS                                                                            FEBRUARY 29, 1996 (UNAUDITED)
COMMON STOCKS_108.7%                                                                                SHARES             VALUE
                                                                                                    ________         ________
   COMMERCIAL SERVICES_4.4%......... META Group                                                       8,000          $194,000
                                     Quintel Entertainment..................                         30,000          311,250
                                                                                                                     _________
                                                                                                                     505,250
                                                                                                                     _________
          COMPUTER
         SOFTWARE/SERVICES_.6%       Engineering Animation....................                        2,500           64,375
                                                                                                                     _________
        CONSUMER
        NON-DURABLES_ 12.5%          Revlon, Cl. A............................                       10,000          276,250
                                     Ultrafem...............................                         45,000          669,375
                                     Vista 2000.........................    (a)                      40,000          475,000
                                                                                                                     _________
                                                                                                                     1,420,625
                                                                                                                     _________
  CONSUMER SERVICES_5.8%...          Cinar Films, Cl. B                     (a)                      6,500           97,500
                                     Extended Stay America..................                         2,500           58,125
                                     Koo Koo Roo........................    (a)                      30,000          247,500
                                     U.S. Satellite Broadcasting, Cl. A.....                         8,000           260,000
                                                                                                                     _________
                                                                                                                     663,125
                                                                                                                     _________
          ELECTRONIC
        TECHNOLOGY_ 11.1%            Advanced Photonix, Cl. A...        ....(a)                      85,000          244,375
                                     Cree Research......................    (a)                      14,000          211,750
                                     IDX Systems............................                         5,000           158,750
                                     Visioneer..............................                         4,000           68,000
                                     Voice Control Systems................  (a)                      44,000          574,750
                                                                                                                     _________
                                                                                                                     1,257,625
                                                                                                                     _________
               FINANCE_6.2%..        American Medical Technologies          (a)                      200,000         237,500
                                     Amerin.................................                         2,000           52,500
                                     ASTA Funding...........................                         40,000          190,000
                                     Capmac Holdings........................                         4,000           97,000
                                     Contifinancial.........................                         5,000           128,750
                                                                                                                     _________
                                                                                                                     705,750
                                                                                                                     _________
     HEALTH SERVICES_ 20.9%..        Complete Management                                             36,000          315,000
                                     Core............................       (a)                      20,000          207,500
                                     IMPATH.................................                         900             14,062
                                     Northstar Health Services        ......(a)                      15,500          79,438
                                     On-Gard Systems..................      (a)                      55,000          446,875
                                     Oncormed.......................        (a)                      35,000          271,250
                                     Pace Health Management Systems.........                         65,000          349,375
                                     Pharmaceutical Product Development.....                         7,000           189,875
                                     Physician Support Systems..............                         5,000           88,750
                                     Renal Care Group.......................                         15,000          412,500
                                                                                                                     _________
                                                                                                                     2,374,625
                                                                                                                     _________
   HEALTH TECHNOLOGY_ 16.2%.....     Conceptus                                                       3,500            69,125
                                     Fuisz Technologies.....................                         13,000          312,000
                                     Heartstream............................                         10,000          147,500

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)                 FEBRUARY 29, 1996 (UNAUDITED)
COMMON STOCKS (CONTINUED)                                                                            SHARES             VALUE
                                                                                                    __________        __________

              HEALTH
            TECHNOLOGY (CONTINUED)   Hemacare.............................  (a)                      45,000          $157,500
                                     Macrochem...........................   (a)                      45,000          306,562
                                     Neopharm...............................                         35,000          293,125
                                     Neopharm (Warrants)....................                         12,500          37,500
                                     Neuromedical Systems...................                         8,000           161,000
                                     Oncor................................  (a)                      70,000          363,125
                                                                                                                     _________
                                                                                                                     1,847,437
                                                                                                                     _________
            INSURANCE_ 3.2%.......   RISCORP, Cl. A                                                  17,000          365,500
                                                                                                                     _________
          PROCESS INDUSTRIES_3.7%    Chromatics Color Sciences             .(a)                      50,000          418,750
                                                                                                                     _________
        PRODUCER
      MANUFACTURING_2.8%             Motorcar Parts & Accessories......     (a)                      25,000          318,750
                                                                                                                     _________
             RETAIL_.5%........      Mossimo                                                          2,100           51,450
                                                                                                                     _________
      TECHNOLOGY SERVICES_ 18.2%...  Citrix Systems                                                   4,800          208,800
                                     Cybercash..............................                         1,200           60,300
                                     Cylink.................................                         5,500           129,250
                                     Documentum.............................                         4,000           155,000
                                     Gensym.................................                         19,000          304,000
                                     Learning Tree International............                         10,000          167,500
                                     Mercury Interactive.................  .(a)                      20,000          325,000
                                     Objective System Integrators...........                         6,000           246,000
                                     Raptor Systems.........................                         3,000           95,250
                                     Red Brick Systems......................                         5,000           255,000
                                     SQA                                                             4,500           121,500
                                                                                                                     _________
                                                                                                                     2,067,600
                                                                                                                     _________
       UTILITIES_2.6%...........     Amnex                                  (a)                      75,000           295,313
                                                                                                                     _________

TOTAL INVESTMENTS (cost $10,003,269)    ...............................                              108.7%          $12,356,175
                                                                                                    ========        ============
LIABILITIES, LESS CASH AND RECEIVABLES                                                               (8.7%)           $ (991,156)
                                                                                                    ========        ============
NET ASSETS..................................................................                         100.0%          $11,365,019
                                                                                                    ========        ============
NOTE TO STATEMENT OF INVESTMENTS;
    (a)  Non-income producing.





See notes to financial statements.

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES                    FEBRUARY 29, 1996 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $10,003,269)_see statement......................................                                         $12,356,175
    Cash....................................................................                                             566,413
    Receivable for investment securities sold...............................                                              20,938
    Receivable for shares of Common Stock subscribed........................                                              10,000
    Interest receivable.....................................................                                                 897
    Prepaid expenses........................................................                                               1,026
    Due from The Dreyfus Corporation........................................                                                 101
                                                                                                                     __________-
                                                                                                                      12,955,550
LIABILITIES:
    Due to Distributor......................................................                         $   1,705
    Payable for investment securities purchased.............................                         1,481,774
    Bank loans payable_Note 2...............................................                            82,000
    Interest payable........................................................                             2,305
    Accrued expenses........................................................                            22,747         1,590,531
                                                                                                      _________      ___________
NET ASSETS..................................................................                                         $11,365,019
                                                                                                                     ============
REPRESENTED BY:
    Paid-in capital.........................................................                                         $  8,714,002
    Accumulated investment (loss)...........................................                                             (21,159)
    Accumulated undistributed net realized gain on investments
      and securities sold short.............................................                                             319,270
    Accumulated net unrealized appreciation on investments_Note 4(b)........                                           2,352,906
                                                                                                                     ___________
NET ASSETS at value applicable to 543,089 outstanding shares of
    Common Stock equivalent to $20.93 per share (100 million shares
    of $.001 par value authorized)..........................................                                         $11,365,019
                                                                                                                     ============







See notes to financial statements.

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF OPERATIONS
FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 29, 1996
(UNAUDITED)
INVESTMENT INCOME:
    INCOME:
      Interest..............................................................                         $ 6,986
      Cash dividends........................................................                             350
                                                                                                     ________
            TOTAL INCOME....................................................                                         $   7,336
    EXPENSES:
      Management fee_Note 3(a).............................................                           13,661
      Legal fees............................................................                          18,359
      Shareholder servicing costs_Note 3(b).................................                           6,526
      Interest_Note 2.......................................................                         5,015
      Auditing fees.........................................................                         4,014
      Registration fees.....................................................                         3,292
      Custodian fees........................................................                         2,177
      Directors' fees and expenses_Note 3(c)................................                         1,456
      Prospectus and shareholders' reports..................................                         1,157
      Miscellaneous.........................................................                         857
                                                                                                     ________
            TOTAL EXPENSES..................................................                         56,514
      Less_expense reimbursement from Manager
          due to undertaking_Note 3(a)......................................                         28,019
                                                                                                     ________
            NET EXPENSES....................................................                                          28,495
                                                                                                                      ________
            INVESTMENT (LOSS)...............................................                                          (21,159)
                                                                                                                      ________
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments_Note 4(a):
      Long transactions.....................................................                         $278,595
      Short sale transactions...............................................                         40,675
                                                                                                     ________
      NET REALIZED GAIN.....................................................                                         319,270
    Net unrealized appreciation on investments..............................                                         2,352,906
                                                                                                                      ________
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         2,672,176
                                                                                                                      ________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $2,651,017
                                                                                                                     ==========



See notes to financial statements.

DREYFUS AGGRESSIVE GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 29, 1996
(UNAUDITED)
OPERATIONS:
    Investment (loss).........................................................................        $      (21,159)
    Net realized gain on investments..........................................................               319,270
    Net unrealized appreciation on investments for the period.................................             2,352,906
                                                                                                          ___________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................              2,651,017
                                                                                                          ___________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.............................................................              9,264,990
    Cost of shares redeemed...................................................................              (550,988)
                                                                                                          ___________
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS..................................              8,714,002
                                                                                                          ___________
          TOTAL INCREASE IN NET ASSETS........................................................             11,365,019
NET ASSETS:
    Beginning of period.......................................................................                ___
                                                                                                          ___________
    End of period [including accumulated investment (loss);
      ($21,159) on February 29, 1996].........................................................            $11,365,019
                                                                                                          ============

                                                                                                            SHARES
                                                                                                            ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold...............................................................................               571,863
    Shares redeemed...........................................................................               (28,774)
                                                                                                          ___________
      NET INCREASE IN SHARES OUTSTANDING......................................................                543,089
                                                                                                          ============





See notes to financial statements.

DREYFUS AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS (UNAUDITED)
    Reference is made to page 4 of the Fund's Prospectus dated April 10, 1996.


DREYFUS AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus Aggressive Growth Fund (the "Fund") which commenced operations on September 29, 1995. The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    As of February 29, 1996, Allomon Corporation, a subsidiary of Mellon Bank Investments Corporation, the parent company of which is Mellon Bank, held 160,000 shares of the Fund.
    (A) PORTFOLIO VALUATION: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_BANK LINE OF CREDIT:
    In accordance with an agreement with a bank, the Fund may borrow up to $2 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time. Outstanding borrowings on February 29, 1996 under the line of credit amounted to $82,000, at an annualized rate of 7.18%.

DREYFUS AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The average daily amount of short-term debt outstanding during the period ended February 29, 1996 was approximately $155,000, with a related weighted average annualized interest rate of 6.51%. The maximum amount of such debt outstanding at any time during the period ended February 29, 1996, was $1,188,000.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. The Manager has currently undertaken from September 29, 1995 through August 31, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25 of 1% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $28,019 for the period ended February 29, 1996.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $677 for the period from December 1, 1995 through February 29, 1996.
    (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 1996, the Fund was charged an aggregate of $4,554 pursuant to the Shareholder Services Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (D) BROKERAGE COMMISSIONS: For the period ended February 29, 1996, the Fund incurred total brokerage commissions of $14,604, of which $90 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon Bank Corporation.
NOTE 4_SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended February 29, 1996 is summarized as follows:

                                                                                     PURCHASES            SALES
                                                                                   ____________        __________
    Long transactions................................................              $12,877,123         $3,152,354
    Short sale transactions..........................................                  189,075            229,750
                                                                                   ____________        __________
      TOTAL..........................................................              $13,066,198         $3,382,104
                                                                                   ===========        ============

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and/or custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At February 29, 1996, there were no securities sold short outstanding.
    (B) At February 29, 1996, accumulated net unrealized appreciation on investments was $2,352,906, consisting of $2,711,565 gross unrealized appreciation and $358,659 gross unrealized depreciation.
    At February 29, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).






DREYFUS LARGE COMPANY VALUE FUND
(FORMERLY DREYFUS LARGE COMPANY VALUE PORTFOLIO)--SEE NOTE 1
STATEMENT OF INVESTMENTS                                                                                 OCTOBER 31, 1995
COMMON STOCKS--100.1%                                                                                SHARES          VALUE
                                                                                                  ------------  ------------
   COMMERCIAL SERVICES--1.5%       Sensormatic Electronics.....................                      4,800       $   102,600
                                                                                                                  ----------
   CONSUMER CYCLICAL--1.9%         Fila Holding S.P.A., A.D.R..................                      3,000           129,375
                                                                                                                  ----------
   CONSUMER DURABLES--3.4%         Eastman Kodak ..............................                      1,800           112,725
                                   Ford Motor..............................                          4,000           115,000
                                                                                                                  ----------
                                                                                                                     227,725
                                                                                                                  ----------
CONSUMER NON-DURABLES--9.5%         First Brands............................                         2,500           114,375
                                    Jones Apparel Group...................(a)                        3,400           116,450
                                    McCormick & Co. (non-voting)............                         4,900           121,275
                                    Philip Morris Cos. .....................                         2,200           185,900
                                    RJR Nabisco Holdings....................                         3,040           93,480
                                                                                                                  ----------
                                                                                                                     631,480
                                                                                                                  ----------
      CONSUMER SERVICES--3.2%      Grand Casinos............................(a)                      2,800           111,300
                                    Wendy's International...................                         5,100           101,363
                                                                                                                  ----------
                                                                                                                     212,663
                                                                                                                  ----------
      CREDIT CYCLICAL--1.6%        Masco                                                             3,900           109,688
                                                                                                                  ----------
      ELECTRICAL EQUIPMENT--1.7%   Westinghouse Electric                                             8,000           113,000
                                                                                                                  ----------
     ELECTRONIC TECHNOLOGY--12.5%  Amdahl...............................(a)                        11,600           107,300
                                   Applied Materials (a)                                            2,200           110,275
                                   Creative Technologies.................(a)                        8,500            98,813
                                   Digital Equipment.....................(a)                        2,100           113,662
                                   EMC..................................(a)                         6,500           100,750
                                   International Business Machines.........                         2,000           194,500
                                   Texas Instruments.......................                         1,600           109,200
                                                                                                                  ----------
                                                                                                                     834,500
                                                                                                                  ----------
      ENERGY MINERALS--7.5%        Amerada Hess                                                      2,300           103,788
                                   Exxon..................................                           1,500           114,562
                                   Mobil..................................                           1,100           110,825
                                   Repsol, S.A., A.D.R. ...................                          1,900            56,287
                                   Texaco..................................                          1,700           115,812
                                                                                                                  ----------
                                                                                                                     501,274
                                                                                                                  ----------
       FINANCE--11.9%              ACE...........................                                    3,300           112,200
                                   Beneficial..............................                          2,200           107,800
                                   Citicorp................................                          1,700           110,288
                                   Dean Witter, Discover & Co..............                          2,000            99,500
                                   Finova Group............................                          2,500           113,125
                                   PMI Group...............................                          2,300           110,400
                                   Prudential Reinsurance Holding..........                          7,000           142,625
                                                                                                                  ----------
                                                                                                                     795,938
                                                                                                                  ----------
     HEALTH TECHNOLOGY--11.6%      Bristol-Myers Squibb.....................                         3,900           297,375
                                   Guidant.............................. ...                         5,291           169,312

Dreyfus Large Company Value Fund
(formerly Dreyfus Large Company Value Portfolio)_See Note 1
Statement of Investments (continued)                                                                          October 31, 1995
Common Stocks (continued)                                                                         Shares            Value
                                                                                               ------------     ------------
HEALTH TECHNOLOGY (CONTINUED)      Rhone Poulenc Rorer.........................                      2,400       $   113,100
                                   Sandoz AG, A.D.R............................                        146           120,477
                                   Schering-Plough.............................                      1,400            75,075
                                                                                                                  ----------
                                                                                                                     775,339
                                                                                                                  ----------
    HEALTH SERVICES--2.2%          Total Renal Care Holdings....................                     7,100           144,663
                                                                                                                  ----------
  INDUSTRIAL SERVICES--1.6%        ENSCO International......................(a)                      6,200           104,625
                                                                                                                  ----------
   NON-ENERGY MINERALS--1.7%       Phelps Dodge................................                      1,800           114,075
                                                                                                                  ----------
     PROCESS INDUSTRIES--5.1%      James River.................................                      3,500           112,437
                                   Monsanto....................................                      1,100           115,225
                                   Praxair.....................................                      4,300           116,100
                                                                                                                  ----------
                                                                                                                     343,762
                                                                                                                  ----------
  PRODUCER MANUFACTURING--3.5%     Olin........................................                      1,700           108,800
                                   Philips Electronics, N.V....................                      3,300           127,462
                                                                                                                  ----------
                                                                                                                     236,262
                                                                                                                  ----------
    RETAIL TRADE--4.6%             Intimate Brands, Cl. A......................                      6,500           108,875
                                    Price/Costco.......................... (a)                       6,500           110,500
                                   Tandy...................................                          1,800            88,875
                                                                                                                   ----------
                                                                                                                     308,250
                                                                                                                   ----------
  TRANSPORTATION--2.1%             Illinois Central, Ser. A................                            700            26,775
                                   Tidewater...............................                          4,200           110,775
                                                                                                                  ----------
                                                                                                                     137,550
                                                                                                                  ----------
       UTILITIES--13.0%            AT&T.......................                                       1,000            64,000
                                   Ameritech...............................                          2,100           113,400
                                   Century Telephone Enterprises...........                          3,700           107,300
                                   Entergy.................................                          4,100           116,850
                                   GTE.....................................                          2,500           103,125
                                   Public Service Company of Colorado......                          3,300           112,613
                                   SBC Communications......................                          1,900           106,162
                                   Texas Utilities.........................                          3,100           113,925
                                   TransCanada Pipelines...................                          2,500           33,438
                                                                                                                  ----------
                                                                                                                     870,813
                                                                                                                  ----------
TOTAL INVESTMENTS (cost $6,373,158)............................................                      100.1%      $6,693,582
                                                                                                    =======        ==========
LIABILITIES, LESS CASH AND RECEIVABLES.........................................                       (.1%)       $  (6,479)
                                                                                                    =======        ==========
NET ASSETS.....................................................................                      100.0%       $6,687,103
                                                                                                    =======       ==========

NOTE TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
See notes to financial statements.

DREYFUS LARGE COMPANY VALUE FUND
(FORMERLY DREYFUS LARGE COMPANY VALUE PORTFOLIO)--SEE NOTE 1
STATEMENT OF ASSETS AND LIABILITIES                                                                  OCTOBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $6,373,158)--see statement......................................                                      $6,693,582
    Cash....................................................................                                         267,631
    Receivable for investment securities sold...............................                                         478,108
    Dividends and interest receivable.......................................                                           5,261
    Prepaid expenses........................................................                                          22,018
    Due from The Dreyfus Corporation........................................                                           5,026
                                                                                                                  ----------
                                                                                                                   7,471,626
LIABILITIES:
    Payable for investment securities purchased.............................                       $746,280
    Net unrealized depreciation on foward currency
      exchange contracts_Note 4(a)..........................................                          1,330
    Accrued expenses........................................................                         36,913          784,523
                                                                                                   ---------      ----------
NET ASSETS  ................................................................                                      $6,687,103
                                                                                                                  ==========
REPRESENTED BY:
    Paid-in capital.........................................................                                      $5,428,829
    Accumulated undistributed investment income_net.........................                                          70,159
    Accumulated undistributed net realized gain on investments..............                                         869,021
    Accumulated net unrealized appreciation on investments and
      foreign currency transactions_Note 4(b)...............................                                         319,094
                                                                                                                  ----------
NET ASSETS at value applicable to 432,494 shares outstanding
    (100 million shares of $.001 par value Common Stock authorized).........                                      $6,687,103
                                                                                                                  ==========
NET ASSET VALUE per share ($6,687,103 / 432,494 shares).....................                                          $15.46
                                                                                                                     =======







See notes to financial statements.

DREYFUS LARGE COMPANY VALUE FUND
(FORMERLY DREYFUS LARGE COMPANY VALUE PORTFOLIO)--SEE NOTE 1
STATEMENT OF OPERATIONS                                                                        YEAR ENDED OCTOBER 31, 1995
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $1,891 foreign taxes withheld at source).......                         $130,029
      Interest..............................................................                           12,241
                                                                                                     --------
            TOTAL INCOME....................................................                                       $  142,270
    EXPENSES:
      Management fee--Note 3(a).............................................                        43,242
      Shareholder servicing costs_Note 3(b,c)...............................                        44,105
      Legal fees............................................................                        19,747
      Auditing fees.........................................................                        15,282
      Registration fees.....................................................                         9,739
      Organization expenses.................................................                         5,425
      Directors' fees and expenses_Note 3(d)................................                         4,384
      Prospectus and shareholders' reports..................................                         3,310
      Custodian fees........................................................                         2,753
      Miscellaneous.........................................................                         1,315
                                                                                                  --------
                                                                                                   149,302
      Less_expense reimbursement from Manager
          due to undertakings_Note 3(a).....................................                       101,479
                                                                                                 --------
            TOTAL EXPENSES..................................................                                           47,823
                                                                                                                     ---------
            INVESTMENT INCOME--NET..........................................                                           94,447
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments--Note 4(a)...........................                      $924,046
      Net unrealized appreciation on investments and foreign currency transactions                 318,810
                                                                                                  --------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                        1,242,856
                                                                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $1,337,303
                                                                                                                   ==========






See notes to financial statements.

DREYFUS LARGE COMPANY VALUE FUND
(FORMERLY DREYFUS LARGE COMPANY VALUE PORTFOLIO)--SEE NOTE 1
STATEMENT OF CHANGES IN NET ASSETS
                                                                                             YEAR ENDED OCTOBER 31,
                                                                                         ----------------------------
                                                                                              1994*            1995
                                                                                          ------------  ------------
OPERATIONS:
    Investment income--net..................................................              $   106,661     $   94,447
    Net realized gain (loss) on investments.................................                  (55,025)       924,046
    Net unrealized appreciation on investments for the year.................                     284         318,810
                                                                                          ------------  ------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                  51,920       1,337,303
                                                                                          ------------  ------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................                   --          (130,949)
                                                                                          ------------  ------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................                5,101,555       224,848
    Dividends reinvested....................................................                   --           130,949
    Cost of shares redeemed.................................................                 (10,077)      (43,446)
                                                                                          ------------  ------------
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................                5,091,478        312,351
                                                                                          ------------  ------------
          TOTAL INCREASE IN NET ASSETS......................................                5,143,398     1,518,705
NET ASSETS:
    Beginning of year.......................................................                   25,000     5,168,398
                                                                                          ------------  ------------
    End of year (including undistributed investment income_net:
      $106,661 in 1994 and $70,159 in 1995).................................               $5,168,398     $6,687,103
                                                                                          ============  ============
                                                                                              SHARES          SHARES
                                                                                          ------------  ------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                 407,991          15,585
    Shares issued for dividends reinvested..................................                   --             11,116
    Shares redeemed.........................................................                   (774)         (3,424)
                                                                                          ------------  ------------
      NET INCREASE IN SHARES OUTSTANDING....................................                 407,217          23,277
                                                                                          ============  ============
    *From December 29, 1993 (commencement of operations) to October 31, 1994.





See notes to financial statements.
DREYFUS LARGE COMPANY VALUE FUND
(FORMERLY DREYFUS LARGE COMPANY VALUE PORTFOLIO)--SEE NOTE 1
FINANCIAL HIGHLIGHTS

    Reference is made to page 4 of the Fund's Prospectus dated March 1, 1996.

DREYFUS LARGE COMPANY VALUE FUND
(FORMERLY DREYFUS LARGE COMPANY VALUE PORTFOLIO)--SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus Large Company Value Fund (the "Series").
Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On September 14, 1995, the Fund's Directors approved a change of the Fund's name, effective October 1, 1995, from "Dreyfus Focus Funds, Inc." to "Dreyfus Growth and Value Funds, Inc." and the Series was renamed Dreyfus Large Company Value Fund.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    As of October 31, 1995, Major Trading Corporation, a subsidiary of Mellon Bank Investments Corporation, the parent company of which is Mellon Bank, held 412,920 shares of Dreyfus Large Company Value Fund.
    (A) PORTFOLIO VALUATION: The Series' investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2--BANK LINE OF CREDIT:
    In accordance with an agreement with a bank, the Series may borrow up to $2 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time.
    During the year ended October 31, 1995, there were no borrowings under the line of credit.
NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Series' net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from November 1, 1994 through December
31, 1994, to assume all expenses of the Series (exclusive of certain expenses as described above) and thereafter had undertaken through July 10, 1995 to waive receipt of the management, service and distribution fees. The Manager has currently undertaken from July 11, 1995 through October 31, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Series, to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Series' net assets. The expense reimbursement, pursuant to the undertakings, amounted to $101,479 for the year ended October 31, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
    (B) Prior to September 30, 1995, the Fund had a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, which provided that the Fund (a) reimburse the Distributor for payments to certain Service Agents for distributing the Series' shares and (b) pay the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them for advertising and marketing relating to the Series, at an aggregate annual rate of .50 of 1% of the value of the Series' average daily net assets. Under the Plan, the Distributor was permitted to pay one or more Service Agents in respect of distribution services. The Distributor determined the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments were made. The fees payable under the Plan were payable without regard to actual expenses incurred. The Plan also separately provided for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Series' average daily net assets for any full fiscal year. For the period from November 1, 1994 to September 30, 1995, the Series was charged $27,726 pursuant to the Plan. Effective September 30, 1995, the Fund's Plan was terminated.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor at an annual rate of .25 of 1% of the value of the Series' average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service
Agents. During the year ended October 31, 1995, the Series was charged an aggregate of $14,414 pursuant to the Shareholder Services Plan.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation. Prior to September 14, 1995, the annual fee was $3,000 and the attendance fee was $250.
NOTE 4--SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, other than short-term securities, during the year ended October 31, 1995, amounted to $8,474,209 and $7,967,832, respectively.
The following summarizes open forward currency contracts at October 31, 1995;




                                                                                          U.S. DOLLAR    UNREALIZED
FORWARD CURRENCY SALE CONTRACTS                                            PROCEEDS          VALUE      (DEPRECIATION)
-----------------------------------                                      ----------      ----------    -------------
    Swiss Francs, expiring 12/18/95.........................                  $90,000      $91,330          ($1,330)
                                                                                                            =========


    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities.
    (B) At October 31, 1995, accumulated net unrealized appreciation on investments was $319,094, consisting of $457,296 gross unrealized appreciation and $138,202 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
DREYFUS LARGE COMPANY VALUE FUND
(FORMERLY DREYFUS LARGE COMPANY VALUE PORTFOLIO)--SEE NOTE 1
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS LARGE COMPANY VALUE FUND
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Large Company Value Fund (formerly Dreyfus Large Company Value Portfolio), one of the Series constituting Dreyfus Growth and Value Funds, Inc., as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Large Company Value Fund at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


(Ernst & Young LLP signature logo)


New York, New York
December 7, 1995


DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF INVESTMENTS                                                                FEBRUARY 29, 1996 (UNAUDITED)
COMMON STOCKS-95.1%                                                                               SHARES             VALUE
                                                                                                   ______             ______
  COMMERCIAL SERVICES-1.9%.......... META Group                                   (a)                5,000        $   121,250
                                                                                                                       _____
  CONSUMER DURABLES-3.6%............ Chrysler                                                        2,100            118,388
                                     Eastman Kodak..........................                         1,600           114,400
                                                                                                                       _____
                                                                                                                     232,788
                                                                                                                       _____
         CONSUMER
  NON-DURABLES-6.5%                  Fila Holdings S.P.A., A.D.R.                                    2,400           131,400
                                     Kimberly-Clark.........................                         1,500           114,562
                                     Mossimo................................                         2,100           51,450
                                     Philip Morris..........................                         1,200           118,800
                                                                                                                       _____
                                                                                                                     416,212
                                                                                                                       _____
  CONSUMER SERVICES-3.4%.....        Chancellor, Cl. A                                               2,500           51,250
                                     Circus Circus Enterprises............        (a)                3,400           108,375
                                     Extended Stay America..................                         2,500           58,125
                                                                                                                       _____
                                                                                                                    217,750
                                                                                                                       _____
  ELECTRONIC
    TECHNOLOGY-11.9%................Boeing                                                           1,500           121,688
                                     Digital Equipment....................        (a)                1,600           115,200
                                     Hewlett-Packard........................                         1,200           120,900
                                     International Business Machines........                         1,100           134,887
                                     Perkin-Elmer...........................                         2,300           105,800
                                     Storage Technology...................        (a)                4,300           130,075
                                     Visioneer............................        (a)                2,400           40,800
                                                                                                                       _____
                                                                                                                    769,350
                                                                                                                       _____
  ENERGY MINERALS-3.6%............   Amerada Hess                                                    2,200           113,300
                                     Texaco.................................                         1,500           119,625
                                                                                                                       _____
                                                                                                                     232,925
                                                                                                                       _____
  FINANCE-9.1%...........            Aetna Life & Casualty                                           1,500           113,438
                                     Alexander & Alexander Services.........                         6,600           122,925
                                     CIGNA..................................                         900             106,650
                                     ContiFinancial.........................                         4,700           121,025
                                     FINOVA Group...........................                         2,300           122,762
                                                                                                                       _____
                                                                                                                     586,800
                                                                                                                       _____
   HEALTH SERVICES-9.6%..............Humana                                       (a)                4,400           107,800
                                     IMPATH.................................                           600             9,375
                                     Pharmaceutical Product Development.....                         6,000           162,750
                                     PhyMatrix..............................                         6,400           144,000
                                     Physician Support Systems..............                         2,500           44,375
                                     Renal Care Group.......................                         5,500           151,250
                                                                                                                       _____
                                                                                                                     619,550
                                                                                                                       _____

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                    FEBRUARY 29, 1996 (UNAUDITED)
COMMON STOCKS (CONTINUED)                                                                           SHARES            VALUE
                                                                                                    ______            ______
   HEALTH TECHNOLOGY-13.8%...        Astra AB, Series A                                              2,850         $ 130,599
                                     Baxter International...................                         2,800           128,100
                                     Conceptus..............................                         3,500           69,125
                                     Heartstream............................                         7,000           103,250
                                     Neuromedical Systems...................                         5,400           108,675
                                     Physio-Control International...........                         5,400           109,350
                                     Sandoz AG..............................                         133             124,850
                                     Warner-Lambert.........................                         1,200           118,650
                                                                                                                       _____
                                                                                                                     892,599
                                                                                                                       _____
  PROCESS INDUSTRIES-3.7%........... Monsanto                                                          900           121,162
                                     Praxair................................                         3,400           117,300
                                                                                                                       _____
                                                                                                                     238,462
                                                                                                                       _____
        PRODUCER
  MANUFACTURING-5.3%..............   AlliedSignal                                                    2,300           127,938
                                     General Electric.......................                         1,300           98,150
                                     Olin...................................                         1,400           115,850
                                                                                                                       _____
                                                                                                                     341,938
                                                                                                                       _____
  RETAIL TRADE-4.2%................. Eckerd                                         (a)              2,800           125,650
                                     Wilmar Industries......................                         7,500           142,500
                                                                                                                       _____
                                                                                                                     268,150
                                                                                                                       _____
 TECHNOLOGY SERVICES-6.6%...........CyberCash                                                          800           40,200
                                 ...Cylink                                                           3,500           82,250
                                     Documentum.............................                         1,500           58,125
                                     Learning Tree International..........        (a)                6,500           108,875
                                     Objective Systems Integrators..........                         2,500           102,500
                                     Raptor Systems.........................                         1,000           31,750
                                                                                                                       _____
                                                                                                                    423,700
                                                                                                                       _____
  TRANSPORTATION-3.4%.....           Eagle USA Airfreight                                            5,000          140,000
                                     Tidewater..............................                         2,400           81,900
                                                                                                                       _____
                                                                                                                    221,900
                                                                                                                       _____
  UTILITIES-8.5%..................... AT&T                                                           1,700           108,162
                                     Ameritech..............................                         1,900           109,488
                                     Entergy................................                         4,000           113,500
                                 ....GTE                                                             2,400           102,900
                                     Texas Utilities........................                         2,900           117,087
                                                                                                                       _____
                                                                                                                     551,137
                                                                                                                       _____
                                     TOTAL COMMON STOCKS
                                       (cost $5,222,712)....................                                      $6,134,511
                                                                                                                       =====

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                     FEBRUARY 29, 1996 (UNAUDITED)
                                                                                                   PRINCIPAL
CONVERTIBLE BOND-1.5%                                                                               AMOUNT            VALUE
                                                                                                     ______           ______
  HEALTH SERVICES;................INAMED
                                     11%, 3/31/99
                                       (cost $100,000)....................        (c)           $   100,000      $   100,000
                                                                                                                       =====
SHORT-TERM INVESTMENTS-4.0%
   U.S. TREASURY BILLS:...........   4.90%, 3/7/96                                (b)          $     75,000    $     74,938
                                     5.02%, 4/11/96.......................        (b)                39,000          38,785
                                     4.96%, 4/25/96.......................        (b)                70,000          69,484
                                     4.78%, 5/16/96.........................                         75,000          74,227
                                                                                                                      _____
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $257,428)......................                                     $   257,434
                                                                                                                      =====
TOTAL INVESTMENTS (cost $5,580,140)                                                                   100.6%..... $6,491,945
                                                                                                      ====            =====
LIABILITIES, LESS CASH AND RECEIVABLES......................................                         (.6%)$         (40,555)
                                                                                                      ====            =====
NET ASSETS..................................................................                         100.0%       $6,451,390
                                                                                                      ====            =====

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b)  Partially held by broker as collateral for open short positions.
    (c) Security restricted as to public resale. Investments in restricted securities, with an aggregate market value of $100,000, represents approximately 1.5% of net assets;

                                                           ACQUISITION      PURCHASE       PERCENTAGE OF
ISSUER                                                        DATE            PRICE          NET ASSETS       VALUATION*
___                                                          ______           _____           ________          ______
INAMED.......................................              1/23/96            100             1.55%            cost

    *The valuation of this security has been determined in good faith under the direction of the Board of Directors.

STATEMENT OF SECURITIES SOLD SHORT                                                      FEBRUARY 29, 1996 (UNAUDITED)
COMMON STOCKS                                                                                       SHARES             VALUE
                                                                                                     _____              _____
Caremark International (proceeds $91,578)...................................                         4,900           $124,950
                                                                                                                       ======




See notes to financial statements.

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                    FEBRUARY 29, 1996 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $5,580,140)-see statement.......................................                                    $6,491,945
    Cash....................................................................                                         2,257
    Receivable from broker for proceeds on securities sold short............                                        91,578
    Dividends and interest receivable.......................................                                        10,020
    Net unrealized appreciation on forward currency
      exchange contracts-Note 4(a)..........................................                                         1,808
    Prepaid expenses........................................................                                            26
    Due from The Dreyfus Corporation........................................                                         2,292
                                                                                                                     _____
                                                                                                                 6,599,926
LIABILITIES:
    Due to Distributor......................................................                      $    1,234
    Securities sold short, at value
      (proceeds $91,578)-see statement......................................                         124,950
    Accrued expenses........................................................                          22,352       148,536
                                                                                                       _____         _____
NET ASSETS  ................................................................                                    $6,451,390
                                                                                                                     =====
REPRESENTED BY:
    Paid-in capital.........................................................                                    $5,035,809
    Accumulated undistributed investment income-net.........................                                         1,233
    Accumulated undistributed net realized gain on investments,
      securities sold short.................................................                                       534,107
    Accumulated net unrealized appreciation on investments,
      securities sold short and foreign currency transactions-Note 4(b).....                                       880,241
                                                                                                                     _____
NET ASSETS at value applicable to 363,720 outstanding shares of
    Common Stock, equivalent to $17.74 per share (100 million shares
    of $.001 par value authorized)..........................................                                    $6,451,390
                                                                                                                     =====








See notes to financial statements.

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF OPERATIONS
FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 29, 1996 (UNA
UDITED)
INVESTMENT INCOME:
    INCOME:
      Cash dividends........................................................                      $  22,007
      Interest..............................................................                         11,480
                                                                                                      _____
            TOTAL INCOME....................................................                                     $     33,487
    EXPENSES:
      Management fee-Note 3(a)..............................................                         13,097
      Legal fees............................................................                         21,190
      Shareholder servicing costs-Note 3(b).................................                         6,076
      Auditing fees.........................................................                         4,370
      Custodian fees........................................................                         3,347
      Prospectus and shareholders' reports..................................                         2,325
      Registration fees.....................................................                         2,098
      Directors' fees and expenses-Note 3(c)................................                         1,704
      Miscellaneous.........................................................                           717
                                                                                                     _____
            TOTAL EXPENSES..................................................                        54,924
      Less-expense reimbursement from Manager
          due to undertaking-Note 3(a)......................................                        32,384
                                                                                                     _____
            NET EXPENSES....................................................                                         22,540
                                                                                                                      _____
            INVESTMENT INCOME-NET...........................................                                         10,947
                                                                                                                      _____
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain (loss) on investments-Note 4(a):
      Long transactions.....................................................                     $544,984
      Short sale transactions...............................................                      (11,871)
    Net realized gain on forward currency exchange contracts-Note 4(a);
      Short transactions....................................................                          994
                                                                                                    _____
      NET REALIZED GAIN.....................................................                                         534,107
    Net unrealized appreciation on investments, securities
      sold short and foreign currency transactions..........................                                         880,241
                                                                                                                       _____
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                       1,414,348
                                                                                                                       _____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $1,425,295
                                                                                                                       =====



See notes to financial statements.

DREYFUS AGGRESSIVE VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 29, 1996 (UNA
UDITED)
OPERATIONS:
    Investment income-net....................................................................                   $     10,947
    Net realized gain on investments.........................................................                        534,107
    Net unrealized appreciation on investments for the period................................                        880,241
                                                                                                                      ______
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................                      1,425,295
                                                                                                                      ______
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net....................................................................                        (9,714)
                                                                                                                      ______
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold............................................................                      5,400,379
    Dividends reinvested.....................................................................                          9,197
    Cost of shares redeemed..................................................................                       (373,767)
                                                                                                                      ______
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS.................................                      5,035,809
                                                                                                                       _____
          TOTAL INCREASE IN NET ASSETS.......................................................                      6,451,390
NET ASSETS:
    Beginning of period......................................................................                             -
                                                                                                                       _____
    End of period (including undistributed investment income-net;
      $1,233 on February 29, 1996)...........................................................                     $6,451,390
                                                                                                                       =====
                                                                                                                      SHARES
                                                                                                                       _____
CAPITAL SHARE TRANSACTIONS:
    Shares sold..............................................................................                        384,813
    Shares issued for dividends reinvested...................................................                            588
    Shares redeemed..........................................................................                        (21,681)
                                                                                                                       _____
      NET INCREASE IN SHARES OUTSTANDING.....................................................                        363,720
                                                                                                                       =====







See notes to financial statements.

DREYFUS AGGRESSIVE VALUE FUND
FINANCIAL HIGHLIGHTS (UNAUDITED)
    Reference is made to page 4 of the Fund's Prospectus dated April 10, 1996.


DREYFUS AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus Aggressive Value Fund (the "Fund") which commenced operations on September 29, 1995. The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    As of February 29, 1996, Allomon Corporation, a subsidiary of Mellon Bank Investments Corporation, the parent company of which is Mellon Bank, held 160,358 shares of the Fund.
    (A) PORTFOLIO VALUATION: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution DREYFUS AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    (F) BROKERAGE COMMISSIONS: For the period ended February 29, 1996, the Fund incurred total brokerage commissions of $12,357, of which $1,620 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon Bank Corporation.
NOTE 2-BANK LINE OF CREDIT:
    In accordance with an agreement with a bank, the Fund may borrow up to $2 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time.
    During the period ended February 29, 1996, there were no borrowings under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. The Manager has currently undertaken from September 29, 1995 through August 31, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25 of 1% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $32,384 for the period ended February 29, 1996.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $259 for the period from December 1, 1995 through February 29, 1996.

DREYFUS AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 1996, the Fund was charged an aggregate of $4,366 pursuant to the Shareholder Services Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and forward currency exchange contracts, during the period ended February 29, 1996 is summarized as follows:

                                                                                         PURCHASES                     SALES
                                                                                          _______                      _______
    Long transactions................................................                  $9,240,076                    $4,462,260
    Short sale transactions..........................................                     395,175                       474,882
                                                                                          _______                      _______
      TOTAL..........................................................                   $9,635,251                   $4,937,142
                                                                                          =======                      =======

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and/or custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at February 29, 1996 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.
    In addition, the following summarizes open forward currency exchange contracts at February 29, 1996:

                                                          FOREIGN
                                                          CURRENCY                              U.S. DOLLAR      UNREALIZED
FORWARD CURRENCY SALE CONTRACTS                            AMOUNT                   PROCEEDS       VALUE        APPRECIATION
__________________                                        ______                     _____        _______          ______
Swedish Krona, expiring 3/18/96..............            674,600                  $100,252        $99,625        $   627
Swiss Francs, expiring 3/18/96...............            119,200                   100,697         99,516          1,181
                                                                                                                    ____
                                                                                                                  $1,808
                                                                                                                    ====

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a DREYFUS AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities.
    (B) At February 29, 1996, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $880,241, consisting of $945,669 gross unrealized appreciation and $65,428 gross unrealized depreciation.
    At February 29, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS MIDCAP VALUE FUND
STATEMENT OF INVESTMENTS                                  FEBRUARY 29, 1996 (UNAUDITED)
COMMON STOCKS-96.5%                                                                                SHARES           VALUE
                                                                                                   ______           ______
    BASIC INDUSTRIES-7.4%............Arcadian                                                        1,400          $30,100
                                     First Mississippi......................                         1,000           26,125
                                     Mallinckrodt Group.....................                           700           27,475
                                     Manville.............................        (a)                3,000           38,250
                                     Mississippi Chemical...................                         1,300           28,600
                                     Reynolds Metals........................                           600           30,975
                                     Sherritt...............................                         1,800           24,280
                                                                                                                    _______
                                                                                                                     205,805
                                                                                                                    _______
  CAPITAL GOODS-5.3%............     Belden                                                            800           23,600
                                     Elsag Bailey Process Automation, N.V.        (a)                1,200           25,800
                                     Global Industrial Technologies.......        (a)                  600           14,025
                                     ITT Industries.........................                           900           23,625
                                     TRW                                                               400           34,650
                                     UNR Industries.........................                         3,000           25,500
                                                                                                                    _______
                                                                                                                     147,200
                                                                                                                    _______
           CONSUMER DURABLES-6.4%    Black & Decker                                                    700           23,625
                                     Exide..................................                         1,000           30,500
                                     Kaufman & Broad Home...................                         2,500           38,437
                                     Polaris Industries.....................                           800           24,200
                                     Pulte..................................                           800           23,900
                                     Singer, N.V............................                         1,300           38,025
                                                                                                                    _______
                                                                                                                     178,687
                                                                                                                    _______
                   CONSUMER
          NON-DURABLES-6.9%...       Alberto-Culver, Cl. A                                           1,200           39,300
                                     Fruit of the Loom, Cl. A.............        (a)                  500           12,688
                                     Hollinger International, Cl. A.........                         3,000           31,500
                                     Mossimo................................                           500           12,250
                                     Revlon, Cl. A..........................                         2,000           55,250
                                     U.S. Industries......................        (a)                1,500           29,062
                                     Westpoint Stevens....................        (a)                  600           11,700
                                                                                                                    _______
                                                                                                                     191,750
                                                                                                                    _______
    CONSUMER SERVICES-23.2%..        ADVO                                                            3,000           65,625
                                     Chancellor, Cl. A......................                           500           10,250
                                     Claire's Stores........................                         2,250           35,438
                                     Darden Restaurants.....................                         1,600           19,600
                                     Deluxe.................................                           800           25,700
                                     Eckerd...............................        (a)                  500           22,437
                                     Hannaford Brothers.....................                           800           22,000
                                     Harcourt General.......................                           900           39,038
                                     Jostens................................                         1,500           34,125
                                     Kroger...............................        (a)                1,000           37,125
                                     Melville...............................                         1,300           41,437
                                     Meyer (Fred).........................        (a)                1,000           24,125

DREYFUS MIDCAP VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)               FEBRUARY 29, 1996 (UNAUDITED)
COMMON STOCKS (CONTINUED)                                                                           SHARES             VALUE
                                                                                                    ______             ______

   CONSUMER
   SERVICES (CONTINUED)..            Pittston Brink's Group                                          1,200           $ 28,050
                                     Quebecor Printing......................                         700             12,337
                                     Red Lion Hotels......................        (a)                2,000           37,500
                                     Rite Aid...............................                         1,200           37,800
                                     Safeway..............................        (a)                800             23,900
                                     Tandy..................................                         500             21,875
                                     True North Communications..............                         1,500           30,750
                                     U.S. Satellite Broadcasting, Cl. A.....                         500             16,250
                                     Vons.................................        (a)                800             23,000
                                     Waban................................        (a)                1,700           38,250
                                                                                                                    _______
                                                                                                                    646,612
                                                                                                                    _______
           ENERGY-5.9%....           Arethusa (Off-Shore)                                            1,500           48,375
                                     Baker Hughes...........................                         800             21,100
                                     Coflexip, S.A., A.D.R..................                         800             14,100
                                     Global Marine........................        (a)                3,000           26,625
                                     McDermott (J. Ray), S.A................                         1,000           17,750
                                     Noble Drilling.......................        (a)                1,700           16,575
                                     Petroleum Geo-Services, A.D.R........        (a)                1,000           21,750
                                                                                                                    _______
                                                                                                                    166,275
                                                                                                                    _______
     FINANCIAL SERVICES-12.8%.       Allmerica Financial                                             1,500           40,500
                                     BayBanks...............................                         500             52,250
                                     Berkley (W.R.).........................                         600             27,150
                                     Boston Bancorp.........................                         800             34,800
                                     Citizens...............................                         1,100           21,588
                                     First Colony...........................                         1,000           24,750
                                     Glendale Federal Bank      .................(a)                 1,400           21,875
                                     Horace Mann Educators..................                         800             26,300
                                     Old Republic International.............                         600             20,550
                                     Prudential Reinsurance Holdings........                         1,400           34,300
                                     Republic New York......................                         400             23,950
                                     SAFECO.................................                         800             29,000
                                                                                                                    _______
                                                                                                                     357,013
                                                                                                                    _______
        HEALTH CARE-4.9%......       Allergan                                                        400             14,900
                                     ESC Medical Systems....................                         500             16,500
                                     FHP International....................        (a)                500             16,375
                                     Horizon/CMS Healthcare...............        (a)                1,000           23,750
                                     NCS HealthCare, Cl. A..................                         500             12,625
                                     Renal Care Group.......................                         500             13,750
                                     Tenet Healthcare.....................        (a)                1,800           40,275
                                                                                                                    _______
                                                                                                                     138,175
                                                                                                                    _______
      MISCELLANEOUS-3.6%.........    Avalon Properties                                               500             11,187
                                     Bay Apartment Communities..............                         700             16,450

DREYFUS MIDCAP VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                           FEBRUARY 29, 1996 (UNAUDITED)
COMMON STOCKS (CONTINUED)                                                                        SHARES              VALUE
                                                                                                  ______            ______

     MISCELLANEOUS (CONTINUED)       Equity Residential Properties Trust                            400           $  12,700
                                     Highwoods Properties...................                         700             21,000
                                     Liberty Property Trust.................                         600             13,125
                                     Patriot American Hospitality...........                         500             14,188
                                     Storage USA............................                         400             12,700
                                                                                                                    _______
                                                                                                                     101,350
                                                                                                                    _______
        TECHNOLOGY-12.5%.....        CKS Group                                                       300             9,975
                                     Cylink.................................                         300             7,050
                                     Digital Equipment....................        (a)                600             43,200
                                     Documentum.............................                         300             11,625
                                     Dynatech.............................        (a)                1,500           37,500
                                     Harris.................................                         300             19,950
                                     Indus Group............................                         500             11,000
                                     National Semiconductor...............        (a)                700             10,937
                                     Objective Systems Integrators..........                         300             12,300
                                     Omnipoint..............................                         500             13,500
                                     Raptor Systems.........................                         500             15,875
                                     Read-Rite............................        (a)                900             16,875
                                     Silicon Graphics.....................        (a)                1,300           32,500
                                     Symantec.............................        (a)                4,000           51,000
                                     Teradyne.............................        (a)                1,500           30,563
                                     Western Digital......................        (a)                1,200           25,050
                                                                                                                    _______
                                                                                                                     348,900
                                                                                                                    _______
      TRANSPORTATION-4.4%......      Canadian Pacific                                                2,300           45,425
                                     Southern Pacific Rail      .................(a)                 900             21,375
                                     Stolt-Nielsen, S.A.....................                         1,500           26,438
                                     Stolt-Nielsen, S.A., A.D.R.............                         500             9,000
                                     TNT Freightways........................                         1,000           20,750
                                                                                                                    _______
                                                                                                                     122,988
                                                                                                                    _______
    UTILITIES-3.2%.............      CMS Energy                                                       600            18,225
                                     Comsat.................................                         1,200           27,750
                                     Illinova...............................                         800             22,800
                                     Pinnacle West Capital..................                         700             19,863
                                                                                                                    _______
                                                                                                                     88,638
                                                                                                                    _______
                                     TOTAL COMMON STOCKS
                                       (cost $2,521,915)....................                                         $2,693,393
                                                                                                                    ===========

DREYFUS MIDCAP VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                                 FEBRUARY 29,
1996 (UNAUDITED)
                                                                                                   PRINCIPAL
SHORT-TERM INVESTMENTS-5.0%                                                                         AMOUNT           VALUE
                                                                                                   __________        ______
            U.S. TREASURY BILLS:.... 5.00%, 3/7/96                                (b)                $40,000         $39,967
                                     4.95%, 4/4/96........................        (b)                31,000          30,856
                                     4.77%, 5/2/96..........................                         13,000          12,889
                                     4.77%, 5/9/96........................        (b)                55,000          54,484
                                                                                                                     _______
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $138,212)......................                                         $   138,196
                                                                                                                     ===========
                 TOTAL INVESTMENTS (cost $2,660,127)........................                         101.5%          $2,831,589
                                                                                                     ======          ===========
LIABILITIES, LESS CASH AND RECEIVABLES......................................                         (1.5%)          $ (40,572)
                                                                                                     ======          ===========
NET ASSETS..................................................................                         100.0%          $2,791,017
                                                                                                     ======          ===========

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b)  Partially held by brokers as collateral for open short positions.











See notes to financial statements.

DREYFUS MIDCAP VALUE FUND
STATEMENT OF SECURITIES SOLD SHORT             FEBRUARY 29, 1996 (UNAUDITED)
COMMON STOCKS                                                                                        SHARES          VALUE
                                                                                                    ______           ______
Arch Communications Group...................................................                         400             $10,375
CompUSA  .................................................................                           500             20,000
Micron Technology...........................................................                         500             16,000
MobileMedia                                                                                          600             15,000
Paging Network..............................................................                         700             18,550
Quanex......................................................................                         700             13,913
                                                                                                                    ________
TOTAL SECURITIES SOLD SHORT
    (proceeds $86,878)......................................................                                         $93,838
                                                                                                                    =========



See notes to financial statements.

DREYFUS MIDCAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES                    FEBRUARY 29, 1996 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $2,660,127)-see statement.......................................                                         $2,831,589
    Receivable for investment securities sold...............................                                             89,036
    Receivable from brokers for proceeds on securities sold short...........                                             86,878
    Dividends and interest receivable.......................................                                              2,817
    Prepaid expenses........................................................                                                546
    Due from The Dreyfus Corporation........................................                                              2,866
                                                                                                                     __________
                                                                                                                      3,013,732
LIABILITIES:
    Due to Distributor......................................................                         $  529
    Due to Custodian........................................................                         40,086
    Securities sold short, at value
      (proceeds $86,878)-see statement......................................                         93,838
    Payable for investment securities purchased.............................                         73,633
    Accrued expenses........................................................                         14,629            222,715
                                                                                                   ________        ___________
NET ASSETS..................................................................                                        $2,791,017
                                                                                                                   ===========
REPRESENTED BY:
    Paid-in capital.........................................................                                       $2,490,385
    Accumulated undistributed investment income-net.........................                                            7,461
    Accumulated undistributed net realized gain on investments
      and securities sold short.............................................                                          128,669
    Accumulated net unrealized appreciation on investments and
      securities sold short-Note 3(b).......................................                                          164,502
                                                                                                                     __________
NET ASSETS at value applicable to 196,440 outstanding shares of
    Common Stock, equivalent to $14.21 per share (100 million shares
    of $.001 par value authorized)..........................................                                         $2,791,017
                                                                                                                   ===========






See notes to financial statements.

DREYFUS MIDCAP VALUE FUND
STATEMENT OF OPERATIONS
FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 29, 1996 (UNAUDITED)
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $172 foreign taxes withheld at source).........                         $  21,553
      Interest..............................................................                             4,914
                                                                                                      ________
            TOTAL INCOME....................................................                                         $  26,467
    EXPENSES:
      Management fee-Note 2(a)..............................................                             7,214
      Legal fees............................................................                            12,135
      Custodian fees........................................................                             6,085
      Shareholder servicing costs-Note 2(b).................................                             3,924
      Auditing fees.........................................................                             1,953
      Prospectus and shareholders' reports..................................                             1,840
      Registration fees.....................................................                             1,221
      Directors' fees and expenses-Note 2(c)................................                               902
      Miscellaneous.........................................................                               717
                                                                                                      ________
            TOTAL EXPENSES..................................................                            35,991
      Less-expense reimbursement from Manager
          due to undertaking-Note 2(a)......................................                            23,255
                                                                                                      ________
            NET EXPENSES....................................................                                            12,736
                                                                                                                      ________
            INVESTMENT INCOME-NET...........................................                                            13,731
                                                                                                                      ________
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3(a):
      Long transactions.....................................................                         $129,965
      Short sale transactions...............................................                             1,391
                                                                                                      ________
      NET REALIZED GAIN.....................................................                                           131,356
    Net unrealized appreciation on investments and
      securities sold short.................................................                                           164,502
                                                                                                                      ________
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                           295,858
                                                                                                                      ________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                          $309,589
                                                                                                                     =========



See notes to financial statements.

DREYFUS MIDCAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 29, 1996 (UNA
UDITED)
OPERATIONS:
    Investment income-net.......................................................................                    $ 13,731
    Net realized gain on investments............................................................                     131,356
    Net unrealized appreciation on investments for the period...................................                     164,502
                                                                                                                      ________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................                     309,589
                                                                                                                      ________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net.......................................................................                       (6,270)
    Net realized gain on investments............................................................                       (2,687)
                                                                                                                      ________
      TOTAL DIVIDENDS...........................................................................                       (8,957)
                                                                                                                      ________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...............................................................                     2,724,918
    Dividends reinvested........................................................................                         8,938
    Cost of shares redeemed.....................................................................                      (243,471)
                                                                                                                      ________
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS....................................                     2,490,385
                                                                                                                      ________
          TOTAL INCREASE IN NET ASSETS..........................................................                     2,791,017
NET ASSETS:
    Beginning of period.........................................................................                         _-
                                                                                                                      ________
    End of period (including undistributed investment income-net;
      $7,461 on February 29, 1996)..............................................................                    $2,791,017
                                                                                                                    ==========

                                                                                                                       SHARES
                                                                                                                      _______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.................................................................................                       214,435
    Shares issued for dividends reinvested......................................................                           681
    Shares redeemed.............................................................................                      (18,676)
                                                                                                                      ________
      NET INCREASE IN SHARES OUTSTANDING........................................................                       196,440
                                                                                                                    ==========



See notes to financial statements.

DREYFUS MIDCAP VALUE FUND
FINANCIAL HIGHLIGHTS (UNAUDITED)
    Reference is made to page 4 of the Fund's Prospectus dated April 10, 1996.


DREYFUS MIDCAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus Midcap Value Fund (the "Fund") which commenced operations on September 29, 1995. The Fund's investment objective is to provide investment results that exceed the total return performance of publicly traded common stocks in the aggregate, as represented by a recognized index of mid cap stocks. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. On September 29, 1995, the Fund's shareholders approved a sub-investment advisory agreement between Dreyfus and The Boston Company Asset Management, Inc. ("TBC Asset Management"), an affiliate of Dreyfus. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that funds' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    As of February 29, 1996, Allomon Corporation, a subsidiary of Mellon Bank Investments Corporation, the parent company of which is Mellon Bank, held 160,610 shares of the Fund.
    (A) PORTFOLIO VALUATION: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS MIDCAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 2-MANAGEMENT FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH
 AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with Dreyfus, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to Dreyfus, or Dreyfus will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. Dreyfus has currently undertaken from September 29, 1995 through August 31, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25 of 1% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $23,255 for the period ended February 29, 1996.
    The undertaking may be modified by Dreyfus from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
    Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and TBC Asset Management, the sub-investment advisory fee is computed at the annual rate of .25 of 1% of the first $100 million of the Fund's average daily net assets, .20 of 1% of the next $900 million of such assets, .15 of 1% of the next $500 million of such assets and .10 of 1% of such assets over $1.5 billion, and is payable monthly by Dreyfus.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $32 for the period from December 1, 1995 through February 29, 1996.
    (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service
Agents. During the period ended February 29, 1996, the Fund was charged an aggregate of $2,405 pursuant to the Shareholder Services Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS MIDCAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 3-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended February 29, 1996 is summarized as follows:

                                                                                          PURCHASES                    SALES
                                                                                         __________                 __________
    Long transactions................................................                           $4,969,964          $2,578,039
    Short sale transactions..........................................                               51,472             139,741
                                                                                             _____________          __________
      TOTAL..........................................................                           $5,021,436          $2,717,780
                                                                                             ==============        ============

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and/or custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at February 29, 1996 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.
    (B) At February 29, 1996, accumulated net unrealized appreciation on investments was $164,502, consisting of $224,864 gross unrealized appreciation and $60,362 gross unrealized depreciation.
    At February 29, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
STATEMENT OF INVESTMENTS                                                                              OCTOBER 31, 1995

COMMON STOCKS-90.1%                                                                                 SHARES           VALUE
                                                                                                  ------------  ------------
  COMMERCIAL SERVICES-3.7%          Bowne & Co.................................                      4,500       $   83,813
                                    Graphic Industries.........................                      3,600           35,100
                                    Hughes Supply..............................                      1,000           24,125
                                    Nash Finch.................................                      1,000           17,875
                                    True North Communications..................                      3,700           74,925
                                                                                                                 ------------
                                                                                                                    235,838
                                                                                                                 ------------
  CONSUMER DURABLES-6.6%            Bally Gaming International..............(a)                      4,900           51,450
                                    Beazer Homes USA........................(a)                      4,200           73,500
                                    Continental Homes Holding..................                      3,100           63,550
                                    De Rigo S.P.A., A.D.R. ....................                      1,000           20,625
                                    La-Z-Boy Chair.............................                      2,000           59,500
                                    Lifetime Hoan...........................(a)                      1,400           13,300
                                    SPX........................................                      3,200           49,600
                                    Scotts, Cl. A...........................(a)                      1,500           29,813
                                    U.S. Home...............................(a)                      2,200           59,125
                                                                                                                 ------------
                                                                                                                    420,463
                                                                                                                 ------------
  CONSUMER NON-DURABLES-4.3%        Alberto-Culver, Cl. A......................                      3,300           89,100
                                    Block Drug, Cl. A (non-voting).............                      1,000           38,500
                                    Jones Apparel Group......................(a)                       900           30,825
                                    Maybelline.................................                      2,000           47,250
                                    Paragon Trade Brands....................(a)                      3,600           57,150
                                    Tultex..................................(a)                      3,000           14,250
                                                                                                                 -------------
                                                                                                                    277,075
                                                                                                                 -------------
  CONSUMER SERVICES-7.0%            Chris-Craft Industries..................(a)                      2,797          111,530
                                    Evergreen Media, Cl. A..................(a)                      1,840           50,140
                                    Hollinger International, Cl. A.............                      6,000           69,000
                                    Price Communications....................(a)                      2,000           16,375
                                    Ryan's Family Steak House...............(a)                      5,100           39,525
                                    SFX Broadcasting, Cl. A.................(a)                      3,400           91,800
                                    ShowBiz Pizza Time......................(a)                      5,500           67,375
                                                                                                                 ------------
                                                                                                                    445,745
                                                                                                                 ------------
  ELECTRONIC TECHNOLOGY-14.5%       Ade........................................                      5,000           75,000
                                    Banyan Systems..........................(a)                      3,500           27,344
                                    BE Aerospace............................(a)                      9,200           72,450
                                    Conner Peripherals......................(a)                      3,600           64,800
                                    Dynatech................................(a)                      1,500           22,500
                                    ESS Technology.............................                        700           21,000
                                    Etec Systems...............................                     15,000          165,000
                                     GTI....................................(a)                      2,000           34,000
                                    Measurex...................................                      1,600           49,200
                                    Megatest................................(a)                      2,500           73,750

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   OCTOBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                        SHARES            VALUE
                                                                                              ------------   ---------------

  ELECTRONIC TECHNOLOGY (CONTINUED) Microtec Research..........................                      5,000       $   69,687
                                    Tegal......................................                      9,000          114,750
                                    Truevision..............................(a)                      8,500           65,875
                                    Zoom Telephonics........................(a)                      4,600           74,750
                                                                                                             ---------------
                                                                                                                    930,106
                                                                                                             ---------------
  ENERGY MINERALS-2.2%              Cross Timbers Oil..........................                      2,000           29,000
                                    Diamond Shamrock...........................                        800            20,600
                                    Santa Fe Energy Resources...............(a)                      6,000           53,250
                                    Swift Energy............................(a)                      4,000           35,500
                                                                                                             ---------------
                                                                                                                    138,350
                                                                                                             ---------------
  FINANCE-15.5%                     Allmerica Property & Casualty Cos..........                        800           18,200
                                    Astoria Financial..........................                      1,000           42,875
                                    Bay Ridge Bancorp.......................(a)                      1,800           38,475
                                    Bay View Capital...........................                      2,500           66,250
                                    Brooklyn Bancorp........................(a)                      1,200           47,250
                                    Citizens...................................                      1,000           18,125
                                    City National..............................                      3,000           39,750
                                    Community Bank System......................                      2,300           72,450
                                    Downey Financial...........................                      2,900           59,088
                                    First Palm Beach Bancorp...................                      2,600           59,150
                                    Fleet Financial Group......................                      1,713           66,379
                                    Fleet Financial Group (Warrants)........(a)                        224            2,268
                                    Fremont General...........................                       1,000           29,000
                                    Glendale Federal Bank FSB...............(a)                      2,000           32,000
                                    Greater New York Savings Bank...........(a)                      2,000           24,000
                                    Horace Mann Educators......................                      1,700           45,262
                                    Interpool...............................(a)                      2,000           32,000
                                    Long Island Bancorp........................                      2,500           57,187
                                    MLF Bancorp................................                      1,700           38,250
                                    PXRE.......................................                        800           20,400
                                    Patriot American Hospitality...............                      1,000           24,375
                                    SFFed......................................                      1,500           45,750
                                    Security-Connecticut....................                         1,500           39,000
                                    Standard Financial......................(a)                      2,400           33,000
                                    Summit Properties..........................                        900           16,650
                                    Transnational Re, Cl. A.................(a)                      1,200           26,850
                                                                                                             --------------
                                                                                                                    993,984
                                                                                                             --------------
  HEALTH SERVICES-1.6%              Enterprise Systems.........................                        500           11,688
                                    Pediatrix Medical Group....................                      2,000           43,250
                                    Sterling Heathcare Group................(a)                      2,000           27,500
                                    Total Renal Care Holdings..................                      1,000           20,375
                                                                                                             --------------
                                                                                                                    102,813
                                                                                                             ---------------









DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      OCTOBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                          SHARES          VALUE
                                                                                           ---------------   ---------------
  HEALTH TECHNOLOGY-1.5%            Advanced Technology Laboratories........(a)                      2,300       $   41,400
                                     Kinetic Concepts..........................                      5,000           55,625
                                                                                                             ---------------
                                                                                                                     97,025
                                                                                                             ---------------
  INDUSTRIAL SERVICES-5.1%          Hornbeck Offshore Services..............(a)                      4,500           65,813
                                    Lufkin Industries..........................                      2,500           46,250
                                    Marine Drilling Cos. ...................(a)                      2,500            9,375
                                    Noble Drilling..........................(a)                      5,800           40,600
                                    Rowan Cos. .............................(a)                      8,000           53,000
                                    Stolt Comex Seaway, S.A. ...............(a)                      5,000           44,063
                                    Tuboscope Vetco International...........(a)                      7,100           41,712
                                    Weatherford Enterra.....................(a)                     1,200            28,950
                                                                                                             ---------------
                                                                                                                    329,763
                                                                                                             ---------------
  NON-ENERGY MINERALS-.8%           Texas Industries...........................                      1,000           52,625
                                                                                                             ---------------
  PROCESS INDUSTRIES-3.6%           Applied Extrusion Technologies..........(a)                      2,000           30,750
                                    Calgon Carbon..............................                      5,000           56,875
                                    Dexter.....................................                      2,000           47,750
                                    Fuller (H.B.) .............................                        900           28,350
                                    International Specialty Products...........                      1,500           12,937
                                    Slocan Forest Products.....................                      2,108           20,209
                                    Stepan.....................................                      2,000           31,500
                                                                                                             ---------------
                                                                                                                    228,371
                                                                                                             ---------------
  PRODUCER MANUFACTURING-7.8%       General Scanning...........................                      4,000           48,000
                                    Handy & Harman.............................                     2,100           29,663
                                    INDRESCO................................(a)                      3,600           61,650
                                    Oakley.....................................                        500           17,250
                                    Talley Industries.......................(a)                      6,500           56,875
                                    Triarc Cos., Cl. A......................(a)                      3,000           28,500
                                    UNR Industries.............................                      7,500           62,812
                                    U.S. Industries............................                      5,100           76,500
                                    Zero.......................................                      2,700           41,175
                                    Zurn Industries............................                      1,000           25,000
                                    Zycon.......................................                     4,000           50,000
                                                                                                             ---------------
                                                                                                                    497,425
                                                                                                             ---------------
  RETAIL TRADE-6.8%                 CPI........................................                      2,500           45,625
                                    Carr-Gottstein Foods....................(a)                      3,000           24,000
                                    Egghead.................................(a)                      1,500           10,313
                                    Fay's......................................                      5,000           40,000
                                    Finish Line, Cl. A.................... .(a)                      6,000           53,250
                                    Hi-Lo Automotive........................(a)                      3,600           21,150
                                    Neiman-Marcus Group........................                      3,000           51,375
                                    Pier 1 Imports.............................                      6,380           61,408

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       OCTOBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                       SHARES             VALUE
                                                                                            --------------   --------------
  RETAIL TRADE (CONTINUED)           Venture Stores............................                        300        $   1,125
                                     Waban..................................(a)                      4,100           64,062
                                    Younkers................................(a)                      3,000           65,625
                                                                                                             ---------------
                                                                                                                    437,933
                                                                                                             ---------------
  TECHNOLOGY SERVICES-2.7%          Cooper & Chyan Technology..................                        500            7,062
                                    Health Payment Review......................                      3,000           78,000
                                    Legato Systems..........................                           500           18,250
                                    Logic Works................................                        500            7,625
                                    Premenos Technology........................                        800           31,400
                                    Smith Micro Software.......................                      2,500           30,625
                                                                                                             ---------------
                                                                                                                    172,962
                                                                                                             ---------------
  TRANSPORTATION-5.3%               Harper Group...............................                      3,500           63,000
                                    Midwest Express Holdings...................                      2,500           62,812
                                    Sea Containers, Cl. A......................                      5,000           91,250
                                    Stolt-Nielsen, S.A. .......................                      3,000           90,000
                                    Teekay Shipping............................                      1,500           34,875
                                                                                                             ---------------
                                                                                                                    341,937
                                                                                                             ---------------
  UTILITIES-1.1%                    Central Maine Power........................                      2,700           37,462
                                    NGC........................................                      2,232           20,088
                                    Tel-Save Holdings..........................                      1,000           13,875
                                                                                                             ---------------
                                                                                                                     71,425
                                                                                                             ---------------
                                    TOTAL COMMON STOCKS
                                    (cost $5,475,604)..........................                                  $5,773,840
                                                                                                             ===============
                                                                                               PRINCIPAL
SHORT-TERM INVESTMENTS-9.6%                                                                    AMOUNT
                                                                                            ---------------
  U.S. TREASURY BILLS:              5.37%, 11/2/95..........................(b)                $   236,000      $  235,965
                                    5.16%, 11/9/95.............................                     33,000          32,962
                                    5.13%, 12/7/95.............................                    101,000         100,490
                                    5.28%, 12/14/95.........................(b)                    245,000         243,474
                                                                                                             ---------------
                                    TOTAL SHORT-TERM INVESTMENTS
                                    (cost $612,864)............................                                $   612,891
                                                                                                             ===============
TOTAL INVESTMENTS(cost $6,088,468).............................................                      99.7%      $6,386,731
                                                                                             =============   ==============
CASH AND RECEIVABLES (NET).....................................................                        .3%      $   17,221
                                                                                             =============   ==============
NET ASSETS.....................................................................                     100.0%      $6,403,952
                                                                                             =============   ==============
NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b)  Partially held by broker as collateral for open short positions.

See notes to financial statements.

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
STATEMENT OF SECURITIES SOLD SHORT                                                                        OCTOBER 31, 1995
COMMON STOCK-6.3%                                                                               SHARES             VALUE
                                                                                           ---------------   --------------
Availl.........................................................................                      5,000        $  41,875
C-COR Electronics..............................................................                      2,200           50,600
Champion Industries............................................................                      1,100           23,100
Elcor..........................................................................                      1,500           31,500
Electronics For Imaging........................................................                        300           24,675
Fritz Cos. ....................................................................                      2,070           72,450
Lance..........................................................................                      1,600           27,000
Presstek.......................................................................                      1,000           47,500
Semtech........................................................................                      1,000           25,625
Symbol Technologies............................................................                      1,100           38,363
WMS Industries.................................................................                         40              785
Williams-Sonoma................................................................                      1,000           17,375
                                                                                                             ---------------
TOTAL SECURITIES SOLD SHORT
    (proceeds $348,375)........................................................                                    $400,848
                                                                                                             ===============





See notes to financial statements.

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
STATEMENT OF ASSETS AND LIABILITIES                                                                       OCTOBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $6,088,468)-see statement.......................................                                         $6,386,731
    Cash....................................................................                                            184,850
    Receivable for investment securities sold...............................                                             67,962
    Dividends and interest receivable.......................................                                                991
    Receivable from brokers for proceeds on securities sold short...........                                            348,375
    Prepaid expenses........................................................                                             22,735
    Due from The Dreyfus Corporation........................................                                              8,325
                                                                                                                ------------------
                                                                                                                      7,019,969
LIABILITIES:
    Due to Distributor......................................................                      $    1,360
    Payable for investment securities purchased.............................                         175,875
    Securities sold short, at value (proceeds $348,375)-see statement.......                         400,848
    Accrued expenses........................................................                          37,934            616,017
                                                                                               ---------------  ------------------
NET ASSETS..................................................................                                         $6,403,952
                                                                                                                ==================
REPRESENTED BY:
    Paid-in capital.........................................................                                         $5,682,016
    Accumulated undistributed investment income-net.........................                                             30,658
    Accumulated undistributed net realized gain on investments,
      securities sold short and foreign currency transactions...............                                            445,486
    Accumulated net unrealized appreciation on investments, securities
      sold short and foreign currency transactions-Note 4(b)................                                            245,792
                                                                                                                ------------------
NET ASSETS at value applicable to 457,389 shares outstanding
    (100 million shares of $.001 par value Common Stock authorized).........                                         $6,403,952
                                                                                                                ==================
NET ASSET VALUE per share ($6,403,952 / 457,389 shares).....................                                             $14.00
                                                                                                                ==================






See notes to financial statements.

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
STATEMENT OF OPERATIONS                                                                                YEAR ENDED OCTOBER 31, 1995
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $182 foreign taxes withheld at source)........                       $  44,754
      Interest.............................................................                          51,585
                                                                                               ---------------
            TOTAL INCOME...................................................                                           $    96,339
    EXPENSES:
      Management fee-Note 3(a).............................................                         42,383
      Shareholder servicing costs-Note 3(b,c)..............................                         43,258
      Legal fees...........................................................                         19,163
      Auditing fees........................................................                         15,831
      Registration fees....................................................                          8,795
      Organization expenses................................................                          5,359
      Custodian fees.......................................................                          5,505
      Directors' fees and expenses-Note 3(d)...............................                          4,203
      Prospectus and shareholders' reports-Note 3(b).......................                          3,302
      Interest-Note 2......................................................                          2,822
      Dividends on securities sold short...................................                          1,286
      Miscellaneous........................................................                          1,312
                                                                                             --------------
                                                                                                   153,219
      Less-expense reimbursement from Manager
          due to undertaking-Note 3(a).....................................                        101,524
                                                                                             --------------
            TOTAL EXPENSES.................................................                                                51,695
                                                                                                                  ----------------
            INVESTMENT INCOME-NET..........................................                                                44,644
                                                                                                                  ----------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain (loss) on investments-Note 4(a):
          Long transactions (including foreign currency transactions)......                       $474,892
          Short sale transactions..........................................                       (10,036)
                                                                                             --------------
          NET REALIZED GAIN................................................                                               464,856
      Net unrealized appreciation on investments, securities sold
          short and foreign currency transactions..........................                                               601,439
                                                                                                                 -----------------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS................                                             1,066,295
                                                                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................                                            $1,110,939
                                                                                                                 =================

See notes to financial statements.

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                      YEAR ENDED OCTOBER 31,
                                                                                                ----------------------------------
                                                                                                     1994*               1995
                                                                                                ---------------     --------------
OPERATIONS:
    Investment income-net...................................................                    $   123,146          $     44,644
    Net realized gain on investments........................................                        200,873               464,856
    Net unrealized appreciation (depreciation) on investments...............                       (355,647)              601,439
                                                                                                ---------------     --------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               (31,628)            1,110,939
                                                                                                ---------------     --------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................                        ---                 (137,132)
    Net realized gain on investments........................................                        ---                 (220,243)
                                                                                                ---------------     --------------
      TOTAL DIVIDENDS.......................................................                        ---                 (357,375)
                                                                                                ---------------     --------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................                      5,174,759               343,498
    Dividends reinvested....................................................                        ---                   357,374
    Cost of shares redeemed.................................................                         (2,340)            (216,275)
                                                                                                ---------------     --------------
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................                      5,172,419               484,597
                                                                                                ---------------     --------------
          TOTAL INCREASE IN NET ASSETS......................................                      5,140,791             1,238,161
NET ASSETS:
    Beginning of year.......................................................                         25,000             5,165,791
                                                                                                ---------------     --------------
    End of year (including undistributed investment income-net:
      $123,146 in 1994 and $30,658 in 1995).................................                     $5,165,791            $6,403,952
                                                                                                ===============     ==============

                                                                                                  SHARES                SHARES
                                                                                                ---------------     --------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                        413,701                27,757
    Shares issued for dividends reinvested..................................                          ---                  31,966
    Shares redeemed.........................................................                           (191)              (17,844)
                                                                                                ---------------     --------------
      NET INCREASE IN SHARES OUTSTANDING....................................                        413,510                41,879
                                                                                                ===============     ==============
*  From December 29, 1993 (commencement of operations) to October 31, 1994.



See notes to financial statements.

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
FINANCIAL HIGHLIGHTS

    Reference is made to page 4 of the Fund's Prospectus dated March 1, 1996.


DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus Small Company Value Fund (the "Series").
Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution
Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. On September 29, 1995, the Fund's shareholders approved a sub-investment advisory agreement between Dreyfus and The Boston Company Asset Management, Inc. ("TBC Asset Management"), an indirect subsidiary of Mellon Bank, N.A. and an affiliate of Dreyfus, with respect to the Series.
    On September 14, 1995, the Fund's Directors approved a change of the Fund's name, effective October 1, 1995, from "Dreyfus Focus Funds, Inc." to "Dreyfus Growth and Value Funds, Inc." and the Series was renamed Dreyfus
Small Company Value Fund.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    As of October 31, 1995, Major Trading Corporation, a subsidiary of Mellon Bank Investments Corporation, the parent company of which is Mellon Bank, held 439,186 shares of Dreyfus Small Company Value Fund.
    (A) PORTFOLIO VALUATION: The Series' investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments
DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED) in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    In accordance with an agreement with a bank, the Series may borrow up to $2 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time.
    At October 31, 1995, there were no outstanding borrowings under the line of credit. The average daily amount of short-term debt outstanding during the year ended October 31, 1995 was approximately $39,532, with a related weighted average annualized interest rate of 7.14%. The maximum amount of such debt outstanding at any time during the year ended October 31, 1995, was $268,000.
NOTE 3-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with Dreyfus, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from payments to be made to Dreyfus, or Dreyfus will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Series' net assets in accordance with California "blue sky" regulations. However, Dreyfus had undertaken from November 1, 1994 through December 31, 1994, to
DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED) assume all expenses of the Series (exclusive of certain expenses as described above) and thereafter had undertaken through July 10, 1995 to waive receipt of the management, service and distribution fees. Dreyfus has currently undertaken from July 11, 1995 through October 31, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Series, to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Series' net assets. The expense reimbursement, pursuant to the undertakings, amounted to $101,524 for the year ended October 31, 1995.
    The undertaking may be modified by Dreyfus from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
    Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and TBC Asset Management, the sub-investment advisory fee is computed at the annual rate of .375 of 1% of the average daily value of the Series' net assets and is payable monthly by Dreyfus.
    (B) Prior to September 30, 1995, the Fund had a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, which provided that the Fund (a) reimburse the Distributor for payments to certain Service Agents for distributing the Series' shares and (b) pay Dreyfus, Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, and any affiliate of either of them for advertising and marketing relating to the Series, at an aggregate annual rate of .50 of 1% of the value of the Series' average daily net assets. Under the Plan, the Distributor was permitted to pay one or more Service Agents in respect of distribution services. The Distributor determined the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments were made. The fees payable under the Plan were payable without regard to actual expenses incurred. The Plan also separately provided for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Series' average daily net assets for any full fiscal year. For the period from November 1, 1994 to September 30, 1995 the Series was charged $27,483 pursuant to the Plan. Effective September 30, 1995, the Fund's Plan was terminated.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor at an annual rate of .25 of 1% of the value of the Series' average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service
Agents. During the year ended October 31, 1995, the Series was charged an aggregate of $14,128 pursuant to the Shareholder Services Plan.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation. Prior to September 14, 1995, the annual fee was $3,000 and the attendance fee was $250.

DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the year ended October 31, 1995 is summarized as follows:

                                                                                              PURCHASES             SALES
                                                                                            --------------    --------------
    Long transactions................................................                         $7,954,518         $7,778,145
    Short sale transactions..........................................                            483,691            722,731
                                                                                            --------------    --------------
      TOTAL..........................................................                         $8,438,209         $8,500,876
                                                                                            ==============    ==============

    The Series is engaged in short-selling which obligates the Series to replace the security borrowed by purchasing the security at current market value. The Series would incur a loss if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series would realize a gain if the price of the security declines between those dates. Until the Series replaces the borrowed security, the Series will maintain daily, a segregated account with a broker and/or custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at October 31, 1995 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.
    (B) At October 31, 1995, accumulated net unrealized appreciation on investments was $245,792, consisting of $521,273 gross unrealized appreciation and $275,481 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



DREYFUS SMALL COMPANY VALUE FUND
(FORMERLY DREYFUS SMALL COMPANY VALUE PORTFOLIO)-SEE NOTE 1
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS SMALL COMPANY VALUE FUND
    We have audited the accompanying statement of assets and liabilities, including the statement of investments and securities sold short, of Dreyfus Small Company Value Fund (formerly Dreyfus Small Company Value Portfolio), one of the Series constituting Dreyfus Growth and Value Funds, Inc., as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Small Company Value Fund at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
[Ernst and Young LLP signature logo]


New York, New York
December 7, 1995


DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF INVESTMENTS                     FEBRUARY 29, 1996 (UNAUDITED)
COMMON STOCKS-72.0%                                                                                 SHARES            VALUE
                                                                                                   ________          ________
         ARGENTINA-.7%......         YPF Sociedad Anonima, ADR                                        4,000          $ 77,500
                                                                                                                     _________
         AUSTRALIA-2.4%..............Amcor                                                            8,000           58,125
                                     Boral..................................                         21,000           56,695
                                     Goodman Fielder........................                         38,412           40,835
                                     Southcorp Holdings.....................                         23,000           56,641
                                     Westpac Banking........................                         14,000           66,170
                                                                                                                     _________
                                                                                                                     278,466
                                                                                                                     _________
         AUSTRIA-.5%.........        Creditanstalt-Bankverein                                           400           56,205
                                                                                                                     _________
         DENMARK-.8%..........       Tele Danmark, ADR                                                3,000           88,500
                                                                                                                     _________
         FRANCE-6.4%....             Alcatel Alsthom, ADR                                            6,000           107,250
                                     C.S.F. (Thompson)......................                         3,000            76,812
                                     Chargeurs..............................                           375            96,535
                                     Danone.................................                           800           127,683
                                     Elf Auitaine, ADR......................                         4,000           138,000
                                     Guyenne & Gascogne.....................                           200            65,743
                                     Societe Generale.......................                         1,000           113,861
                                                                                                                     _________
                                                                                                                     725,884
                                                                                                                     _________
         GERMANY-5.1%...........     Adidas AG                                                       1,300            83,076
                                     Bayer AG...............................                           500           152,292
                                     Deutsche Bank AG.......................                         2,200           110,665
                                     SGL Carbon AG..........................                           800 (a)        71,117
                                     Siemens AG.............................                           140            79,722
                                     VEBA AG................................                         1,800            84,591
                                                                                                                     _________
                                                                                                                     581,463
                                                                                                                     _________
         HONG KONG-1.7%.....         Cheung Kong Holdings                                            12,000           83,430
                                     HSBC Holdings..........................                          4,400           70,573
                                     Yue Yue Industrial Holdings............                        150,000           38,223
                                                                                                                     _________
                                                                                                                     192,226
                                                                                                                     _________
         ITALY-2.0%...............   Fiat Spa                                                        12,000           37,890
                                     Istituto Mobiliare Italiano, ADR.......                          4,000           84,500
                                     Stet, Di Risp..........................                         45,000          101,510
                                                                                                                     _________
                                                                                                                     223,900
                                                                                                                     _________
        JAPAN-22.3%................. Canon                                                            8,000          146,837
                                     Chudenko...............................                          2,000            69,425
                                     Credit Saison..........................                          6,000           129,529
                                     Dai-Tokyo Fire & Marine Insurance...............                25,000          181,883
                                     Hitachi................................                         15,000          151,213
                                     Hitachi Koki...........................                         11,000          102,939
                                     Honda Motor............................                          3,000            63,623
                                     Ito-Yokado.............................                          2,000           111,840
                                     Kao....................................                         12,000          150,642
                                     Mabuchi Motor..........................                          1,800           110,414

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                           FEBRUARY 29, 1996 (UNAUDITED)
COMMON STOCKS (CONTINUED)                                                                           SHARES              VALUE
                                                                                                   ________          ________

            JAPAN (CONTINUED)        Mikuni Coca Cola                                                13,000         $160,723
                                     Mitsubishi Heavy Industries............                         20,000          161,864
                                     Murata Manufacturing...................                          5,000          165,002
                                     Nishimatsu Construction................                         10,000          111,270
                                     Ono Pharmaceutical.....................                          4,000          147,599
                                     Sekisui House..........................                         10,000          124,584
                                     Toshiba................................                         15,000          115,977
                                     Toyota Motor...........................                          5,000          107,941
                                     Yamanouchi Pharmaceutical..............                          4,000           89,396
                                     Yamato Transport.......................                         12,000          134,665
                                                                                                                     _________
                                                                                                                     2,537,366
      MALAYSIA-1.4%..........        Affin Holdings Berhad                                           28,000           64,835
                                     Malaysia International Shipping........                         25,000           69,662
                                     Pacific & Orient.......................                          8,000           26,845
                                                                                                                     _________
                                                                                                                     161,342
                                                                                                                     _________
      MEXICO-.5%                     Telefonos De Mexico, Series L, ADR.                              2,000           61,000
                                                                                                                     _________
      NETHERLANDS-6.4%...........    ABN Amro Holdings                                                3,000          139,174
                                     Hollandsche Beton Groep................                            500           78,229
                                     Hunter Douglas.........................                          1,500           87,326
                                     ING Groep..............................                          1,500           99,424
                                     Koninklinke KNP........................                          3,000 (a)       83,505
                                     Royal PTT Nederland, ADR...............                          1,900           75,763
                                     Stad Rotterdam CVA.....................                          1,716           53,697
                                     Unilever NV, ADR.......................                            800          107,600
                                                                                                                     _________
                                                                                                                     724,718
                                                                                                                     _________
     NEW ZEALAND-.8%............     Air New Zealand                                                 14,000           44,316
                                     Brierley Investments...................                         60,000           52,129
                                                                                                                     _________
                                                                                                                     96,445
                                                                                                                     _________
    NORWAY-.4%..................     Christiania Bank                                                 17,000          43,484
                                                                                                                     _________
    PORTUGAL-.6%........             Portugal Telecom SA, ADR                                          3,000 (a)      69,000
                                                                                                                     _________
    SINGAPORE-.3%                    Far East Levingston Shipbuilding                                  6,000           35,707
                                                                                                                     _________
     SPAIN-2.8%                      Corporacion Bancaria De Espana, ADR.                              4,500         101,812
                                     Iberdrola SA...........................                           7,000          68,899
                                     Repsol SA, ADR.........................                           4,000         145,000
                                                                                                                     _________
                                                                                                                     315,711
                                                                                                                     _________
      SWEDEN-1.3%...............     Marieberg Tidnings                                                3,800         101,108
                                     Volvo AB `B', ADR......................                           2,000          42,469
                                                                                                                     _________
                                                                                                                     143,577
                                                                                                                     _________
    SWITZERLAND-4.2%.............    Ciba-Geigy AG                                                      100           89,288
                                     Magazine Zum Globus....................                            150 (a)       77,532
                                     Nestle SA..............................                            100          109,379

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                FEBRUARY 29, 1996 (UNAUDITED)
COMMON STOCKS (CONTINUED)                                                                             SHARES           VALUE
                                                                                                     ________        ________

 SWITZERLAND (CONTINUED)             Schweizerischer Banksverein                                        375           $137,870
                                     Zurich Versicherungs...................                            250             68,153
                                                                                                                     _________
                                                                                                                       482,222
                                                                                                                     _________
  UNITED KINGDOM-11.4%.....          Abbey National                                                     5,000          43,901
                                     BTR                                                               25,000         123,437
                                     Boots                                                             14,100         128,119
                                     British Airways PLC, ADR...............                          1,000           77,500
                                     British Gas, ADR.......................                          4,000          145,000
                                     Hanson, ADR............................                          8,000          118,000
                                     Laird Group PLC........................                         25,000          155,971
                                     National Westminster Bank..............                         12,000          126,859
                                     Powergen...............................                         18,000          148,813
                                     RTZ                                                             10,000          139,876
                                     Scapa Group............................                         23,000           83,807
                                                                                                                   _________
                                                                                                                   1,291,283
                                                                                                                   _________
                                     TOTAL COMMON STOCKS
                                       (cost $7,958,503)....................                                      $8,185,999
                                                                                                                  ==========
PREFERRED STOCKS-1.4%
                GERMANY;............. RWE AG (Non-Voting)
                                       (cost $141,950)......................                         5,000         $ 154,907
                                                                                                                  ==========
                                                                                                    PRINCIPAL
SHORT-TERM INVESTMENTS-22.6%                                                                         AMOUNT
                                                                                                    _______
         U.S. TREASURY BILLS:...     6.08%, 3/7/96                                                $  41,000        $ 40,966
                                     5.23%, 3/14/96.........................                         52,000          51,907
                                     5.34%, 4/4/96..........................                         79,000          78,633
                                     5.34%, 4/18/96.........................                         105,000         104,297
                                     5.25%, 4/25/96.........................                         92,000          91,321
                                     5.83%, 5/2/96..........................                         954,000         945,891
                                     5.29%, 5/9/96..........................                         299,000         296,195
                                     5.33%, 5/16/96.........................                         976,000         965,937
                                                                                                                   _________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $2,575,664)....................                                      $2,575,147
                                                                                                                  ==========
                 TOTAL INVESTMENTS (cost $10,676,117).......................                         96.0%       $10,916,053
                                                                                                     =====        ==========
                                 CASH AND RECEIVABLES (NET).................                         4.0%          $ 460,072
                                                                                                     =====        ==========
NET ASSETS..................................................................                         100.0%      $11,376,125
                                                                                                     =====        ==========
NOTE TO STATEMENT OF INVESTMENTS;
    (a)  Non-income producing.

See notes to financial statements.

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES                FEBRUARY 29, 1996 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $10,676,117)-see statement......................................                                    $10,916,053
    Cash....................................................................                                         552,961
    Dividends receivable....................................................                                         10,899
    Prepaid expenses........................................................                                          1,379
                                                                                                                  __________
                                                                                                                  11,481,292
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                $  2,848
    Due to Distributor......................................................                   1,846
    Payable for investment securities purchased.............................                  77,527
    Net unrealized depreciation on forward currency
      exchange contracts-Note 3(a)..........................................                      98
    Accrued expenses........................................................                  22,848                 105,167
                                                                                            _________              __________
NET ASSETS..................................................................                                     $11,376,125
                                                                                                                 ============
REPRESENTED BY:
    Paid-in capital.........................................................                                     $11,126,288
    Accumulated undistributed investment income-net.........................                                             832
    Accumulated undistributed net realized gain on investments..............                                           9,906
    Accumulated net unrealized appreciation on investments
      and foreign currency transactions.....................................                                         239,099
                                                                                                                  __________
NET ASSETS at value applicable to 873,324 outstanding shares of
    Common Stock, equivalent to $13.03 per share (100 million shares
    of $.001 par value authorized)..........................................                                      $11,376,125
                                                                                                                 ============









See notes to financial statements.

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF OPERATIONS
FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 29, 1996 (UNAUDITED)
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $1,628 foreign taxes withheld at source).......                         $32,693
      Interest..............................................................                          24,557
                                                                                                     ________
            TOTAL INCOME....................................................                                         $57,250
    EXPENSES:
      Management fee-Note 2(a)..............................................                         26,576
      Legal fees............................................................                         22,737
      Custodian fees........................................................                          9,428
      Shareholder servicing costs-Note 2(b).................................                          8,597
      Auditing fees.........................................................                          6,818
      Registration fees.....................................................                          3,985
      Directors' fees and expenses-Note 2(c)................................                          2,052
      Prospectus and shareholders' reports..................................                          1,786
      Miscellaneous.........................................................                            467
                                                                                                     ________
            TOTAL EXPENSES..................................................                         82,446
      Less-expense reimbursement from Manager
          due to undertaking-Note 2(a)......................................                         42,581
                                                                                                     ________
            NET EXPENSES....................................................                                           39,865
                                                                                                                     ________
            INVESTMENT INCOME-NET...........................................                                           17,385
                                                                                                                     ________
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments and foreign currency
      transactions-Note 3(a)................................................                       $ (6,838)
    Net realized gain on forward currency exchange contracts................                         30,684
                                                                                                     ________
      NET REALIZED GAIN.....................................................                                           23,846
    Net unrealized appreciation on investments and foreign currency
      transactions..........................................................                                          239,099
                                                                                                                     ________
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                          262,945
                                                                                                                     ________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $280,330
                                                                                                                    =========



See notes to financial statements.

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
FROM SEPTEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 29, 1996 (UNAUDITED)
OPERATIONS:
    Investment income-net.....................................................................                       $17,385
    Net realized gain on investments..........................................................                       23,846
    Net unrealized appreciation on investments for the period.................................                       239,099
                                                                                                                     ________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................                       280,330
                                                                                                                     ________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net.....................................................................                        (16,553)
    Net realized gain on investments..........................................................                        (13,940)
                                                                                                                     ________
      TOTAL DIVIDENDS.........................................................................                        (30,493)
                                                                                                                     ________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.............................................................                     12,883,361
    Dividends reinvested......................................................................                         30,423
    Cost of shares redeemed...................................................................                     (1,787,496)
                                                                                                                     ________
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS..................................                     11,126,288
                                                                                                                     ________
          TOTAL INCREASE IN NET ASSETS........................................................                     11,376,125
NET ASSETS:
    Beginning of period.......................................................................                       -
                                                                                                                     ________
    End of period (including undistributed investment income-net;
      $832 on February 29, 1996)..............................................................                    $11,376,125
                                                                                                                 ============

                                                                                                                    SHARES
                                                                                                                    ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold...............................................................................                      1,014,957
    Shares issued for dividends reinvested....................................................                          2,436
    Shares redeemed...........................................................................                       (144,069)
                                                                                                                     ________
      NET INCREASE IN SHARES OUTSTANDING......................................................                       873,324
                                                                                                                 ============





See notes to financial statements.

DREYFUS INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS (UNAUDITED)
    Reference is made to page 4 of the Fund's Prospectus dated April 10, 1996.


DREYFUS INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus International Value Fund (the "Fund") which commenced operations on September 29, 1995. The Fund's investment objective is long term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsi diary of Mellon Bank, N.A. On September 29, 1995, the Fund's shareholders approved a sub-investment advisory agreement between Dreyfus and The Boston Company Asset Management, Inc. ("TBC Asset Management"), an indirect subsidiary of Mellon Bank, N.A. and an affiliate of Dreyfus, with respect to the Fund. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each Fund are charged to that funds' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    As of February 29, 1996, Allomon Corporation, a subsidiary of Mellon Bank Investments Corporation, the parent company of which is Mellon Bank, held 402,242 shares of the Fund.
    (A) PORTFOLIO VALUATION: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

DREYFUS INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH
 AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with Dreyfus, the management fee is computed at the annual rate of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to Dreyfus, or Dreyfus will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. Dreyfus has currently undertaken from September 29, 1995 through July 31, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.50 of 1% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $42,581 for the period ended February 29, 1996.
    The undertaking may be modified by Dreyfus from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and TBC Asset Management, the sub-investment advisory fee is computed at the annual rate of .50 of 1% of the average daily value of the Fund's net assets and is paid monthly by Dreyfus out of its fee.

DREYFUS INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $226 for the period from December 1, 1995 through February 29, 1996.
    (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 1996, the Fund was charged an aggregate of $6,644 pursuant to the Shareholder Services Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended February 29, 1996, amounted to $8,519,260 and $433,096, respectively.
    In addition, the following summarizes open forward currency exchange contracts at February 29, 1996:

                                                              FOREIGN
                                                              CURRENCY                       U.S. DOLLAR         UNREALIZED
FORWARD CURRENCY SALES CONTRACTS                              AMOUNT          PROCEEDS         VALUE           (DEPRECIATION)
                                                              ______          _______         ______          _______________

British Pounds, expiring 3/7/96..............                 28,700           $43,939        $44,037               ($98)
                                                                                                                    =====

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also
DREYFUS INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities.
    (B) At February 29, 1996, accumulated net unrealized appreciation on investments and foreign currency exchange contracts was $239,838, consisting of $402,379 gross unrealized appreciation and $162,541 gross unrealized depreciation.
    At February 29, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS EMERGING LEADERS FUND
STATEMENT OF INVESTMENTS                     FEBRUARY 29, 1996 (UNAUDITED)
COMMON STOCKS-97.6%                                                                                SHARES             VALUE
                                                                                                  ________          ________
      CONSUMER-20.5%                 Canandaigua Wine, Cl. A................      (a)                12,500         $475,000
                                     Chancellor Broadcasting, Cl. A.........                         18,500          379,250
                                     Helen of Troy..........................      (a)                22,500          517,500
                                     Metromedia International Group.........      (a)                25,000          343,750
                                     Mossimo................................                         20,000          490,000
                                     Outboard Marine........................                         17,500          354,375
                                     Scholastic.............................      (a)                 6,000          418,500
                                     Sola International.....................      (a)                11,000          305,250
                                     Spelling Entertainment Group...........      (a)                25,000          290,625
                                     Stratosphere...........................      (a)                41,000          481,750
                                     Sun International Hotels...............      (a)                10,000          358,750
                                     Talbots................................                          9,500          287,375
                                     Tiffany & Co...........................                          5,000          268,750
                                                                                                                     ________
                                                                                                                     4,970,875
                                                                                                                     ________
         ENERGY- 4.0%                Basin Exploration                            (a)                40,000          200,000
                                     Cairn Energy USA.....................        (a)                20,000          217,500
                                     Marine Drilling......................        (a)                80,000          560,000
                                                                                                                     ________
                                                                                                                     977,500
                                                                                                                     ________
   FINANCIAL SERVICES-20.4%          ACE                                                             11,500          537,625
                                     Alexander & Alexander Services.........                         16,000          298,000
                                     Capital Re.............................                         16,600          572,700
                                     CapMac Holdings........................                         20,000          485,000
                                     Duff & Phelps Credit Rating............                         17,500          269,063
                                     E.W. Blanch Holdings...................                         18,000          450,000
                                     Enhance Financial Services Group.......                         17,500          426,562
                                     Guarantee Life Cos.....................                         25,000          403,125
                                     Investors Financial Services...........                         16,000          356,000
                                     Reliance Group Holdings................                         50,000          406,250
                                     Standard Federal Bancorporation........                         10,500          434,437
                                     Willis Corroon Group PLC, A.D.R........                         25,000          287,500
                                                                                                                     ________
                                                                                                                     4,926,262
                                                                                                                     ________
   HEALTH CARE-12.8%                 Applied Bioscience International             (a)                30,000          213,750
                                     Ballard Medical Products...............                         17,500          288,750
                                     Cohr...................................                         10,000          140,000
                                     Conceptus..............................                         13,000          256,750
                                     CorVel...............................        (a)                12,500          381,250


DREYFUS EMERGING LEADERS FUND
STATEMENT OF INVESTMENTS (CONTINUED)                          FEBRUARY 29, 1996 (UNAUDITED)
COMMON STOCKS (CONTINUED)                                                                            SHARES            VALUE
                                                                                                   _________          _________

   HEALTH CARE (CONTINUED)           GMIS                                         (a)                37,500         $492,188
                                     Heartstream............................                         15,000          221,250
                                     Mentor.................................                         20,000          512,500
                                     NCS HealthCare, Cl. A..................                         9,500           239,875
                                     VWR Scientific Products................                         25,000          350,000
                                                                                                                     ________
                                                                                                                     3,096,313
                                                                                                                     ________
   MATERIALS &
   PROCESSING- 9.1%                  Cambrex                                                         9,000           421,875
                                     IMCO Recycling.........................                         15,000          326,250
                                     International Specialty Products.....        (a)                35,000          433,125
                                     Minerals Technologies..................                         9,000           325,125
                                     OM Group...............................                         9,500           332,500
                                     Viceroy Resource.....................        (a)                70,000          363,653
                                                                                                                     ________
                                                                                                                     2,202,528
                                                                                                                     ________
        PRODUCER DURABLES-15.0%      Albany International, Cl. A                                     16,500          319,688
                                     Avondale Industries....................      (a)                22,000          349,250
                                     Giddings & Lewis.......................                         20,000          335,000
                                     Huntco, Cl. A..........................                         16,500          284,625
                                     Powell Industries......................      (a)                35,000          358,750
                                     Rohr Industries........................      (a)                25,000          450,000
                                     Special Devices........................      (a)                20,700          367,425
                                     Thiokol................................                         11,500          471,500
                                     Wolverine Tube.........................      (a)                9,500           369,312
                                     Wyman-Gordon...........................      (a)                17,500          310,625
                                                                                                                     ________
                                                                                                                     3,616,175
                                                                                                                     ________
          TECHNOLOGY-15.8%           Aspect Telecommunications                    (a)                10,000          471,250
                                     Auspex Systems.........................      (a)                22,500          458,437
                                     Cheyenne Software......................      (a)                11,250          262,969
                                     Elcom International....................                         22,500          174,375
                                     Gensym.................................                         35,000          560,000
                                     Harmonic Lightwaves....................                         25,000          362,500
                                     Indus Group............................                         26,500          583,000
                                     Madge Networks, N.V....................      (a)                10,000          418,750
                                     Objective System Integrators...........                         7,000           287,000
                                     Safeguard Scientifics..................      (a)                5,000
                                                                                                                     254,375
                                                                                                                     ________
                                                                                                                     3,832,656
                                                                                                                     ________
                                     TOTAL COMMON STOCKS
                                       (cost $21,164,417)...................                                         $23,622,309
                                                                                                                     ===========


DREYFUS EMERGING LEADERS FUND
STATEMENT OF INVESTMENTS (CONTINUED)               FEBRUARY 29, 1996 (UNAUDITED)
                                                                                                    PRINCIPAL
SHORT-TERM INVESTMENTS-10.2%                                                                         AMOUNT           VALUE
                                                                                                    _________       _________
            U.S. TREASURY BILLS:     5.22%, 3/7/96                                 (b)               $522,000        $ 521,567
                                     4.96%, 4/25/96.........................                         229,000         227,312
                                     4.86%, 5/2/96..........................                         952,000         943,908
                                     4.74%, 5/9/96..........................                         111,000         109,959
                                     4.77%, 5/16/96.........................                         660,000         653,195
                                                                                                                     ________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $2,456,183)....................                                         $2,455,941
                                                                                                                     ===========
TOTAL INVESTMENTS (cost $23,620,600)........................................                         107.8%          $26,078,250
                                                                                                     =======         ===========
LIABILITIES, LESS CASH AND RECEIVABLES......................................                         (7.8%)         $(1,884,604)
                                                                                                     =======         ===========
NET ASSETS..................................................................                         100.0%          $24,193,646
                                                                                                     =======         ===========
NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b)  Partially held by broker as collateral for open short position.

STATEMENT OF SECURITIES SOLD SHORT                  FEBRUARY 29, 1996 (UNAUDITED)
COMMON STOCKS                                                                                        SHARES             VALUE
                                                                                                   __________        __________
Objective System Integrators (proceeds $308,000)............................                         7,000            $287,000
                                                                                                                      =========


See notes to financial statements.

DREYFUS EMERGING LEADERS FUND
STATEMENT OF ASSETS AND LIABILITIES                 FEBRUARY 29, 1996 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $23,620,600)-see statement......................................                                         $26,078,250
    Cash....................................................................                                              10,002
    Receivable for investment securities sold...............................                                             361,875
    Receivable from broker for proceeds on securities sold short............                                             308,000
    Dividends and interest receivable.......................................                                               8,654
    Prepaid expenses........................................................                                               1,917
                                                                                                                      __________
                                                                                                                     26,768,698
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                       $ 2,605
    Due to Distributor......................................................                         4,489
    Payable for investment securities purchased.............................                     2,199,461
    Securities sold short, at value
      (proceeds $308,000)-see statement.....................................                       287,000
    Payable for Common Stock redeemed.......................................                         4,233
    Accrued expenses........................................................                         77,264          2,575,052
                                                                                                  _________           __________
NET ASSETS..................................................................                                         $24,193,646
                                                                                                                    ============
REPRESENTED BY:
    Paid-in capital.........................................................                                         $20,484,527
    Accumulated undistributed investment income-net.........................                                              10,243
    Accumulated undistributed net realized gain on investments,
      securities sold short and foreign currency transactions...............                                           1,220,226
    Accumulated net unrealized appreciation on investments,
      securities sold short and foreign currency transactions-Note 3(b).....                                           2,478,650
                                                                                                                      __________
NET ASSETS at value applicable to 1,398,540 outstanding shares of
    Common Stock, equivalent to $17.30 per share (100 million shares
    of $.001 par value authorized)..........................................                                         $24,193,646
                                                                                                                    ============





See notes to financial statements.

DREYFUS EMERGING LEADERS FUND
STATEMENT OF OPERATIONS
FROM SEPTEMBER 28, 1995 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 29, 1996 (UNAUDITED)
INVESTMENT INCOME:
    INCOME:
      Interest..............................................................                       $ 84,038
      Cash dividends (net of $215 foreign taxes withheld at source).........                         20,512
                                                                                                   ________
                TOTAL INCOME................................................                                         $   104,550
    EXPENSES:
      Management fee-Note 2(a)..............................................                         50,733
      Legal fees............................................................                         58,261
      Shareholder servicing costs-Note 2(b).................................                         22,114
      Auditing fees.........................................................                         15,899
      Registration fees.....................................................                          7,425
      Directors' fees and expenses-Note 2(c)................................                          4,699
      Custodian fees........................................................                          3,260
      Prospectus and shareholders' reports..................................                          1,190
      Miscellaneous.........................................................                            717
                                                                                                  _________
                TOTAL EXPENSES..............................................                        164,298
      Less-expense reimbursement from Manager
          due to undertaking-Note 2(a)......................................                         93,124
                                                                                                  _________
                NET EXPENSES................................................                                            71,174
                                                                                                                      _________
                INVESTMENT INCOME-NET.......................................                                            33,376
                                                                                                                      _________
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3(a):
      Long transactions (including foreign currency transactions)...........                     $1,170,163
      Short sale transactions...............................................                         50,063
                                                                                                  _________
      NET REALIZED GAIN.....................................................                                         1,220,226
    Net unrealized appreciation on investments, securities sold short
      and foreign currency transactions.....................................                                         2,478,650
                                                                                                                      _________
                NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............                                         3,698,876
                                                                                                                      _________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $3,732,252
                                                                                                                    ==========



See notes to financial statements.

DREYFUS EMERGING LEADERS FUND
STATEMENT OF CHANGES IN NET ASSETS
FROM SEPTEMBER 28, 1995 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 29, 1996 (UNA
UDITED)
OPERATIONS:
    Investment income-net.....................................................................                        $ 33,376
    Net realized gain on investments..........................................................                       1,220,226
    Net unrealized appreciation on investments for the period.................................                       2,478,650
                                                                                                                     _________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................                       3,732,252
                                                                                                                     _________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net.....................................................................                        (23,133)
                                                                                                                     _________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.............................................................                      27,066,019
    Dividends reinvested......................................................................                          22,761
    Cost of shares redeemed...................................................................                     (6,604,253)
                                                                                                                     _________
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS..................................                       20,484,527
                                                                                                                     _________
          TOTAL INCREASE IN NET ASSETS........................................................                       24,193,646
NET ASSETS:
    Beginning of period.......................................................................                           -
                                                                                                                     _________
    End of period (including undistributed investment income-net;
      $10,243 on February 29, 1996)...........................................................                     $24,193,646
                                                                                                                   ===========

                                                                                                                      SHARES
                                                                                                                     ________
CAPITAL SHARE TRANSACTIONS:
    Shares sold...............................................................................                       1,808,691
    Shares issued for dividends reinvested....................................................                           1,452
    Shares redeemed...........................................................................                       (411,603)
                                                                                                                     _________
      NET INCREASE IN SHARES OUTSTANDING......................................................                       1,398,540
                                                                                                                   ===========




See notes to financial statements.

DREYFUS EMERGING LEADERS FUND
FINANCIAL HIGHLIGHTS (UNAUDITED)
   Reference is made to page 4 of the Fund's Prospectus dated April 10, 1996.


DREYFUS EMERGING LEADERS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Value Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Dreyfus Emerging Leaders Fund (the "Fund") which commenced operations on September 28, 1995. The Fund's investment objective is capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    (A) PORTFOLIO VALUATION: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS EMERGING LEADERS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    (F) BROKERAGE COMMISSIONS: For the period ended February 29, 1996, the Fund incurred total brokerage commissions of $36,822, of which $525 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon Bank Corporation.
NOTE 2-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. The Manager has currently undertaken from September 28, 1995 through August 31, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25 of 1% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $93,124 for the period ended February 29, 1996.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $4,820 for the period from December 1, 1995 through February 29, 1996.
    (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 1996, the Fund was charged an aggregate of $14,092 pursuant to the Shareholder Services Plan.

DREYFUS EMERGING LEADERS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended February 29, 1996 is summarized as follows:

                                                                                         PURCHASES                   SALES
                                                                                       ____________                ___________
    Long transactions................................................                   $26,268,021                $6,272,084
    Short sale transactions..........................................                     1,380,515                 1,738,578
                                                                                       ____________                ___________
      TOTAL..........................................................                   $27,648,536                $8,010,662
                                                                                       ============               ============

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value.
The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and/or custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at February 29, 1996 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.
    (B) At February 29, 1996, accumulated net unrealized appreciation on investments was $2,478,650, consisting of $2,832,560 gross unrealized appreciation and $353,910 gross unrealized depreciation.
    At February 29, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

[Dreyfus lion "d" logo]
DREYFUS EMERGING LEADERS FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903





Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                            259SA962
[Dreyfus logo]
Emerging Leaders
Fund
Semi-Annual
Report
February 29, 1996




                    DREYFUS GROWTH AND VALUE FUNDS, INC.


                          PART C. OTHER INFORMATION
                           _________________________


Item 24.   Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)   Financial Statements:

                Included in Part A of the Registration Statement.


                     Condensed Financial Information for the period from September 29, 1995 (commencement of operations) to February 29, 1996 (unaudited) with respect to each of Dreyfus Aggressive Growth Fund, Dreyfus Aggressive Value Fund, Dreyfus Midcap Value Fund, Dreyfus International Value Fund and Dreyfus Emerging Leaders Fund.



                Included in Part B of the Registration Statement:



                     Statement of Investments--October 31, 1995 (audited) for Dreyfus Large Company Growth Fund, Dreyfus Large Company Value Fund and Dreyfus Small Company Value Fund; and for the period from September 29, 1995 (commencement of operations) to February 29, 1996 (unaudited) for Dreyfus Aggressive Growth Fund, Dreyfus Aggressive Value Fund, Dreyfus Midcap Value Fund, Dreyfus International Value Fund and Dreyfus Emerging Leaders Fund.


                     Statement of Securities Sold Short--October 31, 1995 (audited) for Dreyfus Large Company Growth Fund, Dreyfus Large Company Value Fund and Dreyfus Small Company Value Fund; and for the period from September 29, 1995 (commencement of operations) to February 29, 1996 (unaudited) for Dreyfus Aggressive Growth Fund, Dreyfus Aggressive Value Fund, Dreyfus Midcap Value Fund, Dreyfus International Value Fund and Dreyfus Emerging Leaders Fund.






Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________


                     Statement of Assets and Liabilities--October 31, 1995 (audited) for Dreyfus Large Company Growth Fund, Dreyfus Large Company Value Fund and Dreyfus Small Company Value Fund; and for the period from September 29, 1995 (commencement of operations) to February 29, 1996 (unaudited) for Dreyfus Aggressive Growth Fund, Dreyfus Aggressive Value Fund, Dreyfus Midcap Value Fund, Dreyfus International Value Fund and Dreyfus Emerging Leaders Fund.


                     Statement of Operations--year ended October 31, 1995 (audited) for Dreyfus Large Company Growth Fund, Dreyfus Large Company Value Fund and Dreyfus Small Company Value Fund; and for the period from September 29, 1995 (commencement of operations) to February 29, 1996 (unaudited) for Dreyfus Aggressive Growth Fund, Dreyfus Aggressive Value Fund, Dreyfus Midcap Value Fund, Dreyfus International Value Fund and Dreyfus Emerging Leaders Fund.


                     Statement of Changes in Net Assets--for the period from December 29, 1993 (commencement of operations) to October 31, 1994 and for the fiscal year ended October 31, 1995 (audited) for Dreyfus Large Company Growth Fund, Dreyfus Large Company Value Fund and Dreyfus Small Company Value Fund; and for the period from September 29, 1995 (commencement of operations) to February 29, 1996 (unaudited) for Dreyfus Aggressive Growth Fund, Dreyfus Aggressive Value Fund, Dreyfus Midcap Value Fund, Dreyfus International Value Fund and Dreyfus Emerging Leaders Fund.


                     Notes to Financial Statements (audited) for Dreyfus Large Company Growth Fund, Dreyfus Large Company Value Fund and Dreyfus Small Company Value Fund; and Notes to Financial Statements (unaudited) for Dreyfus Aggressive Growth Fund, Dreyfus Aggressive Value Fund, Dreyfus Midcap Value Fund, Dreyfus International Value Fund and Dreyfus Emerging Leaders Fund.


                     Report of Ernst & Young LLP, Independent Auditors, dated December 7, 1995 for Dreyfus Large Company Growth Fund, Dreyfus Large Company Value Fund and Dreyfus Small Company Value Fund only.



All Schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________


  (b)      Exhibits:

  (1) Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 22, 1993, and Exhibits (1)(b) and (1)(c) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995.

  (2) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995.

  (5)(a)   Management Agreement is incorporated by reference to Exhibit
           (5)(a) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995.

  (5)(b) Sub-Investment Advisory Agreement is incorporated by reference to Exhibit (5)(b) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995.

  (6)(a)   Distribution Agreement is incorporated by reference to Exhibit
           (6) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995.

  (6)(b) Shareholder Services Plan Agreements are incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on February 16, 1996.

  (8)(a) Amended and Restated Custody Agreement is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995.

  (9)      Shareholder Services Plan is incorporated by reference to Exhibit
           (9) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995.

  (10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 22, 1993 are incorporated by reference to Exhibit (14) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on February 16, 1996.

  (11)     Consent of Independent Auditors.

  (14) Documents making up model plans in the establishment of retirement plans in conjunction with which Registrant offers its Securities are incorporated by reference to Exhibit (14) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on February 16, 1996.




Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

  (16) Schedules of Computation of Performance Data are incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on June 22, 1994.

  (17)     Financial Data Schedule.

           Other Exhibits
           ______________


                (a) Powers of Attorney of the Directors and officers are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on February 16, 1996.


                (b) Certificate of Secretary are incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on February 16, 1996.



Item 25.   Persons Controlled by or under Common Control with Registrant.
_______    ______________________________________________________________

           Not Applicable

Item 26.   Number of Holders of Securities.
_______    ________________________________


                (1)                                        (2)
                                                     Number of Record
           Title of Class                     Holders as of March 12, 1996
           ______________                _______________________________

           Common Stock
           (Par value $.001)

           Dreyfus Large Company Growth Fund               33
           Dreyfus Aggressive Growth Fund                 750
           Dreyfus Large Company Value Fund               215
           Dreyfus Aggressive Value Fund                  163
           Dreyfus MidCap Value Fund                       16
           Dreyfus Small Company Value Fund                52
           Dreyfus International Value Fund               152
           Dreyfus Emerging Leaders Fund                2,317



Item 27.   Indemnification
_______    _______________

           The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 27 of Part II of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 22, 1993.

           Reference is also made to the Distribution Agreement attached as Exhibit (6) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 27, 1995.


Item 28(a).     Business and Other Connections of Investment Adviser.
_______         ____________________________________________________

                The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, is a registered broker-dealer. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees:
                                   Skillman Foundation;
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                              Director and Member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            Director:
Director                           Dreyfus America Fund

JULIAN M. SMERLING            None
Director

HOWARD STEIN                  Chairman of the Board:
Chairman of the Board and          Dreyfus Acquisition Corporation*;
Chief Executive Officer            The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Chairman of the Board and Chief Executive
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Avnet, Inc.**;
                                   Dreyfus America Fund++++;
                                   The Dreyfus Fund International
                                   Limited+++++;
                                   World Balanced Fund+++;
                                   Dreyfus Partnership Management,
                                        Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                              Trustee:
                                   Corporate Property Investors
                                   New York, New York

W. KEITH SMITH                Chairman and Chief Executive Officer:
Vice Chairman of the Board         The Boston Company*****;
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****;
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****;
Operating Officer                  The Boston Company*****;
and a Director                Deputy Director:
                                   Mellon Trust****;
                              Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****;
                              President:
                                   Boston Safe Deposit and Trust
                                   Company*****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++;
Chief Investment Officer,     Formerly, Chairman and Chief Executive
Officer:
and a Director                     Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****;
                                   Laurel Capital Advisors****;
                                   Boston Group Holdings, Inc.;
                              Executive Vice President:
                                   Mellon Bank, N.A.****;
                                   Boston Safe Deposit and Trust
                                   Company*****;

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Chairman and Director:
                                   Dreyfus Transfer, Inc.
                                   One American Express Plaza
                                   Providence, Rhode Island 02903
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus Acquisition Corporation*;
                              Vice President and Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Major Trading Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

BARBARA E. CASEY              President:
Vice President-                    Dreyfus Retirement Services Division;
Dreyfus Retirement            Executive Vice President:
Services                           Boston Safe Deposit & Trust Co.*****
                                   Dreyfus Service Corporation*

DIANE M. COFFEY               None
Vice President-
Corporate Communications

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of
Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus Service
                                   Corporation*;
                                   Group Retirement Plans Division of
                                   Dreyfus Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++

MARY BETH LEIBIG
Vice President-
Human Resources


JEFFREY N. NACHMAN            President and Director:
Vice President-Mutual Fund         Dreyfus Transfer, Inc.
Accounting                         One American Express Plaza
                                   Providence, Rhode Island 02903

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-                    Lion Management, Inc.*;
General Counsel               Secretary:
and Secretary                      The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation****
Services

MAURICE BENDRIHEM             Treasurer:
Controller                         Dreyfus Partnership Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                                   The Truepenny Corporation*;
                              Controller:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Service Corporation*;
                                   The Dreyfus Trust Company++;
                                   The Dreyfus Consumer Credit Corporation*;
                              Formerly, Vice President-Financial Planning,
                              Administration and Tax:
                                   Showtime/The Movie Channel, Inc.
                                   1633 Broadway
                                   New York, New York 10019

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+


______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is One Rockefeller Plaza, New York, New York 10020.
++++    The address of the business so indicated is 2 Boulevard Royal,
        Luxembourg.
+++++   The address of the business so indicated is Nassau, Bahama Islands.




Item 28(b).              Business and Other Connections of Sub-Investment
Adviser

             (i) Registrant is fulfilling the requirement of this Item 28(b) to provide a list of the officers and directors of The Boston Company
Asset Management, Inc., ("TBC Asset Management"), the sub-investment adviser to the Dreyfus International Value Fund, Dreyfus Midcap Value Fund and Dreyfus Small Company Value Fund, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by TBC Asset Management or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by TBC Asset Management (SEC File No. 801-6829).


Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Strategy Fund, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC Municipal Fund, Inc.
           9)  Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Capital Value Fund, Inc.
          14)  Dreyfus Cash Management
          15)  Dreyfus Cash Management Plus, Inc.
          16)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          17)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          18)  Dreyfus Edison Electric Index Fund, Inc.
          19)  Dreyfus Florida Intermediate Municipal Bond Fund
          20)  Dreyfus Florida Municipal Money Market Fund
          21)  The Dreyfus Fund Incorporated
          22)  Dreyfus Global Bond Fund, Inc.
          23)  Dreyfus Global Growth Fund
          24)  Dreyfus GNMA Fund, Inc.
          25)  Dreyfus Government Cash Management
          26)  Dreyfus Growth and Income Fund, Inc.
          27)  Dreyfus Growth and Value Funds, Inc.
          28)  Dreyfus Growth Opportunity Fund, Inc.
          29)  Dreyfus Institutional Money Market Fund
          30)  Dreyfus Institutional Short Term Treasury Fund
          31)  Dreyfus Insured Municipal Bond Fund, Inc.
          32)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          33)  Dreyfus International Equity Fund, Inc.
          34)  The Dreyfus/Laurel Funds, Inc.
          35)  The Dreyfus/Laurel Funds Trust
          36)  The Dreyfus/Laurel Tax-Free Municipal Funds
          37)  The Dreyfus/Laurel Investment Series
          38)  Dreyfus Life and Annuity Index Fund, Inc.
          39)  Dreyfus LifeTime Portfolios, Inc.
          40)  Dreyfus Liquid Assets, Inc.
          41)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          42)  Dreyfus Massachusetts Municipal Money Market Fund
          43)  Dreyfus Massachusetts Tax Exempt Bond Fund
          44)  Dreyfus Michigan Municipal Money Market Fund, Inc.
          45)  Dreyfus Money Market Instruments, Inc.
          46)  Dreyfus Municipal Bond Fund, Inc.
          47)  Dreyfus Municipal Cash Management Plus
          48)  Dreyfus Municipal Money Market Fund, Inc.
          49)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          50)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          51)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          52)  Dreyfus New Leaders Fund, Inc.
          53)  Dreyfus New York Insured Tax Exempt Bond Fund
          54)  Dreyfus New York Municipal Cash Management
          55)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          56)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          57)  Dreyfus New York Tax Exempt Money Market Fund
          58)  Dreyfus Ohio Municipal Money Market Fund, Inc.
          59)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          60)  Dreyfus 100% U.S. Treasury Long Term Fund
          61)  Dreyfus 100% U.S. Treasury Money Market Fund
          62)  Dreyfus 100% U.S. Treasury Short Term Fund
          63)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          64)  Dreyfus Pennsylvania Municipal Money Market Fund
          65)  Dreyfus Short-Intermediate Government Fund
          66)  Dreyfus Short-Intermediate Municipal Bond Fund
          67)  Dreyfus Investment Grade Bond Funds, Inc.
          68)  The Dreyfus Socially Responsible Growth Fund, Inc.
          69)  Dreyfus Strategic Income
          70)  Dreyfus Strategic Investing
          71)  Dreyfus Tax Exempt Cash Management
          72)  The Dreyfus Third Century Fund, Inc.
          73)  Dreyfus Treasury Cash Management
          74)  Dreyfus Treasury Prime Cash Management
          75)  Dreyfus Variable Investment Fund
          76)  Dreyfus-Wilshire Target Funds, Inc.
          77)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          78)  General California Municipal Bond Fund, Inc.
          79)  General California Municipal Money Market Fund
          80)  General Government Securities Money Market Fund, Inc.
          81)  General Money Market Fund, Inc.
          82)  General Municipal Bond Fund, Inc.
          83)  General Municipal Money Market Fund, Inc.
          84)  General New York Municipal Bond Fund, Inc.
          85)  General New York Municipal Money Market Fund
          86)  Pacifica Funds Trust -
                    Pacifica Prime Money Market Fund
                    Pacifica Treasury Money Market Fund
          87)  Peoples Index Fund, Inc.
          88)  Peoples S&P MidCap Index Fund, Inc.
          89)  Premier Insured Municipal Bond Fund
          90)  Premier California Municipal Bond Fund
          91)  Premier Equity Funds, Inc.
          92)  Premier Global Investing, Inc.
          93)  Premier GNMA Fund
          94)  Premier Growth Fund, Inc.
          95)  Premier Municipal Bond Fund
          96)  Premier New York Municipal Bond Fund
          97)  Premier State Municipal Bond Fund
          98)  Premier Strategic Growth Fund


(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Executive Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Assistant
                          and Chief Financial Officer        Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Frederick C. Dey++        Senior Vice President              Vice President
                                                             and Assistant
                                                             Treasurer

Eric B. Fischman++        Vice President and Associate       Vice President
                          General Counsel                    and Assistant
                                                             Secretary

Paul Prescott+            Vice President                     None

Elizabeth Bachman++       Assistant Vice President           Vice President
                                                             and Assistant
                                                             Secretary

Mary Nelson+              Assistant Treasurer                None

John J. Pyburn++          Assistant Treasurer                Assistant
                                                             Treasurer

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +   Principal business address is One Exchange Place, Boston, Massachusetts
     02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.


Item 30.    Location of Accounts and Records
            ________________________________

            1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

            2.  The Bank of New York
                90 Washington Street
                New York, New York 10286

            3.  Dreyfus Transfer, Inc.
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

            4.  The Dreyfus Corporation
                200 Park Avenue
                New York, New York 10166

Item 31.    Management Services
_______     ___________________

            Not Applicable

Item 32.    Undertakings
________    ____________


  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of
            Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.


  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.





                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 28th day of March, 1996.

                         DREYFUS GROWTH AND VALUE FUNDS, INC.


                      BY: /s/Marie E. Connolly*
                          ____________________________
                          MARIE E. CONNOLLY, PRESIDENT

          Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                      Title                          Date
__________________________       _______________________________     ________

/s/Marie E. Connolly*            President and Treasurer (Principal  3/28/96
______________________________   Executive, Financial and
Marie E. Connolly                Accounting Officer)

/s/Joseph S. DiMartino*          Director                            3/28/96
_____________________________
Joseph S. DiMartino

/s/John M. Fraser, Jr.*          Director                            3/28/96
______________________________
John M. Fraser, Jr.

/s/Ehud Houminer*                Director                            3/28/96
_____________________________
Ehud Houminer

/s/Gloria Messinger*             Director                            3/28/96
_____________________________
Gloria Messinger

/s/David J. Mahoney*             Director                            3/28/96
_____________________________
David J. Mahoney

*BY:      /s/Eric B. Fischman
          __________________________
          Eric B. Fischman,
          Attorney-in-Fact







                                EXHIBIT INDEX

Exhibits


     (11)       Consent of Independent Auditors

     (17)       Financial Data Schedules